Exhibit 10.27

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

BETWEEN

LEAPFROG ENTERPRISES, INC. AND LEAPFROG INTERNATIONAL

RESEARCH COMPANY LTD., ON ONE HAND, AND

ANOTO A.B. AND ANOTO GROUP A.B., ON THE OTHER HAND

JANUARY 25, 2004

-i-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

Page

1.30	“LeapFrog Indemnified Elements”	5

1.31	“LeapFrog Other New Technology”	5

1.32	“LeapFrog Product”	5

1.33	“LeapFrog Updates”	5

1.34	“LeapFrog Upgrades”	5

1.35	“LeapFrog XY Module”	5

1.36	“Learning Application”	5

1.37	“Licensed Anoto Dot Pattern”	6

1.38	“Licensed Anoto IP”	6

1.39	“Licensed Anoto Technology”	6

1.40	“Licensed LeapFrog IP”	7

1.41	“Licensed LeapFrog Technology”	7

1.42	“Licensed Product”	7

1.43	“Licensed Technology”	8

1.44	“Major Country”	8

1.45	“Newly Developed Technology”	8

1.46	“Net Sales Value”	8

1.47	“Net Sublicense Royalty Value”	8

1.48	“Other New Technology”	8

1.49	“Permitted Anoto Fields”	9

1.50	“Permitted Field”	9

1.51	“Platform OS”	9

1.52	“Pre-existing Technology”	9

1.53	“Qualified LeapFrog Foundry”	9

1.54	“Relationship Managers”	9

1.55	“Statement of Work”	10

1.56	“Stand Alone (Self-Contained) Device”	10

1.57	“Technology”	10

1.58	“Term” has the meaning set forth in Section 16.1	10

1.59	“Test Equipment and Specifications”	11

-ii-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

Page

	1.60	“Update”	11

	1.61	“Upgrade”	11

	1.62	“Work Product”	11

	1.63	“XY Module”	11

2.	DELIVERY AND LICENSE OF LICENSED ANOTO TECHNOLOGY		11

	2.1	License to LFIRC	11

	2.2	License to the Anoto Dot Pattern	12

	2.3	Sublicensing	13

	2.4	Purchase Procedures	15

	2.5	Exclusions	15

	2.6	LeapTrack System	15

	2.7	Delivery of Licensed Anoto Technology	15

	2.8	No Reverse Engineering	15

	2.9	Upgrades and Updates	16

	2.10	LeapFrog Products	16

	2.11	Licensed Field Limitation	16

	2.12	Exclusive Field Recognition	16

	2.13	Permitted Field Rights	17

	2.14	Dot Pattern Variations	17

3.	DELIVERY AND LICENSE OF LICENSED LEAPFROG TECHNOLOGY		17

	3.1	License to Anoto	17

	3.2	Sublicensing	19

	3.3	Purchasing Procedure	21

	3.4	Exclusions	21

	3.5	Third Party Technology	21

	3.6	License Grant by LF Enterprises to LFIRC	21

	3.7	Delivery of LeapFrog Technology	22

	3.8	No Reverse Engineering	22

	3.9	Upgrades and Updates	22

	3.10	Field Recognition	22

-iii-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

Page

4.	LIMITED EXCLUSIVITY		22

	4.1	Exclusive Term	22

	4.2	Market Exception Requests	23

	4.3	Permitted Field Exception	24

5.	DEVELOPMENT, DELIVERABLES AND CORRECTIVE ACTION PROCEDURES		25

	5.1	Engineering Milestone Schedule	25

	5.2	Statements of Work	25

	5.3	Acceptance of Deliverables	25

	5.4	Development Changes	27

	5.5	Development Compensation	28

	5.6	Corrective Action Procedures	28

	5.7	Remedies for Major Delays	31

	5.8	Additional Definitions	37

	5.9	[No Heading]	38

6.	ALLOCATION OF INTELLECTUAL PROPERTY RIGHTS		38

	6.1	Pre-existing Technology	38

	6.2	Improvements	39

	6.3	Newly Developed Technology	39

	6.4	Other New Technology	42

	6.5	Assignment and Cooperation	42

	6.6	Realization of Intellectual Property Rights	42

	6.7	Employees and Contractors	43

	6.8	License to Technology Updates, Upgrades and Other New Technology	43

	6.9	Non-Assertion	43

	6.10	Future Acquisitions of IP	44

	6.11	Claims	44

7.	PROTECTION OF INTELLECTUAL PROPERTY RIGHTS		44

	7.1	General Protection Rights	44

	7.2	Filings of Jointly-Owned IPR	44

-iv-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

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	7.3	Enforcement	45

	7.4	Abandonment	46

	7.5	Markings	47

8.	CONSIDERATION		47

	8.1	Royalties	47

	8.2	Royalty Payment	47

	8.3	Sale Date	47

	8.4	Audit and Prescription Period	47

	8.5	Currency	48

	8.6	Taxes	48

	8.7	Late Payment	48

9.	COMPULSORY AND KEY COMPONENTS		49

	9.1	LeapFrog Obligations With Respect to Anoto Compulsory and Key Components	49

	9.2	Anoto Obligations With Respect to Anoto Compulsory and Key Components	49

	9.3	LeapFrog Obligations with Respect to the LeapFrog ASIC	50

10.	SUBCONTRACTORS AND GROUP COMPANIES		50

	10.1	Subcontractors	50

	10.2	Group Companies	50

	10.3	Sublicensees	51

	10.4	Letter of Credit	51

11.	GENERAL UNDERTAKINGS		52

	11.1	Responsibility for the XY Module	52

	11.2	Product Liability for Licensed Product	52

	11.3	Maintenance and Support	52

	11.4	Protection of the Parties’ Rights in Event of Bankruptcy	53

	11.5	Covenant Not to Compete	55

12.	LIMITED WARRANTY AND DISCLAIMER		56

	12.1	Anoto Warranty	56

-v-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

Page

	12.2	LeapFrog Warranty	56

	12.3	Warranty Remedies	57

	12.4	Disclaimer	57

13.	WARRANTIES AND INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION		57

	13.1	Anoto Representations and Warranties	57

	13.2	LeapFrog Representations and Warranties	59

	13.3	Corporate Authority	60

	13.4	No Conflicting Licenses	60

	13.5	Indemnification by Anoto	61

	13.6	Indemnification by LeapFrog	61

	13.7	Additional Indemnification Remedy	61

	13.8	Indemnification Procedures	62

	13.9	Limitation and Exclusions	62

14.	LIMITATION OF LIABILITY		63

	14.1	[No Heading]	63

	14.2	Limitation of Liability	63

	14.3	Prospective Royalties	64

15.	CONFIDENTIALITY		65

	15.1	Confidential Information	65

	15.2	Non-Disclosure Obligation	65

	15.3	Legal Obligation to Disclose	66

	15.4	Injunctive Relief	66

	15.5	Scope of Obligations	66

	15.6	Publicity	66

16.	TERM AND TERMINATION		67

	16.1	Term; Good Faith Re-Negotiation	67

	16.2	Termination for Cause	67

	16.3	Effect of Termination	68

	16.4	Survival	69

-vi-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

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17.	CHOICE OF LAW AND ARBITRATION		70

	17.1	Choice of New York Law	70

	17.2	Binding Arbitration	70

	17.3	Injunctive Relief	70

	17.4	Fees and Costs	70

18.	MISCELLANEOUS		71

	18.1	Compliance	71

	18.2	Reimbursement of Legal Fees	71

	18.3	Notices, Modifications, Amendments	71

	18.4	Attribution	71

	18.5	No Waiver	71

	18.6	No Assignment or Delegation	72

	18.7	Patent Assignment	72

	18.8	Relationship Between the Parties	72

	18.9	Construction	72

	18.10	Force Majeure	73

	18.11	Severability	73

	18.12	Entire Agreement; Interpretation	74

	18.13	Counterparts	74

-vii-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[EXECUTION COPY]

TECHNOLOGY LICENSE AGREEMENT

This Technology License Agreement (the “Agreement”) is entered into as of January 25, 2004 (“Effective Date”) by and between ANOTO AB, a company incorporated under the laws of Sweden (“Anoto”), ANOTO GROUP AB, a company incorporated under the laws of Sweden (“Anoto Group”), LEAPFROG ENTERPRISES, INC., a company incorporated under the laws of Delaware (“LF Enterprises”) and LEAPFROG INTERNATIONAL RESEARCH COMPANY LTD., a wholly-owned Group Company of LF Enterprises incorporated under the laws of the Cayman Islands (“LFIRC”), and together with LF Enterprises, referred to as (“LeapFrog”). Each of Anoto, Anoto Group, LF Enterprises and LFIRC are referred to as a “Party”, and collectively as the “Parties”.

BACKGROUND

A.	LF Enterprises designs, develops, markets and distributes interactive technology-based learning/education products worldwide.

B.	LFIRC develops and licenses intellectual property pursuant to this Agreement.

C.	Anoto develops and licenses a digital pen and paper technology and infrastructure based on a specific printed pattern. Such Anoto technology enables solutions for paper based digital communication through transmission of handwritten information from paper printed with the Anoto Dot Pattern into digital data.

D.	LF Enterprises, LFIRC and Anoto wish to: (a) develop and customize their respective technologies to be combined in the Joint Platform and LeapFrog Products; (b) have LeapFrog manufacture and distribute LeapFrog Products and LeapFrog Content, and license others to manufacture and distribute LeapFrog Content in accordance with this Agreement; and (c) have Anoto license to third parties the Joint Platform and incorporate such Joint Platform in products in accordance with this Agreement.

Based on the foregoing, and in consideration of the mutual promises and covenants set forth below and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS.

Capitalized terms not otherwise defined herein will have the meaning set forth below:

1.1	“Advance Royalty” has the meaning as defined in Schedule G.

1.2	“Anoto Authorized Source” means Anoto or any of the authorized suppliers for Anoto Compulsory Components and Anoto Key Components as listed in Schedule E.

1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3	“Anoto Compulsory Components” means the hardware and software components of the LeapFrog XY Module as specified in Schedule D and, subject to the terms of Sections 6.8 and 11.3, any Updates or Upgrades thereto.

1.4	“Anoto Content” means material printed with the Anoto Dot Pattern but not the Licensed Anoto Dot Pattern to support interactivity with the Joint Platform or other device using the Anoto XY Module, and any accompanying software for audio, video, data, executable code, storage or other functionality.

1.5	“Anoto Core Applications” means applications for personal or business uses that employ Anoto Functionality for, e.g., notetaking, messaging, forms processing, device entry, Internet or Intranet information services or E-commerce services.

1.6	“Anoto Dot Pattern” means an absolute positioning and electronically detectable background pattern to be printed on paper or other media that is read by a digital pen and that incorporates Technology and Intellectual Property Rights Controlled by Anoto. For the avoidance of doubt, Dot Codes, as defined below, do not form part of the Anoto Dot Pattern.

1.7	“Anoto Functionality” means personal and business paper-based digital processes comprising interaction between an Anoto Digital Pen and Anoto Dot Pattern to (i) perform Internet or Intranet services by accessing Anoto Infrastructure Software, e.g., the GPLS or the EPLS, through a mobile phone, PC or any other applicable access node, or (ii) connect and interact directly with an electronic device, e.g., a PC, mobile phone, PDA or any other relevant electronic device, for enabling applications or services on such electronic device.

1.8	“Anoto Indemnified Elements” means the Licensed Anoto Dot Pattern and the LeapFrog XY Module, in each case excluding third party hardware and software to the extent identified in Schedule B. Notwithstanding the foregoing and for clarity, the following items are excluded from Anoto Indemnified Elements: (i) the Dot Codes as such, (ii) the Firmware included in the XY Module to the extent that it is used for decoding of Dot Codes (referred to as Dot Code Software in Schedule A), and (iii) the Dot Code generation module (as further described in Schedule A).

1.9	“Anoto Infrastructure Software” means the software products developed by or for Anoto that provide the paper look up service (i.e., the directory service of linking Anoto Dot Patterns with one or more of a plurality of service providers or applications) which, as of the Effective Date, includes: (a) GPLS (global paper look-up service) which is a system operated centrally by Anoto; (b) EPLS (enterprise paper look-up service) which is an Intranet system operated by a service provider; and (c) LPLS (local paper look-up service), which is a software component residing on a personal computer.

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.10	“Anoto Key Components” means the hardware and software components and specifications of the LeapFrog XY Module as specified in Schedule D and, subject to the terms of Sections 6.8 and 11.3, any Updates or Upgrades thereto.

1.11	“Anoto Other New Technology” means Other New Technology developed or acquired by Anoto or any Anoto Group Company during the Exclusive Term that has application in the Exclusive Field.

1.12	“Anoto Updates” means Updates made by Anoto to Licensed Anoto Technology, including the LeapFrog XY Module and subcomponents thereof, and the PAPS, GAPAT, OPRS and PPS production test software and test limits.

1.13	“Anoto Upgrades” means Upgrades made by Anoto to Licensed Anoto Technology.

1.14	“Anoto XY Module” means an implementation of the XY Module that is capable of interaction with any portion of the Anoto Dot Pattern except for the Licensed Anoto Dot Pattern.

1.15	“Confidential Information” has the meaning assigned to it in Section 15.1.

1.16	“Controlled” and cognates thereof means, with respect to Technology or Intellectual Property Rights, lawfully possessing the ability to grant rights of the scope contemplated by this Agreement to another without accounting to a third party.

1.17	“Dot Codes” means a dot pattern proprietary to Anoto which encodes information (other than position information) in graphical objects on a surface with the graphical objects placed at positions aligned with an imagined or explicitly marked raster. The implementation of Dot Codes includes (i) Firmware of the XY Module (referred to as Dot Code Software in Schedule A) which decodes the Dot Codes, (ii) the Dot Codes as such, and (iii) the Dot Code Generation module (described in Schedule A).

1.18	“Exclusive Field” means the manufacture, use, sale, promotion or distribution of interactive products that are: (a) Stand Alone (Self-Contained) Devices having either [*]. Except as may be mutually agreed, the Exclusive Field expressly excludes [*].

1.19	“Exclusive Markets” means [*] in the Exclusive Field.

1.20	“Exclusive Term” means the period as defined in Section 4.1.

1.21	“Firmware” means embedded software in object code form.

1.22

“Group Company” means, with respect to a Party, any parent, subsidiary, affiliate or other person that directly or indirectly controls, is controlled by or is under common control with that Party, where “control” means beneficial control

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of more than fifty percent (50%) of the voting securities or other ownership interests. For clarity, LF Enterprises and LFIRC are Group Companies with respect to each other, and similarly, Anoto and its parent, Anoto Group AB, are Group Companies with respect to each other.

1.23	“Improvement” means any beneficial or useful modification to Technology that enhances the efficiency of, reduces the cost of, improves the reliability of, improves the competitiveness or marketability of or improves usability of such Technology.

1.24	“Intellectual Property Rights” means any and all worldwide rights (including license rights), title, ownership and interest, in existence at the Effective Date or obtained thereafter, in and to copyrights, mask works, industrial designs, trademarks, service marks, trade names, trade secrets, know-how, patents (and all claims, applications, registrations, reissues, divisions, substitutions, renewals, extensions, provisionals, continuations, continuations-in-part and reexaminations thereof) and any other rights to Technology, recognized in any jurisdiction or country of the world, whether or not perfected.

1.25	“Joint Platform” means the platform jointly-developed under this Agreement in accordance with the Statement of Work, including the XY Module, the LeapFrog ASIC and the Platform OS, as further described in joint platform specifications to be agreed upon by the Parties, and any Updates or Upgrades thereto supplied by either Party pursuant to Section 6.8. Anoto’s implementation of the Joint Platform will include the Anoto XY Module, the LeapFrog ASIC, and the Platform OS and may include the LeapFrog SDK for Anoto Content development. LeapFrog’s implementation of the Joint Platform will include the LeapFrog XY Module, the LeapFrog ASIC, and the Platform OS and may include the LeapFrog SDK for LeapFrog Content development.

1.26	“Joint Platform Customer” has the meaning assigned to it in Section 3.1.

1.27	“LeapFrog SDK” means the software development kit to be provided by LFIRC as further described on Schedule C, and, subject to the terms of Sections 6.8 and 11.3, any Updates and Upgrades thereto. The LeapFrog SDK contains third party Technology which Anoto must separately license at the prices and terms offered by such third party and which LeapFrog has made a good faith effort to identify in Schedule C.

1.28	“LeapFrog ASIC” means the application specific integrated circuits (ASICs) to be provided by LFIRC to support audio functionality in Licensed Products as further described in Schedule C, and, subject to the terms of Sections 6.8 and 11.3, any Updates or Upgrades thereto. The LeapFrog ASIC contains third party Technology which Anoto must separately license at the prices and terms offered by such third party and which LeapFrog has made a good faith effort to identify in Schedule C.

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.29	“LeapFrog Content” means material printed with the Licensed Anoto Dot Pattern to support interactivity with a LeapFrog Product, and any accompanying software for audio, video, data, executable code, storage or other functionality.

1.30	“LeapFrog Indemnified Elements” means the LeapFrog ASIC, the Platform OS and the LeapFrog SDK, in each case excluding any third party hardware or software contained therein to the extent identified on Schedule C.

1.31	“LeapFrog Other New Technology” means Other New Technology developed or acquired by LeapFrog or any LeapFrog Group Company during the Term that has application in the Permitted Anoto Fields.

1.32	“LeapFrog Product” means a Licensed Product that includes a LeapFrog XY Module and that reads the Licensed Anoto Dot Pattern and may read the Dot Codes.

1.33	“LeapFrog Updates” means Updates made by LeapFrog to Licensed LeapFrog Technology, including the LeapFrog ASIC, LeapFrog SDK and Platform OS.

1.34	“LeapFrog Upgrades” means Upgrades made by LeapFrog to Licensed LeapFrog Technology.

1.35	“LeapFrog XY Module” means the implementation of the XY Module to be assembled by LeapFrog pursuant to specifications (including the PAPS) supplied by Anoto as set forth in the Statement of Work, as amended and agreed to by the Parties, from (a) Anoto Compulsory Components acquired from Anoto Authorized Sources, (b) Anoto Key Components acquired from Anoto Authorized Sources or otherwise meeting agreed-upon specifications, (c) licensed third party technologies, and (d) other hardware and Firmware proprietary to Anoto or Anoto Authorized Sources; and (e) any Anoto Update or Anoto Upgrade (subject to purchase in accordance with Section 6.8) to the foregoing provided. For clarity, the LeapFrog XY Module will include a sensor, illumination optics, imaging optics, imaging and position decoding software, and a light-emitting device, and the LeapFrog XY Module will be capable of reading the Licensed Anoto Dot Pattern and, if implemented, the Dot Codes. Schedule B identifies elements of the LeapFrog XY Module that Anoto in good faith believes are proprietary to third parties.

1.36	“Learning Application” means any product or application that (a) involves: (i) the act, process or experience of [*] (b) is promoted, positioned or sold as [*] By way of example:

[*]

1.37	“Licensed Anoto Dot Pattern” means: (a) the parts of the Anoto Dot Pattern licensed to LFIRC by Anoto pursuant to Section 2; and (b) Updates or Upgrades to the foregoing provided under Section 6.8 or Section 11.3.

5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.38	“Licensed Anoto IP” means Intellectual Property Rights owned or Controlled by Anoto or an Anoto Group Company at any time during the Term that are reasonably necessary to allow LFIRC to use or exploit all applications of the Licensed Anoto Technology or Newly Developed Technology owned by LFIRC in the Permitted Field in accordance with the terms of this Agreement. Schedule I includes all Anoto’s and its Group Companies’ patents and patent applications as ‘of Effective Date. Licensed Anoto IP is included in Schedule I but not all of Schedule I is necessarily Licensed Anoto IP.

1.39	“Licensed Anoto Technology” means the following Technology owned or Controlled by Anoto or an Anoto Group Company:

(a)	the LeapFrog XY Module including its Firmware;

(b)	any deliverable made by Anoto pursuant to the Statement of Work as part of the Joint Platform, except to the extent the deliverable incorporates or embodies the Firmware of the Anoto XY Module, any LeapFrog Pre-Existing Technology or Newly Developed Technology solely owned by LeapFrog pursuant to Section 6;

(c)	Test Specifications;

(d)	Licensed Anoto Dot Pattern, Dot Codes, Offset Printing Requirement Specification (OPRS), Generic Anoto Paper Application Tool (GAPAT) and Printing Anoto Pattern Specification (PAPS);

(e)	Updates and Upgrades to any of the foregoing to the extent provided under and subject to the terms (including additional payments if any) of Section 6.8 or Section 11.3; and

(f)	Newly Developed Technology to the extent solely or jointly owned by Anoto pursuant to Section 6.3.

Licensed Anoto Technology in clauses (a), (c) and (d) as of the Effective Date is identified on Schedule B. Anoto has made a good faith effort to identify on Schedule B any third party software or hardware not Controlled by Anoto that is included in the foregoing clauses (a), (c) and (d), and such identified third party software and hardware is excluded from Licensed Anoto Technology.

1.40	“Licensed LeapFrog IP” means Intellectual Property Rights owned or Controlled by LeapFrog or any Group Company of LeapFrog at any time during the Term that are reasonably necessary to allow Anoto to use or exploit the Joint Platform in the Permitted Anoto Field in accordance with the license granted in Section 3.1 and to practice Newly Developed Technology owned by Anoto pursuant to the terms of this Agreement. Licensed LeapFrog IP includes, but is not limited to, the patents and patent applications identified in Schedule J.

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.41	“Licensed LeapFrog Technology” means the following Technology owned or Controlled by LeapFrog or a LeapFrog Group:

(a)	the Technology specifically identified on Schedule C, consisting of the LeapFrog ASIC, the Platform OS and the LeapFrog SDK;

(b)	any deliverable made by LFIRC pursuant to the Statement of Work as part of the Joint Platform, except to the extent the deliverable incorporates or embodies any Anoto Pre-existing Technology or Newly Developed Technology solely owned by Anoto pursuant to Section 6;

(c)	Updates and Upgrades to any of the foregoing to the extent provided under and subject to the terms (including additional payments if any) of Section 6.8 or Section 11.3; and

(d)	Newly Developed Technology solely or jointly owned by LFIRC pursuant to Section 6.3.

LeapFrog has made a good faith effort to identify on Schedule C any third party software or hardware not Controlled by LeapFrog that is included in the foregoing clause (a), and such identified third party software and hardware is excluded from LeapFrog Licensed Technology. Notwithstanding the definition of “Technology”, Licensed LeapFrog Technology will include certain specified source code of software components in accordance with Schedule C.

1.42	“Licensed Product” means an interactive pen, wand, stylus, writing instrument, game or toy that interacts with the Anoto Dot Pattern, and that (a) includes, uses or is made using some part of Licensed Anoto Technology, or (b) but for the licenses granted in Section 2, the manufacture, use, sale, offer for sale or import of which would infringe Licensed Anoto IP.

1.43	“Licensed Technology” means the Licensed Anoto Technology, the Licensed LeapFrog Technology or both, as applicable.

1.44	“Major Country” means Australia, Canada, China, Japan, Korea, the United States and the countries of the European Union as constituted on the Effective Date, Switzerland, Iceland, Norway and Liechtenstein.

1.45	“Newly Developed Technology” has the meaning set forth in Section 6.3.

1.46

“Net Sales Value” means the actual gross selling price specified on the invoice for the sale or other disposition by or for LeapFrog or a LeapFrog Group Company of a Licensed Product or LeapFrog Content in an arm’s length transaction to a third party customer of LeapFrog (not to a LeapFrog Group Company) less customary trade discounts and reasonable and customary allowances for returns and defects, collectively not to exceed [*] of the gross

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

selling price, and less taxes, duties and shipping charges to the extent separately stated on the invoice.

1.47	“Net Sublicense Royalty Value” means the actual royalty and license fees received by Anoto and its Group Companies for sublicenses granted pursuant to Section 3.2 and related licenses in arm’s length agreements with third parties (not Anoto Group Companies) for the Joint Platform and associated Anoto Content, including licenses to use hardware, software and related Intellectual Property Rights in the Joint Platform, and to produce Anoto Content for use with the Joint Platform, or actual royalty and license fees received by LFIRC and its Group Companies for sublicenses granted pursuant to Section 2.3 in arm’s length agreements with third parties (not LFIRC Group Companies) for LeapFrog Content. For example, if the Joint Platform were licensed by Anoto through one or more of its Group Companies to an ultimate non-affiliated sublicensee, then the Net Sublicense Royalty Value would be the license fees paid by the non-affiliated sublicensee to the Group Companies, but would not include inter-company payments between Group Companies. For the avoidance of doubt, separately priced service-related revenues and non-recurring engineering fees are excluded from the Net Sublicense Royalty Value and royalty and license fees are counted only once for determining Net Sublicense Royalty Value; provided, however, that prices for such service-related revenues and engineering fees are set in good faith in accordance with regular business practice and not to unreasonably divert revenues from royalties or license fees.

1.48	“Other New Technology” means Technology and Intellectual Property Rights developed or acquired by a Party after the Effective Date, including that Party’s Improvements to its own Technology to the extent such Improvements are not Updates or Upgrades, but excluding Newly Developed Technology, that Party’s Pre-existing Technology or that Party’s Improvement to the other Party’s Technology.

1.49	“Permitted Anoto Fields” means any activities or applications outside of the Exclusive Field.

1.50	“Permitted Field” means the manufacture, use, sale, importation, promotion or distribution of a pen, wand, stylus, writing instrument, toy or game that (a) has one or more of [*] that may be either [*] (b) interacts with any part of the [*] and (c) interacts with the user [*] and (d) may have the [*] (Such a [*] will still be in the Permitted Field if it contains [*]). The Permitted Field encompasses the Exclusive Field, but it expressly excludes the manufacture, use, sale, promotion or distribution of products, devices, processes or services that constitute or practice [*] or that compete with or have similar functionality or features as [*] Notwithstanding the foregoing, downloading of [*] does not by itself remove the device from the Permitted Field.

1.51	“Platform OS” means the software operating system and application program interfaces (APIs) for use on the Joint Platform to be provided by LFIRC as further

8.

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described on Schedule C and, subject to the terms of Sections 6.8 and 11.3, Updates and Upgrades thereto. The Platform OS contains third party Technology which Anoto must separately license at the prices and terms offered by such third party and which LFIRC has made a good faith effort to identify in Schedule C.

1.52	“Pre-existing Technology” has the meaning set forth in Section 6.1.

1.53	“Qualified LeapFrog Foundry” means a foundry identified on Schedule F.

1.54	“Relationship Managers” means the individuals identified by each Party in the Statement of Work to be that Party’s contact for day-to-day communications and coordination development activities under the Statement of Work; provided, however, that each Party may from time to time replace its Relationship Manager upon written notice to the other Party in accordance with this Agreement.

1.55	“Statement of Work” means the program of activities set forth on Schedule A for the development of Joint Platform and the LeapFrog Products, as such schedule may be updated or added to by way of new, subsequent statements of work as mutually agreed upon in writing from time to time in accordance with Section 5.2.

1.56	“Stand Alone (Self-Contained) Device” means a device that [*] that may be either [*].

The term “Stand Alone (Self-Contained) Device,” as used in this Agreement, does not include:

(a)	a device in which the audio output is provided solely by either

(i)	a [*], or

(ii)	[*] (as generally defined in November 2003), or

(iii)	[*] (as generally defined in November 2003); or

(b)	a device that incorporates Anoto Functionality, does not include a [*] and such device or content for such device is not [*].; or

(c)	a device that incorporates Anoto Functionality and [*] that is used to complement the Anoto Functionality and such device or content for such device is [*]

1.57

“Technology” means any computer program or routines (in object code or embedded format, regardless of the medium on which it resides), know-how, hardware and/or software configurations, inventions, documentation, translations, text and other works of authorship, data, databases, information, designs, symbols, names, procedures, processes, technical improvements, prototypes, samples, copies and other materialized forms of any intangibles within the

9.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

foregoing. Technology does not include trademarks, service marks, logos, insignias, trade dress and other proprietary trade designations protected by law. Technology does not include software source code except as otherwise expressly provided elsewhere in this Agreement.

1.58	“Term” has the meaning set forth in Section 16.1.

1.59	“Test Equipment and Specifications” means the PPS production test software and test limits and the Anoto PPS production tester for the XY Module, as further defined in Schedule B and specifications therefor, all as defined in Schedule A.

1.60	“Update” means, with respect to specified Licensed Technology, any bug fix, revision and modification made to the specified Licensed Technology by the Party who owns that Licensed Technology. Updates do not include Upgrades.

1.61	“Upgrade” means, with respect to a specified Licensed Technology, a modification (other than Newly Developed Technology) by the owner of that Licensed Technology that adds functions, enhances performance, lowers costs or reduces the size of the Licensed Technology or its components, resulting in a new version of the Licensed Technology. Notwithstanding any provision in this Agreement to the contrary, including any term defined in this Section 1, Upgrades will be made available and licensed only upon mutual agreement in accordance with Section 6.8.

1.62	“Work Product” means any Technology or other tangible or intangible results of the development activities performed under the Statement of Work by or for Anoto or LFIRC or both.

1.63	“XY Module” means the hardware and software detection module that is capable of interaction with the Anoto Dot Pattern, and that is to be developed by Anoto pursuant to the Statement of Work. The XY Module will contain a CMOS sensor, illumination optics, imaging optics, and imaging and position decoding Firmware

2.	DELIVERY AND LICENSE OF LICENSED ANOTO TECHNOLOGY.

2.1	License to LFIRC. Subject to the terms and conditions of this Agreement, Anoto hereby grants to LFIRC the following license rights:

(a)	A worldwide, exclusive license under Licensed Anoto Technology and Licensed Anoto IP (i) to acquire Anoto Compulsory Components from an Anoto Authorized Source, (ii) to import Anoto Compulsory Components acquired from an Anoto Authorized Source and (iii) to use, sell, and offer for sale such Anoto Compulsory Components acquired from an Anoto Authorized Source solely as part of Licensed Products in the Exclusive Field for the Exclusive Term.

10.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)	A worldwide, exclusive license under Licensed Anoto Technology and Licensed Anoto IP (i) to acquire Anoto Key Components from an Anoto Authorized Source, and (ii) to make and have made Anoto Key Components as authorized pursuant to Section 9 and (iii) to use, sell, offer for sale and import such Anoto Key Components or Anoto Key Components acquired from an Anoto Authorized Source solely as part of Licensed Products in the Exclusive Field for the Exclusive Term.

(c)	A worldwide, exclusive license under Licensed Anoto Technology and Licensed Anoto IP to make and have made Licensed Products (except for Compulsory Components) and to use, sell, offer for sale and import Licensed Products in the Exclusive Field for the Exclusive Term.

(d)	A worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP (i) to acquire Anoto Compulsory Components from an Anoto Authorized Source, (ii) to import Anoto Compulsory Components acquired from an Anoto Authorized Source, and (iii) to use, sell, and offer for sale such Anoto Compulsory Components acquired from an Anoto Authorized Source solely as part of Licensed Products in the Permitted Field for the Term.

(e)	A worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP (i) to acquire Anoto Key Components from an Anoto Authorized Source, and (ii) to make and have made Anoto Key Components as authorized pursuant to Section 9, and (iii) to use, sell, offer for sale and import such Anoto Key Components or Anoto Key Components acquired from an Anoto Authorized Source solely as part of Licensed Products in the Permitted Field for the Term.

(f)	A worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP to make and have made Licensed Products (except for Compulsory Components) and to use, sell, offer for sale and import such Licensed Products in the Permitted Field for the Term.

(g)	A worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP to use Test Specifications solely to design, test, manufacture and maintain LeapFrog Content, Licensed Products and components to Licensed Products in the Permitted Field for the Term.

(h)

Subject to the provisions of Section 15, a worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP to use, reproduce, make derivative works of, and distribute (for its own internal use or internal use by its suppliers or permitted sublicensees) a reasonable number of copies of the Firmware (in object code only), data, technical documentation, production test software and development tools (in object code only, unless otherwise agreed) included in Licensed Anoto

11.

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Technology (solely to design, test, manufacture and maintain Licensed Products and their components in the Permitted Field for the Term.

2.2	License to the Anoto Dot Pattern. By submitting orders to Anoto, (LFIRC may request a license for parts of the Anoto Dot Pattern. Upon Anoto’s acceptance of the respective order(s) and identification of a specific part of the Anoto Dot Pattern, such specific part will be deemed the “Licensed Anoto Dot Pattern”. Notwithstanding the foregoing, together with the license grant in this Section 2.2, Anoto will allocate to LFIRC a unique and contiguous portion of the Anoto Dot Pattern equal to [*] and the price for such allocated Anoto Dot Pattern will be included in the Initial License Fee stated in Section 5 of Schedule G. In the event that LFIRC wishes to license additional unique areas of the Anoto Dot Pattern, a license fee equal to [*] per unique area equivalent to [*] will be charged. Subject to the terms and conditions of this Agreement, Anoto hereby grants to LFIRC the following license rights:

(a)	A worldwide, exclusive license under Licensed Anoto Technology and Licensed Anoto IP to use, print and copy the Licensed Anoto Dot Pattern solely to create, make, have made, use, sell, offer for sale, import, reproduce, publicly display, publicly perform, transmit and distribute (through multiple levels of distribution) LeapFrog Content for the Term.

(b)	A worldwide, non-exclusive license under Licensed Anoto Technology and Licensed Anoto IP to use [*] solely to create, make, have made, use, sell, offer for sale, import, reproduce, publicly display, publicly perform, transmit and distribute (through multiple levels of distribution) LeapFrog Content in the Permitted Field for the Term.

2.3	Sublicensing.

(a)	Except as provided in this Section 2.3, LFIRC may not grant any sublicense (either directly or through a Group Company) of the license rights granted in this Section 2.

(b)	LFIRC may only grant sublicenses under the rights granted in Section 2.1 with Anoto’s prior written consent, which will not be unreasonably withheld or delayed, except that LFIRC may grant sublicenses under the rights granted in Section 2.1 to LFIRC Group Companies without prior consent of Anoto, provided, however, that each such Group Company granted a sublicense signs a sublicense agreement that includes (i) agreement by the Group Company to be bound by the terms of this Agreement, (ii) automatic termination in the event the Group Company ceases for any reason to be a Group Company as defined herein, and (iii) automatic termination in the event this Agreement is terminated.

(c)	LFIRC may grant sublicenses (with right to grant further sublicense) under the rights granted under Section 2.2 with respect to the Licensed Anoto

12.

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Dot Pattern only, without Anoto’s prior consent; provided, however, that Anoto will have the right to charge LFIRC for Anoto’s reasonable cost, if any, of administrating the distribution of such sublicensed Licensed Anoto Dot Pattern. LFIRC will provide written notice to Anoto of each sublicense under this Section 2.3(c) within a reasonable time after it becomes effective unless Anoto has already expressly consented to the sublicense.

(d)	LFIRC will enter into written agreements with each permitted sublicensee, if any, on terms consistent with this Agreement. Such permitted sublicensee must specifically agree to the applicable terms of this Agreement, and, in particular agree that the sublicensee will not be allowed to (i) modify, create derivatives work of, reverse engineer or decompile the Licensed Anoto Dot Pattern or any other part of the Licensed Anoto Technology that LFIRC may be permitted to sublicense in accordance with this Agreement, (ii) remove any patent, copyright, trade secret or other proprietary rights ownership notices, or (iii) assign or transfer its sublicensed right to the Licensed Anoto Dot Pattern or Licensed Anoto Technology without prior written approval from Anoto.

(e)

Sublicenses granted by LFIRC pursuant to Section 2.3(c) to make, have made, offer for sale, sell, and import, reproduce, publicly display, publicly perform, transmit and distribute (through multiple levels of distribution) LeapFrog Content based on the Licensed Anoto Dot Pattern will have a maximum term of [*] and will continue until expiration or termination of that [*] despite the termination or expiration of this Agreement or of the license granted to LFIRC in Section 2.2. LFIRC will provide Anoto with a true copy of each such sublicense within thirty (30) days after its execution. To the extent any such sublicense continues for its remaining term after termination or expiration of this Agreement or of the license granted to LFIRC in Section 2.2, (i) LFIRC will retain rights under this Agreement for the remaining term of such sublicense solely to the extent necessary to support such sublicensee as provided by the terms of such sublicense, (ii) LFIRC will continue to enforce such sublicense and will comply with all provisions of this Agreement applicable such sublicense, including the payment to Anoto of amounts due for such sublicense pursuant to Section 8 and Schedule G, as if this Agreement or of the license granted to LFIRC in Section 2.2 had not expired or been terminated, (iii) except for the grant of license rights under Licensed Anoto Technology and Licensed Anoto IP as necessary to permit continuation of the sublicense for its remaining term, Anoto will have no obligation or liability to LFIRC or any other party to such sublicense under any term of this Agreement, including Section 13, for any actions by LFIRC or such other party to such sublicense occurring after the date of termination or expiration of this Agreement or of the license granted to LFIRC in Section 2.2, and (iv) LFIRC may not grant any new sublicenses

13.

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(or expand the scope of then existing sublicenses) after expiration or termination of this Agreement or the license granted to LFIRC in Section 2.3.

(f)	LFIRC will, within thirty (30) days after execution of any sublicense, provide Anoto with the identity of the sublicense, and, to the extent not subject to confidentiality obligations, a summary of the product and market scope of the license rights granted under Licensed Anoto IP and Licensed Anoto Technology and a reasonable description of the sublicensee’s intended use if known by LFIRC. In the event of an audit by Anoto pursuant to Section 8.4, LFIRC will make the entirety of each sublicense agreement available for review, in confidence, by qualified, independent legal counsel and the CPA for purposes of determining not only the accuracy of Royalties paid with respect to such sublicenses, but also that the scope of such sublicenses are consistent with the terms of this Agreement.

2.4	Purchase Procedures. LFIRC agrees to require any manufacturer for LFIRC of LeapFrog Products to comply with the purchasing authorization procedures established by Anoto with any Anoto Authorized Source, which procedures will be provided to LFIRC by Anoto.

2.5	Exclusions. No rights are granted by Anoto under this Section 2 to: (i) any source code of any of the Licensed Anoto Technology (including the LeapFrog XY Module), except as specifically provided in Sections 5 and 11.4; (ii) modify the Leapfrog XY Module, including the Anoto Compulsory Components, without Anoto’s prior written approval; (iii) use the Anoto Infrastructure Software or use the Licensed Anoto Technology to develop software having similar functions as the Anoto Infrastructure Software without written approval from Anoto; or (iv) remove any patent, copyright, trade secret or other proprietary rights ownership notices from Licensed Anoto Technology. Clause (iii) in the foregoing sentence is not intended to prohibit LF Enterprises or LFIRC from independently developing content, content publishing and/or pattern management tools for use by LF Enterprises, LFIRC and their sublicensees with LeapFrog Products or LeapFrog Content, provided in both cases they do not use Licensed Anoto Technology or Licensed Anoto IP in a manner that is contrary to the terms of this Agreement.

2.6	LeapTrack System. Because the LeapTrack system may include functionality falling outside the Permitted Field as performing Anoto Core Applications or as competitive with Anoto Functionality, the Parties agree not later than June 30, 2004, to negotiate in good faith an extension of the license granted in Sections 2.1(d), (e) and (f) to the extent necessary to permit use of Licensed Anoto Technology in the LeapTrack system as it exists as of the Effective Date. In such negotiations, the Parties will consider how LeapFrog could address the market for the LeapTrack system without interfering with the Anoto Functionality and Anoto’s business model related thereto. Any license extension will be on commercially reasonable terms.

14.

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2.7	Delivery of Licensed Anoto Technology. Anoto will provide LFIRC with the Licensed Anoto Technology in accordance with the Statement of Work or on dates otherwise agreed upon.

2.8	No Reverse Engineering. Each of LF Enterprises and LFIRC, for themselves and their Group Companies, undertakes that it will not dissemble, reverse engineer or decompile any technology of the LeapFrog XY Module hardware or software, production software, or other Licensed Anoto Technology except: (a) if Anoto has given its prior written consent; or (b) to the extent permitted according to compulsory applicable law notwithstanding the foregoing prohibition. LF Enterprises and LFIRC will give Anoto prior written notice with detailed explanation prior to exercising any right under sub-section (b) above.

2.9	Upgrades and Updates. LFIRC’s rights to Anoto Upgrades and Anoto Updates are subject to the procedures and conditions set forth in Section 6.8.

2.10	LeapFrog Products. Notwithstanding any other provision of this Agreement, LeapFrog, for itself and its Group Companies, agrees that all Licensed Products made, use, sold, offered for sale or imported by or for LeapFrog, any LeapFrog Group Company or any permitted agent, sublicensee or distributor thereof (a) will include the LeapFrog XY Module, made by or for LeapFrog or a LeapFrog Group Company or permitted sublicensee, using and acquiring Anoto Components (as defined in Section 9) in accordance with the terms of Section 9, and (b) will read solely the Licensed Anoto Dot Pattern and, if so implemented by LFIRC, the Dot Codes: LeapFrog acknowledges and agrees that any breach of the obligations of this Section 2.10 will be a material breach of this Agreement justifying termination by Anoto in accordance with Section 16.2.

2.11	Licensed Field Limitation. LeapFrog expressly agrees for itself and its Group Companies not to use or practice Licensed Anoto Technology or Licensed Anoto IP outside the Permitted Field, not to use or practice Licensed Anoto Technology or Licensed Anoto IP to make, use, sell, offer for sale or import products other than LeapFrog Products, and not to assist or permit any third party to use or practice Licensed Anoto Technology or Licensed Anoto IP except as expressly permitted by this Agreement.

2.12	Exclusive Field Recognition.

(a)	It is the intent of the parties that LFIRC, pursuant and subject to the terms of this Agreement, possesses all substantial rights under Licensed Anoto Technology and Licensed Anoto IP in the Exclusive Field, and, accordingly, Anoto expressly agrees for itself and its Group Companies not to use or practice Licensed Anoto Technology or Licensed Anoto IP in the Exclusive Field and not to assist or permit any third party to use or practice Licensed Anoto Technology or Licensed Anoto IP in the Exclusive Field.

15.

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(b)	It is also the intent of the Parties that LFIRC, pursuant and subject to the terms of this Agreement, possesses exclusive rights to use of the Licensed Anoto Dot Pattern, and, therefore, Anoto expressly agrees for itself and its Group Companies not to use or permit others to use the Licensed Anoto Dot Pattern for any application.

(c)	Anoto will act reasonably and in good faith, and further will not: (i) circumvent LFIRC’s rights to the Exclusive Field by granting a license to a licensee whose purpose with such license, to the extent known by Anoto, would be to enter into direct competition with LFIRC and its sublicensees in the Exclusive Field, or (ii) in the case of Anoto digital pens with audio output, or content for such digital pens, enter into direct competition (which means offering, or allowing its licensees to offer, a product with a similar function as a LeapFrog Product or LeapFrog Content and similar positioning through the same channel) with LFIRC and its sublicensees in Learning Applications.

(d)	Anoto will not grant any licensee of a Stand-Alone (Self-Contained) Device that does not include Anoto Functionality and any licensee of Anoto Content for Learning Applications the rights to use the same portion of the Anoto Dot Pattern.

2.13	Permitted Field Rights. Because LFIRC’s rights in the Permitted Field are nonexclusive, Anoto may grant licenses, that may be exclusive except for LFIRC’s rights or nonexclusive, under Licensed Anoto Technology or Licensed Anoto IP to third parties in the Permitted Field, but outside the Exclusive Field during the Exclusive Term. In addition, Anoto may grant licenses in the Exclusive Field in accordance with Section 4.2 and exclusive licenses (even as to LFIRC and its Group Companies) in the Permitted Field in accordance with Section 4.3.

2.14	Dot Pattern Variations. So long as the Licensed Anoto Dot Pattern remains the same as licensed herein, LFIRC may deviate from Anoto specifications for printing the Licensed Anoto Dot Pattern (PAPS or OPRS) as necessary to print on media having surfaces, shapes or sizes not contemplated by such specifications. Anoto will have no responsibility for the functionality of any material printed with the Licensed Anoto Dot Pattern that does not conform to the Anoto specifications, and Anoto hereby disclaims any representation or warranty, including those in Section 12, that may apply to any such material. Material printed with variations of the Licensed Anoto Dot Pattern as contemplated by this Section 2.14, for purposes of the terms of Section 2, will be licensed despite the deviations from the specifications.

3.	DELIVERY AND LICENSE OF LICENSED LEAPFROG TECHNOLOGY.

3.1

License to Anoto. Subject to the terms and conditions of this Agreement, LFIRC hereby grants to Anoto the following license rights (the “LeapFrog License”) for the stated purposes, including enabling third party licensees of Anoto (other than

16.

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Anoto Group Companies) (“Joint Platform Customers”) to use Licensed LeapFrog Technology in the Joint Platform:

(a)	Subject to the terms and conditions of this Agreement, LFIRC hereby grants to Anoto a worldwide, nonexclusive license under Licensed LeapFrog Technology and Licensed LeapFrog IP solely in the Permitted Anoto Fields during the Exclusive Term and in any field after expiration of the Exclusive Term to:

(i)	design and develop the Joint Platform;

(ii)	subject to Section 3.2(b), grant royalty-bearing sublicenses to Joint Platform Customers to: (A) purchase the LeapFrog ASIC from a Qualified LeapFrog Foundry solely for use with the Joint Platform; and (B) make, have made, use, sell, offer for sale, import and otherwise commercially distribute products that implement the Joint Platform;

(iii)	subject to the provisions of Section 15, use, reproduce, make derivative works of, and distribute (for its own internal use or internal use by its permitted sublicensees) a reasonable number of copies of technical documentation included in Licensed LeapFrog Technology solely as necessary to design, test, manufacture and maintain the Joint Platform and its components.

(b)	Subject to the terms and conditions of this Agreement, LFIRC hereby grants to Anoto a worldwide, nonexclusive license under Licensed LeapFrog Technology and Licensed LeapFrog IP solely in the Permitted Anoto Fields prior to December 31, 2009 Term and in any field after December 31, 2009 to:

(i)	modify and compile the ASIC system starter/hello world module, in source code format, to create customized versions thereof in object code format;

(ii)	install and execute the Platform OS and the LeapFrog SDK, in object code format, on one or more of its own computers solely for developing applications to run on the Joint Platform and solely in accordance with the form end user license agreements that accompany the LeapFrog SDK;

(iii)	reproduce copies of the Platform OS and LeapFrog SDK, in object code format only (except the ASIC system starter/hello world module and customized versions of same, which may be distributed in source code format), and to distribute such copies by way of sublicense solely to Joint Platform Customers solely for use with the Joint Platform; and

17.

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(iv)	subject to Section 3.2(b), grant sublicenses to Joint Platform Customers, solely in the Permitted Anoto Fields, to: (A) exercise the rights granted under Sections 3.1(a) through 3.1(b); (B) reproduce copies of the Platform OS in object code format only, and to distribute such copies, solely as incorporated into the Joint Platform; and (C) reproduce exact copies of device drivers and other portions of the LeapFrog SDK designated by LFIRC in Schedule C as “redistributable” components and distribute the same solely as incorporated into applications developed using the LeapFrog SDK that are deployed on the Joint Platform.

3.2	Sublicensing.

(a)	Except as provided in this Section 3.2, Anoto may not sublicense (either directly or through a Group Company), the license rights granted in Section 3.1.

(b)	Anoto may not grant the sublicenses described in Sections 3.1(a)(ii) and 3.1(b)(iv) prior to six (6) months after LeapFrog begins production of Licensed Products using the Interim DotPos or Complete DotPos (as defined in Section 5) without LFIRC’s prior written approval which will not be unreasonably withheld or delayed. Anoto may grant the sublicenses described in Sections 3.1(a)(ii) and 3.1(b)(iv) without LFIRC’s approval at any time after six (6) months after LeapFrog begins production of Licensed Product using the Interim DotPos or Complete DotPos.

(c)	Anoto may grant sublicenses under Sections 3.1(b)(i) through (iii) without LFIRC’s prior approval to Anoto’s Group Companies; provided, however, that each such Group Company signs a sublicense agreement that includes: (i) agreement by the Group Company to be bound by the terms of this Agreement, (ii) automatic termination in the event the Group Company ceases for any reason to be a Group Company as defined herein, and (iii) automatic termination in the event this Agreement is terminated. Anoto will provide LFIRC with a true copy of all such sublicense agreements promptly after their execution.

(d)

In all cases, Anoto will, within thirty (30) days after its execution, provide LFIRC with the identity of the sublicense, and, to the extent not subject to confidentiality obligations, a summary of the product and market scope of the license rights granted under Licensed LeapFrog IP and Licensed LeapFrog Technology and a reasonable description of the sublicensee’s intended use if known by Anoto. In the event of an audit by LFIRC pursuant to Section 8.4, Anoto will make the entirety of each sublicense agreement available for review, in confidence, by qualified, independent legal counsel and the CPA for purposes of determining not only the accuracy of Royalties paid with respect to such sublicenses, but also that

18.

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the scope of such sublicenses are consistent with the terms of this Agreement.

(e)	Anoto will enter into written agreements with each permitted sublicensee, if any, on terms consistent with this Agreement. Such permitted sublicensee must specifically agree to the applicable terms of this Agreement, and, in particular, agree that the sublicensee will not be allowed to (i) modify, create derivatives work of, reverse engineer or decompile the Platform OS, LeapFrog SDK, or any other part of the Licensed LeapFrog Technology that Anoto may be permitted to sublicense in accordance with this Agreement (other than the ASIC system starter/hello world module); (ii) reproduce or distribute the LeapFrog SDK or Platform OS except as expressly permitted under Section 3.1; or (iii) remove any patent, copyright, trade secret or other proprietary rights ownership notices.

(f)	If, after expiration or termination of the Exclusive Term, Anoto grants a sublicense under Licensed LeapFrog Technology and Licensed LeapFrog IP to a Joint Platform Customer to make, have made, use, sell, offer for sale, import and otherwise commercially distribute products (including any Anoto Content) that implement the Joint Platform in the Exclusive Field at royalty rates that are less than the Licensed Product Royalty or Licensed Content Royalty, as applicable, then payable by LFIRC pursuant to paragraphs 1 or 2 of Schedule G, Anoto will promptly so advise LFIRC and, upon written request of LFIRC, will amend the royalty rates in paragraphs 1 and 2 of Schedule G, as applicable, so that such rates are as low as the royalty rates payable by such Joint Platform Customer for sales of such products in the Exclusive Field. In the event, after expiration of this Agreement, LeapFrog desires a new license under Licensed Anoto Technology or Licensed Anoto IP, LeapFrog will be entitled to the benefits of this provision with respect to any sublicense that (i) continues after expiration of this Agreement pursuant to Section 3.2(g) and (ii) constitutes potential competition to LeapFrog activities subject to the new license. The benefits of this provision will apply to any such new license only so long as such sublicense(s) continues after expiration of this Agreement.

(g)

Sublicenses granted by Anoto pursuant to Section 3.2(b) have a maximum term of [*] and will continue until expiration or termination of that [*] term despite the termination or expiration of this Agreement or of the license granted to Anoto in Section 3.1, subject to the following: (i) Anoto will retain rights under this Agreement for the remaining term of such sublicense solely to the extent necessary to support such sublicensee as provided by the terms of such sublicense, (ii) Anoto will continue to enforce such sublicense and will comply with all provisions of this Agreement applicable such sublicense, including the payment to LFIRC of amounts due for such sublicense pursuant to Section 8 and Schedule G, as

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if this Agreement or of the license granted to Anoto in Section 3.1 had not expired or been terminated, (iii) except for the grant of license rights under Licensed LeapFrog Technology and Licensed LeapFrog IP as necessary to permit continuation of the sublicense for its remaining term, LeapFrog will have no obligation or liability to Anoto or any other party to such sublicense under any term of this Agreement, including Sections 11.3 and 13, for any actions by Anoto or such other party to such sublicense occurring after the date of termination or expiration of this Agreement or of the license granted to Anoto in Section 3.1, (iv) Anoto may not grant any new licenses (or expand the scope of then existing licenses) after expiration or termination of this Agreement or the license granted to Anoto in Section 3.1.

3.3	Purchasing Procedure. Anoto agrees to require any Anoto Joint Platform Customer to comply with the purchasing authorization procedures established by LeapFrog with any Qualified LeapFrog Vendors, which procedures will be provided to Anoto by LeapFrog. An Anoto Joint Platform Customer may not assign or transfer its right to purchase the LeapFrog ASIC from a Qualified LeapFrog Foundry without prior written approval from LFIRC.

3.4	Exclusions. No rights are granted by LFIRC under this Section 3 to: (i) source code of any of the Licensed LeapFrog Technology (including the Platform OS and LeapFrog SDK), except for the system starter/hello world module and pursuant to Sections 5 and 11.4; (ii) modify the Licensed LeapFrog Technology, without LeapFrog’s prior written approval, except for the ASIC system starter/hello world module; (iii) remove any patent, copyright, trade secret or other proprietary rights ownership notices from Licensed LeapFrog Technology; or (iv) any trademark, service mark, logo or other proprietary trade designation, including LEAPFROG or LEAP PAD. LFIRC will have the right to revoke, restrict or limit any portion of the LeapFrog License to prevent the sale of Joint Platforms for use in the Exclusive Field for the Exclusive Term in violation of LeapFrog’s rights under this Agreement.

3.5

Third Party Technology. Anoto and any Joint Platform Customers will need to independently license from third parties the third party Technology referenced on Schedule C. No rights are granted by LFIRC under this Section 3 to any third party software included in the Licensed LeapFrog Technology that is not Controlled by LeapFrog. If LFIRC uses customized third party Technology in the Licensed LeapFrog Technology or to the extent that the LeapFrog ASIC contains third party Technology and such Technology is not Controlled by LeapFrog, then LFIRC will use its commercially reasonable efforts to make arrangements with such third party Technology providers to directly sublicense from LFIRC to Anoto the right to use such customized third party Technology on such terms and conditions to be agreed upon by Anoto, LeapFrog and the applicable third party, which sublicense would require a license fee to such third party software licensors to be paid by Anoto or Joint Platform Customers as agreed by the Parties. The

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Parties will discuss a mutually satisfactory arrangement for such third party Technology.

3.6	License Grant by LF Enterprises to LFIRC. LF Enterprises grants to LFIRC a non-exclusive, non-assignable, non-transferable, royalty-bearing, worldwide right and license to the Pre-existing LeapFrog Technology (as defined in Section 6.1), including Updates and Upgrades (if any) as defined in Section 6.8, with full right to sublicense, to be used in the development of the LeapFrog Licensed Technology and the Joint Platform. The amount of royalty to be paid by LFIRC under this license grant will be determined by LF Enterprises and LFIRC at an appropriate time in the future.

3.7	Delivery of LeapFrog Technology. LFIRC will provide Anoto with the Licensed LeapFrog Technology in accordance with the Statement of Work or on dates as otherwise agreed upon between the Parties.

3.8	No Reverse Engineering. Each of Anoto and Anoto Group Companies undertakes that it will not dissemble, reverse engineer or decompile any Technology, software or other property provided by LFIRC hereunder except: (a) if LFIRC has given its prior written consent; or (b) to the extent permitted according to compulsory applicable law notwithstanding the foregoing prohibition. Anoto will give LFIRC prior written notice with detailed explanation prior to exercising any right under sub-section (b) above.

3.9	Upgrades and Updates. Anoto’s rights to LeapFrog Upgrades and LeapFrog Updates are subject to the procedures and conditions set forth set forth in Section 6.8.

3.10	Field Recognition. Anoto expressly agrees for itself and its Group Companies not to use or practice Licensed LeapFrog Technology or Licensed LeapFrog IP, and not to assist or permit any third party to use or practice Licensed LeapFrog Technology or Licensed LeapFrog IP, except as expressly permitted by this Agreement.

4.	LIMITED EXCLUSIVITY.

4.1

Exclusive Term. The Exclusive Term will commence on the Effective Date and continue through [*]. Notwithstanding the foregoing, and except as provided below, Anoto, by written notice to LFIRC, may convert LFIRC’s exclusive rights under Section 2 in the Exclusive Field to nonexclusive rights if LFIRC, directly or through its Group Companies, does not commercially introduce and market prior to [*], one or more LeapFrog Products that, individually or collectively, include all of the following features: (1) pre-loaded content or physically exchangeable content cartridges, and (2) supporting the capability to download content via physical attachment; and (3) wireless connection to a content source; unless the primary cause for such failure to launch such LeapFrog Products is a material delay or failure by Anoto to perform its a material obligation under this

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Agreement or a material failure of a material Anoto deliverable. Notwithstanding the foregoing:

(a)	Anoto will not be entitled to exercise such rights if (i) LFIRC gives Anoto written notice in response to Anoto’s notice of proposed termination that it will launch the Licensed Product on or before [*]; and (ii) the Licensed Product is actually launched on or before [*]

(b)	If (i) LeapFrog has commercially introduced one or more LeapFrog Products as per the dates defined in Section 4.1 above as required under clauses (1) and (2) above but has not by that time introduced a LeapFrog Product that includes a [*] as required by clause (3) above; and (ii) the Parties have not agreed on an extension of LFIRC’s license in accordance with Section 2.5; then LFIRC’s exclusive rights under Section 2 will remain in effect (notwithstanding the provisions in this Section to the contrary), but clause (iii) of the definition of Exclusive Field will, after [*], be deemed amended by deleting [*] therefrom and thereafter Anoto may license others to distribute for Learning Applications sound-enabled Stand-Alone (Self-Contained) Devices that [*].

4.2	Market Exception Requests. Notwithstanding the grants of exclusive rights to LFIRC in Section 2, Anoto may practice within the Exclusive Field under circumstances specified below:

(a)	LFIRC will notify Anoto on or before [*] of the individual markets identified on Schedule L (the “Individual Markets”) within the Exclusive Markets in which it will cause to be launched a LeapFrog Product during the following year (the “Launch Year” for such Individual Markets) as follows: (i) the United States and one (1) additional Individual Market for Launch Year [*]; (ii) two (2) Individual Markets for Launch Year [*]; and (iii) three (3) Individual Markets for Launch Year [*]. If LFIRC does not notify Anoto of the requisite number of Individual Markets by the applicable notification date, then the Individual Markets for the next Launch Year will be the first Individual Markets not previously selected by LFIRC, based on the order in which they appear on Schedule L.

(b)

If LF Enterprises or LFIRC directly, or indirectly through its distributors, fails to launch a LeapFrog Product within an Individual Market before the end of the applicable Launch Year, then that Individual Market will no longer constitute part of the Exclusive Markets for purposes of this Section 4 if: (i) Anoto has a bona-fide partner opportunity to commercialize a product within the Exclusive Field (that may, at Anoto’s discretion, incorporate the Joint Platform) within such Individual Market, and Anoto notifies LFIRC thereof in writing by the end of the applicable Launch Year; and (ii) the Parties have discussed in good faith the risk and likely commercialization of such opportunity (provided, however, that the decision to pursue such opportunity will remain in Anoto’s discretion).

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Notwithstanding the foregoing, (x) the United States is not subject to removal from the Exclusive Markets, and (y) LeapFrog will not lose exclusivity as a result of any failure to launch a LeapFrog Product with an Individual Market if such failure was due to the failure of a deliverable or performance of Anoto. Subject to Section 2.13 and 4.3, notwithstanding the removal of an Individual Market from the Exclusive Markets, LeapFrog may continue to exercise its license rights under this Agreement on non-exclusive basis in such Individual Market.

(c)	From time to time during the Exclusive Term, if Anoto has a bona-fide partner opportunity to commercialize a product within the Exclusive Field in one or more Individual Markets (that may, at Anoto’s discretion incorporate the Joint Platform), Anoto will submit a written request (including all relevant details with respect to such opportunity that Anoto is permitted to disclose consistent with its confidentiality obligations to such partner) to LFIRC for approval to pursue such opportunity. LFIRC will approve or reject such request within fourteen (14) days after its receipt of such request; provided, however, that LFIRC may reject such request in its good-faith discretion if: (i) LFIRC and/or LF Enterprises is otherwise in compliance with the launch requirements described in Section 4.2(a) above with respect to the market identified in Anoto’s opportunity request; and (ii) the Parties have discussed in good faith the risk and likelihood of commercialization of such opportunity. If LFIRC approves such request in writing, the Exclusive Field will not apply solely within the applicable Individual Market and only to the extent of the ‘partner opportunity approved by LFIRC. Further, the Parties acknowledge that when deciding whether or not to approve an Anoto request the following considerations will be taken into account: (x) the objective of the Parties to cooperate to create a broad de facto standard for the Licensed Anoto Technology and Licensed LeapFrog Technology via the Joint Platform, and (y) the risk of forcing a competing platform; and (z) the risk of reduced overall business for LFIRC and its Group Companies.

4.3

Permitted Field Exception. If, at any time after [*], Anoto proposes to grant to a third party an exclusive license (even as to LFIRC) under Licensed Anoto Technology and/or Licensed Anoto IP in the Permitted Field, but outside the Exclusive Field during the Exclusive Term, Anoto shall first provide LFIRC with a written notice of such proposal which identifies the specific target market for which Anoto proposes to grant an exclusive license. Unless, within ninety (90) days after receipt Anoto’s written notice, LFIRC discloses to Anoto specific plans LFIRC has to exploit that target market and commits in writing to commercialize products in that target market within [*] months after receipt of Anoto’s notice, Anoto may grant the proposed exclusive license (even as to LFIRC and its Group Companies) to the third party for the target market for a period not to exceed three (3) years. Anoto may provide such third party with the option to extend the

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exclusive license period for additional three-year periods, each such extension being subject to LFIRC’s approval pursuant to the terms of this Section 4.3.

5.	DEVELOPMENT, DELIVERABLES AND CORRECTIVE ACTION PROCEDURES.

5.1	Engineering Milestone Schedule. The initial engineering milestone schedule is set forth in the Statement of Work and identified as the “Engineering Milestone Schedule”. Each of the Parties will use best commercial efforts to produce the deliverables that it is required to provide under the Statement of Work in accordance with the Engineering Milestone Schedule and agreed upon specifications and criteria contained in the Statement of Work. The Parties each acknowledge that time is of the essence and strict adherence to the Engineering Milestone Schedule is necessary to meet the production start date identified in the Engineering Milestone Schedule (“Production Start Date”), which is the date of commencement of full-scale commercial production and manufacturing of the Licensed Products for the United States Fall/Holiday retail shipping season for 2005.

5.2	Statements of Work. Additional and more detailed specifications and terms with respect to development of the Licensed Product (i.e., division of roles and responsibilities, project schedule, time plan, deliverables, milestones and cost allocation) are set forth in the Statement of Work, which will be deemed part of, and governed by the terms of this Agreement. Each Party will use best commercial efforts to perform its obligations under the Statement of Work to achieve each defined milestone and to deliver specified deliverables that satisfy the applicable specifications and schedules set forth in the Statement of Work. The Parties may agree to modify or supplement the Statement of Work, and any such modification or supplement will be in writing, executed by both parties and attached to this Agreement as an addendum to the Statement of Work.

5.3	Acceptance of Deliverables.

(a)	As soon as a Party that is obligated to provide a deliverable under this Agreement, including under the Statement of Work, (an “Obligated Party”) believes it has completed a deliverable for which it is responsible under the Statement of Work (and that such deliverable meets all applicable agreed-upon specifications and acceptance criteria), the Obligated Party will provide such deliverable to the other Party (a “Recipient Party”) for acceptance testing and evaluation, together with a qualification report, if appropriate, documenting that the deliverable meets the agreed upon specifications and acceptance criteria. The Recipient Party will then, within seven (7) days after receipt of such deliverable and the corresponding qualification report (the “Acceptance Period”) test, evaluate and determine whether the deliverable and qualification results meet the agreed-upon specifications and acceptance criteria set forth in the Statement of Work.

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(b)	With respect to any deliverable provided hereunder, a Recipient Party will: (i) issue a written notice of acceptance (an “Acceptance Notice”); (ii) issue a written notice of rejection that includes a detailed description of the non-conformance, acceptance criteria not fulfilled and/or other reasons why the deliverable is not reasonably acceptable to such Recipient Party (a “Rejection Notice”); or (iii) issue a written notice that additional time is needed for evaluation in which case the Acceptance Period will be prolonged accordingly (an “Extension Notice”). An Extension Notice may not seek a period of extension for rejection or acceptance greater than ten (10) days past the original Acceptance Period, unless agreed to in writing by the Obligated Party. If the Recipient Party issues an Extension Notice or fails to respond by the end of the Acceptance Period, the schedule for any other deliverables that are dependent upon the timely acceptance of the first deliverable will be delayed, on a day-by-day basis, to reflect the actual delay in acceptance for the first deliverable.

(c)	No deliverable will be deemed accepted by a Recipient Party unless and until it issues an Acceptance Notice, except as set forth in this Section 5.3(c). If a Recipient Party has not issued an Acceptance Notice prior to the expiration of the Acceptance Period, the applicable deliverable will be deemed rejected; provided that if the Obligated Party has not received an Acceptance Notice, Rejection Notice or Extension Notice on or before the date of expiration of the Acceptance Period, then the Obligated Party may deliver to the Recipient Party a notice of default acceptance (a “Default Acceptance Notice”) which will result in such deliverable being accepted by default five (5) days after receipt of the Default Acceptance Notice by the Recipient Party (the “Default Acceptance Date”), unless the Recipient Party delivers to the Obligated Party a Rejection Notice or Acceptance Notice or an Extension Notice on or before the Default Acceptance Date. Upon acceptance of a deliverable, whether by default pursuant to this Section 5.3(c) or by an Acceptance Notice pursuant to Section 5.3(b), any applicable payments for completion of such deliverable will be due and payable by the Recipient Party; provided, however, that LeapFrog may elect to take delivery of an Interim DotPos ASIC in accordance with Section 5.7(a)(ii) without being deemed to have accepted the DotPos ASIC or relieving Anoto of its obligations to correct the Interim DotPos ASIC under Section 5.3(d). If no Rejection Notice has been provided, the Recipient Party will not be entitled to invoke a Level One or a Level Two Event, as defined below.

(d)

If a Recipient Party issues a Rejection Notice for or, pursuant to Section 5.3, is deemed to have rejected, any deliverable due to non-conformance of the agreed upon specification and acceptance criteria, the Obligated Party will, at no additional charge, use best commercial efforts to implement all necessary corrective actions with respect to the applicable deliverable(s) as soon as practicable (so as not to materially impact the

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overall Engineering Milestone Schedule, and more specifically, the Production Start Date) to deliver promptly a schedule for resubmission, and to resubmit such deliverable for acceptance testing in accordance with this Section 5. If the Obligated Party (i) does not resubmit to the Recipient Party the deliverable that meets the agreed-upon specifications and acceptance criteria within seventeen (17) days from receipt of an Rejection Notice, or (ii) submits a revised schedule for correction of the rejected deliverable that projects an overall delay of the Engineering Milestone Schedule or the Production Start Date of greater than seventeen (17) days, or (iii) fails to submit a revised schedule for correction of the rejected deliverable at all, then the Recipient Party may, at its option, invoke a Level One Event (as defined in Section 5.6(a)), unless the reason for the Obligated Party’s non-conformance is the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the deliverable.

(e)	If the Obligated Party (i) does not resubmit to the Recipient Party the deliverable that meets the agreed-upon specifications and acceptance criteria within forty-five (45) days from receipt of an Rejection Notice, or (ii) submits a revised schedule for correction of the rejected deliverable that projects an overall delay of the Engineering Milestone Schedule or the Production Start Date of greater than forty-five (45) days, or (iii) fails to submit a revised schedule for correction of the rejected deliverable at all, then the Recipient Party may, at its option, invoke a Level Two Event (as defined in Section 5.6(c), unless the reason for the Obligated Party’s non-conformance is the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the deliverable.

(f)	In addition to the terms of Section 18.3, any notice permitted or required by Section 5.3 may be sent by e-mail to e-mail addresses designated in writing by the Party receiving such notices.

5.4	Development Changes.

(a)

If a Party wishes to change a Statement of Work (or any of the specifications set forth therein), such Party will provide the other Party notice of such desired change (a “Change Request”) and the Parties will discuss in good faith the ramifications of such Change Request on the overall development schedule and any resulting adjustment in NRE Fees to be charged as a result of such Change Request. No Change Request will be made to the Engineering Milestone Schedule or otherwise to the Statement of Work unless mutually agreed upon by each of the Parties. The Parties will use best commercial efforts to respond to a Change Request as soon as commercially practicable, but not later than ten (10)

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days after receipt of the Change Request. Notwithstanding the submission of any Change Request, unless otherwise specifically directed by the Recipient Party, the Obligated Party will continue its activities in accordance with the then-current Statement of Work unless and until each Party agrees to the Change Request.

(b)	In the event of a delay of any task as defined in a Statement of Work, an Obligated Party will, within seven (7) calendar days after the Obligated Party knows or reasonably anticipates such delay, or within two (2) days of missing a delivery or milestone date, notify the Relationship Manager of the Recipient Party, in writing, and provide the following information: (i) a description of the delay, including the impacted deliverables and actual or anticipated duration of the delay; (ii) an analysis of the impact and consequences of the delay on each Party’s deliverables, based on the current project schedule as maintained by the Parties; (iii) the root cause of the delay (or indication of the root cause); and (iv) a schedule recovery plan, including the impact, if any, on the Production Start Date.

5.5	Development Compensation. In consideration of Anoto’s performance of its obligations under the Statement of Work, LFIRC will pay Anoto the NRE Fee of [*] in installments in accordance with Section 5.2 of Schedule G. Any further development work performed by a Party for the other beyond that which is specified in the Statement of Work will be subject to an additional non-recurring engineering fee (“Additional NRE Fee”) calculated at a rate of USD [*] per person-hour, or such other flat fee or other arrangement upon which the Parties may mutually agree; provided that work authorization has been approved in writing by the Recipient Party. Such Additional NRE Fee will be invoiced monthly in arrears and each such invoice will be submitted together with a detailed written record and supporting documents of the work performed approved and countersigned by the Relationship Manager for the Party to whom such invoice is submitted.

5.6	Corrective Action Procedures.

(a)

Level One Event. A Recipient Party will, at no additional cost to such Recipient Party, be entitled to exercise Level One Remedies set forth below if: (i) an Obligated Party fails to perform one of its milestone or development obligations (and the reason for such failure is not the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of its milestone or development obligation) in accordance with the Engineering Milestone Schedule, which failure remains uncured for seventeen (17) days; (ii) an Obligated Party’s deliverables are not accepted by the Recipient Party due to nonconformance to the agreed-upon specifications and acceptance criteria and the Obligated Party is unable to correct or otherwise modify the unaccepted deliverable within seventeen (17) days from receipt by the

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Obligated Party of the Rejection Notice (and the reason for such failure is not the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the pertinent deliverable); (iii) the Recipient Party can reasonably demonstrate that the Production Start Date will be delayed by seventeen (17) or more days as a result of the failure to provide a deliverable (and the reason for such failure is not the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the pertinent deliverable); or (iv) as otherwise specified above in Section 5.3(c) (each, a “Level One Event”). In addition, the Parties agree to communicate in good faith with respect to interim progress made toward a pending deliverable milestone, and to exercise immediate Level One Remedies as mutually agreed upon in order to meet the Production Start Date.

(b)

Level One Remedies. For purposes of this Agreement, “Level One Remedies” means that the Recipient Party will have the right, but not obligation, to have access to and use Technology Controlled by the Obligated Party that is reasonably necessary to support recovery, for the sole purpose of assisting the Obligated Party to fulfill its obligations under this Agreement. Such access and use will be limited to access and use of Technology or Intellectual Property Rights Controlled by the Obligated Party that the Recipient Party would reasonably need to remedy the Level One Event which is the basis for invoking the Level One Remedy and the Obligated Party’s relevant proprietary tools, facilities and equipment (collectively, the “Enabling IP”). Enabling IP provided under a Level One Remedy need not include core technology or source code owned or Controlled by the Obligated Party. All Level One Remedies will be delivered or made available either at the Obligated Party’s offices or such other reasonable location designated by the Obligated Party where such Technology could be used effectively for the purposes set forth in this Section 5.6. The Recipient Party will send to the Obligated Party’s offices (or other designated location) employees or consultants of the Recipient Party that have appropriate expertise to address the causes of the delay or failure of the acceptance of the deliverable or other matter related to the Level One Event. Any reasonable, pre-approved in writing travel costs of the employees or consultants of the Recipient Party to access and use the Technology under the Level One Remedies will be paid by the Obligated Party. In furtherance of the foregoing, the Obligated Party will grant to the Recipient Party a temporary, restricted license (a “Level One Event License”) to use the Enabling IP for the sole purpose of remedying the Level One Event which formed the basis for invoking the Level One Remedy. A Level One Event License will be strictly limited and the Recipient Party will have access to and use of the Obligated Party’s Enabling IP only: (1) to the extent and scope as is absolutely necessary to

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enable the Recipient Party to remedy the Level One Event, as appropriate; (2) for so long as is needed to remedy the Level One Event, as appropriate; and (3) with respect to such number of employees or consultants of the Recipient Party as is needed to enable the proper and timely remedy of the Level One Event, as appropriate. The Recipient Party will provide to the Obligated Party the names, titles and locations of such persons who access or use the Enabling IP (and each such person will sign an individual confidentiality agreement with terms consistent with this Section 5.6(b) and Section 15). Upon completing the remedy for the Level One Event, the Recipient Party will return to the Obligated Party, or, at the Obligated Party’s election, will destroy immediately, all materials relating to the Enabling IP other than the deliverables required under the Statement of Work that are prepared using the Enabling IP, and such Level One Event License will immediately terminate. Each employee or consultant identified by the Recipient Party as having had access to or used such Enabling IP will provide promptly to the Obligated Party a written certification of return or destruction of all such Enabling IP received under the Level One Event License. Enabling IP will, at all times, be deemed Confidential Information of the Obligated Party.

(c)	Level Two Events. A Recipient Party will, at no additional cost to such Recipient Party, be entitled to Level Two Remedies set forth below if: (i) the Obligated Party fails to perform one of its milestone or development obligations, and such failure remains uncured for forty-five (45) days (and the reason for such failure is not the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the pertinent milestone or development obligation); (ii) the Obligated Party has ceased to provide the Recipient Party the maintenance and support as defined in Schedule H contemplated by this Agreement after a written notice of failure to do so by the Recipient Party and such failure is not cured for forty-five (45) days; or (iii) the Production Start Date is delayed by more than forty-five (45) days and the reason for such delay is not the Recipient Party’s material failure to perform an obligation expressly defined in the Statement of Work the performance of which was necessary for the Obligated Party’s completion of the pertinent deliverable or; (iv) as otherwise specified above in Section 5.3(e) (each, a “Level Event”). Notwithstanding the foregoing, the Parties agree that the Level Two Event shall be used as a last resort to meet the Production Start Date, and the Parties shall, without undue delay and not more than ten (10) days after discovery thereof discuss the feasibility of a recovery plan which would resolve the delay in the overall time schedule or the non-conformance without resorting to Level Two Remedies.

(d)	Level Two Remedies. For purposes of this Agreement, “Level Two Remedies” means that an Obligated Party will provide to a Recipient

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Party a copy of all of the Obligated Party’s Enabling IP, and will grant to the Recipient Party a temporary, restricted license (a “Level Two Event License”) to use the Enabling IP for the sole purpose of remedying the Level Two Event which is the basis for invoking the Level Two Remedy. A Level Two Event License will be strictly limited and the Recipient Party will have access to and use of the Obligating Party’s Enabling IP, including source code, core technology and documentation owned or Controlled by the Obligated Party, only: (1) to the extent and scope as is absolutely necessary to enable the Recipient Party to remedy the Level Two Event which is the basis for invoking the Level Two Remedy; (2) for so long as is needed to enable the remedy of such Level Two Event; and (3) with respect to such number of employees or consultants of the Recipient Party as is needed to enable the timely remedy of such Level Two Event. The Recipient Party will provide to the Obligated Party the names, titles and locations of such persons who access or use the Enabling IP (and each such person will sign an individual confidentiality agreement with terms consistent with this Section 5.6(d) and Section 15). Upon completion of the remedy of such Level Two Event, the Recipient Party will return, or, at the Obligated Party’s election, will destroy immediately, all materials relating to the Enabling IP other than the deliverables required under the Statement of Work that are prepared using the Enabling IP, and such Level Two Event License will immediately terminate. Each employee or consultant identified by the recipient Party as having had access to or used such Enabling IP will provide promptly to the Obligated Party a written certification of return or destruction of all such Enabling IP received under the Level Two Event License. The Enabling IP will, at all times, be deemed Confidential Information of the Obligated Party.

5.7	Remedies for Major Delays. The following additional remedies will apply to the Statement of Work.

(a)	RTP Dates. The “Latest RTP Date” means February 1, 2005 and the “Remedy Date” means March 1, 2005.

(b)

Specified Anoto Events. The Parties will work together to monitor the progress of the activities set forth in the Statement of Work regarding the Complete DotPos, and, no later than September 15, 2004, LeapFrog may elect in its discretion to direct the Parties to proceed with preparations for the implementation of the BSU. If a Specified Anoto Event does occur, then the remedies set forth in this Section 5.7(b) will become effective. Notwithstanding anything to the contrary in this Agreement, the provision of any one or more of the following remedies does not (1) operate to cure the Specified Anoto Event or satisfy any milestone set forth in the Engineering Milestone Schedule; (2) relieve Anoto of its obligation to complete and deliver a Complete DotPos to LFIRC as soon as possible; (3) create any obligation for LeapFrog to make any NRE Fee or Additional NRE Fee payments for any incomplete milestone. The

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remedies of this Section 5.7 are in addition to and not in lieu of the Level One and Level Two remedies.

(i)	BSU Substitution. If LFIRC has requested Anoto to proceed with the BSU in accordance with Section 5.7(b) above, then Anoto will (1) achieve a RTP Date for the BSU on or before January 15, 2005; and (2) provide reasonable technical assistance to LFIRC in implementing the BSU as an interim solution for the DotPos ASIC in the LeapFrog Product. For clarity, provision of the BSU will not in any way limit or fulfill Anoto’s obligation to deliver the Complete DotPos. In addition:

(A)	For each unit of LeapFrog Product containing the BSU rather than the Complete DotPos or Interim DotPos that LFIRC orders from the Anoto Authorized Source between the Remedy Date and the actual RTP Date of the Complete DotPos or Interim DotPos, the applicable Licensed Product Royalty set forth in Schedule G shall be reduced by fifty percent (50%).

(B)	(1) The discount provided in paragraph 6 of Schedule G will not apply to LeapFrog Products that are subject to the discount of Section 5.7(b)(i)(A) and that contain a BSU that LFIRC orders between the Remedy Date and [*], resulting in a net royalty reduction of [*] for such Products.

(2) The discount provided in paragraph 6 of Schedule G will apply to LeapFrog Products that are subject to the discount of Section 5.7(b)(i)(A) and that contain a BSU that LFIRC orders after [*], resulting in a net royalty reduction of [*].

(C)	Any unit of LeapFrog Product containing the BSU rather than the Complete DotPos or Interim DotPos that LFIRC orders before the Remedy Date will be subject to the Licensed Product Royalty set forth in Schedule G and the discount provided in paragraph 6 of Schedule G, but will not be subject to the discount of Section 5.7(b)(i)(A).

(D)	LFIRC will, in ordering units of the BSU to support its manufacturing plans, minimize the quantity of units of the BSU that it orders so that the financial impact of purchasing the BSU as compared to the Complete DotPos is also minimized; provided that the Parties acknowledge that the timing and amounts of LFIRC’s orders will be made with the goal of maximizing sales of LFIRC’s Licensed Products and Content.

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(ii)	Interim DotPos ASIC. On an ongoing basis, the Parties will discuss the current technical status of the Complete DotPos. If a Specified Anoto Event occurs, LFIRC may elect in its sole discretion to use in a LeapFrog XY Module the partially completed DotPos ASIC described in Section III of the Statement of Work (the “Interim DotPos”) in LeapFrog Products rather than the BSU. On the RTP Date for the Interim DotPos, remedies set forth in Section 5.7(b)(i) will no longer apply.

(A)	The Licensed Product Royalty for each unit of LeapFrog Product containing the Interim DotPos ordered by LFIRC between the RTP Date for the Interim DotPos and the actual RTP Date for the Complete DotPos shall be equal to the applicable Licensed Product Royalty set forth in Schedule G, after deducting the discount set forth in Paragraph 6 of Schedule G.

(B)	For each unit of LeapFrog Product containing the Interim DotPos ordered by LFIRC between the RTP Date for the Interim DotPos and the actual RTP Date for the Complete DotPos, LFIRC will be entitled to a credit equal to [*] of the actual per-unit costs incurred by LeapFrog to acquire additional hardware necessary to implement the DotPos ASIC in the Interim DotPos with functionality equivalent to that of the Complete DotPos, excluding any parts or modifications that relate to the LeapFrog specified functions, which are identified in Section III of the Statement of Work (“Unit Credit Amount”).

(C)	Beginning with the first unit of LeapFrog Product sold by LeapFrog after the total of all discounts provided for in paragraph 6 of Schedule G have been taken, LFIRC will deduct a Unit Credit Amount from the Licensed Product Royalty payable pursuant to paragraph 1 of Schedule G for each unit of LeapFrog Product until all Unit Credit Amounts accumulated pursuant to Section 5.7(b)(ii)(B) have been exhausted.

(D)	For clarity, “Interim DotPos” also includes LeapFrog XY Modules including a DotPos ASIC that have certain deviations from full specifications for an agreed upon period of time, which deviations will be agreed upon by the Parties in writing.

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(iii)	Security for Delay.

(A)	If Anoto fails to provide an RTP Date for either the Interim DotPos or Complete DotPos by [*], LFIRC will pay the Advance Royalty amount due that day as specified in paragraph 5.5(b) of Schedule G, but [*] of that Advance Royalty payment will be deposited into a Client Account maintained by Anoto on behalf of LFIRC until an RTP Date has been achieved for either the Interim DotPos or Complete DotPos that has been accepted by LFIRC in writing in accordance with this Agreement and the Statement of Work.

(B)	If Anoto fails to provide an RTP Date for either the Interim DotPos or Complete DotPos by [*], LFIRC will pay the Advance Royalty amount due that day as specified in paragraph 5.5(c) of Schedule G, but [*] of that Advance Royalty payment will be deposited into the Client Account maintained by Anoto on behalf of LFIRC until an RTP Date as been achieved for either the Interim DotPos or Complete DotPos that has been accepted by LFIRC in writing in accordance with this Agreement and the Statement of Work.

(C)	If Anoto fails to provide an RTP Date for either the Interim DotPos or Complete DotPos by [*], LFIRC will pay the Advance Royalty amount due that day as specified in paragraph 5.5(d) of Schedule G, but [*] of that Advance Royalty payment will be deposited into the Client Account maintained by Anoto on behalf of LFIRC until an RTP Date as been achieved for either the Interim DotPos or Complete DotPos that has been accepted by LFIRC in writing in accordance with this Agreement and the Statement of Work.

(D)	If Anoto fails to provide an RTP Date for either the Interim DotPos or Complete DotPos by [*], then:

(1) LFIRC may withdraw and keep all funds then on deposit in the Client Account;

(2) LFIRC will have no further obligation to pay any Advance Royalties under this Agreement;

(3) LFIRC will thereafter have no obligation to pay any Royalties under this Agreement on Net Sales Value of LeapFrog Products that accrues prior to the RTP Date for either the Interim DotPos or Complete DotPos;

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(4) LFIRC’s obligation thereafter to pay Royalties under this Agreement on Net Sales Value of LeapFrog Content that accrues prior to the RTP Date for either the Interim DotPos or Complete DotPos will be reduced [*] prior to taking any discount pursuant to paragraph 6 of Schedule G, resulting in a net royalty reduction of [*];

(5) The remedies specified in Section 5.7(b)(iv)(B)(1) through (4) will apply.

(iv)	Failure to Provide a Remedy.

(A)	First-Level Delay. If a Specified Anoto Event occurs and Anoto fails to provide an RTP Date for either the BSU, the Interim DotPos, the Complete DotPos or another solution acceptable to LFIRC (in its sole discretion) in accordance with Section 5.7(b)(i) or Section 5.7(b)(ii), as applicable (or cures the Specified Anoto Event by providing a RTP Date for the Complete DotPos), on or before [*], then the Advance Royalty payment scheduled for payment pursuant to paragraph 5.5(a) of Schedule G on [*], shall be delayed until Anoto provides an RTP Date for either the BSU, the Interim DotPos, the complete DotPos or another solution acceptable to LFIRC. For the avoidance of doubt, such delay in the Advance Royalty payment shall be in addition to any other remedies available under this Section 5, including those set forth in Section 5.7(b)(i) or Section 5.7(b)(ii) above.

(B)	Second-Level Delay. If a Specified Anoto Event occurs and Anoto fails to provide a RTP Date for either the BSU, the Interim DotPos, the Complete DotPos or another solution acceptable to LFIRC (in its sole discretion) in accordance with Section 5.7(b)(i) or Section 5.7(b)(ii), as applicable (or cures the Specified Anoto Event by providing a RTP Date for the Complete DotPos), on or before [*], then the remedies listed below shall apply. For the avoidance of doubt, all of the following remedies shall be in addition to any other remedies available under this Section 5, including those set forth in Section 5.7(b)(i) or Section 5.7(b)(ii) above.

(1) The Exclusive Term will be extended by one (1) year, such that it expires on [*]; and

(2) The Set Term will be extended by one (1) year, such that it expires on [*]; and

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(3) The product launch deadline as set forth in Section 4.1 shall be extended by one (1) year, such that it falls on [*] (rather than [*]); and

(4) Each of the launch year deadlines specified in Section 4.2(a) shall be extended by one (1) year; and

(5) LFIRC shall be permanently relieved of any obligation to make any payments of Advance Royalty pursuant to paragraph 5.5 of Schedule G.

(C)	Third Level Delay. In the event that a Specified Anoto Event occurs and Anoto fails to provide a RTP Date for the BSU, the Interim DotPos, the Complete DotPos, or another solution acceptable to LFIRC (in its sole discretion) on or before [*], then LFIRC may, in its sole discretion, elect to terminate this Agreement for cause in accordance with Section 16.2, and, if LFIRC elects to terminate, LeapFrog’s sole remedy is to receive from Anoto an amount equal to [*] plus all Advance Royalties previously paid to Anoto.

(c)	Delay in Licensed Product Launch Caused by LeapFrog.

(i)	Accelerated Vesting. For purposes of this section, a “Next Year Delay” means a delay of the commercial launch of the first LeapFrog Product by LeapFrog from one calendar year (the “Planned Year”) into the immediately following calendar year (“Delayed Year”), where the first Planned Year is [*]. If a Next Year Delay is either (A) imposed by LeapFrog for its own convenience despite the delivery of all Anoto deliverables in accordance with the Statement of Work reasonably required to start production of LeapFrog Products by LeapFrog (including the provision by Anoto of a RTP Date for a BSU, Interim DotPos or Complete DotPos no later than (1) for [*] the Latest RTP Date, or (2) for any subsequent Planned Year, [*] of the concerned year); or (B) for any Planned Year other than [*] primarily caused by LeapFrog, then such Next Year Delay will be deemed to be a “LeapFrog-Caused Next Year Delay”, and a specified portion (a “Vested Amount”) of the amounts paid to Anoto as Advance Royalties shall become “Vested” in accordance with the table below.

LeapFrog-Caused Next Year Delay	Vested Amount

First LeapFrog-Caused Next Year Delay	[*]

Second LeapFrog-Caused Next Year Delay	[*]

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Third LeapFrog-Caused Next Year Delay	[*]

Fourth LeapFrog-Caused Next Year Delay	[*]

Notwithstanding the foregoing, if a Next Year Delay for the [*] Planned Year is primarily caused by LeapFrog’s material failure to fulfill its express obligations under the Statement of Work, then the table above will be amended so that the Vested Amount during the First LeapFrog-Caused Next Year Delay will be zero, and the Vested Amount for the Third LeapFrog-Caused Next Year Delay will be [*].

For purposes of this Section 5.7(c)(i), “Vested” means that for the LeapFrog-Caused Next Year Delay, effective as of the end of the last day of the Planned Year, the Vested Amount shall be deemed to have been earned and paid to Anoto as a royalty by LFIRC in accordance with Section 5.5 of Schedule G, and consequently shall be deemed nonrefundable and deducted from the total Advance Royalty prepayment credits available to LFIRC for use in offsetting future accrued royalties.

(d)	The Parties acknowledge that Change Requests that are accepted by the Parties may, in accordance with their express terms, result in changes to the schedules set forth in the Statement of Work, which in turn may also result in changes to the dates and deadlines set forth in this Section 5.7.

5.8	Additional Definitions.

(a)	“DotPos ASIC” means the Anoto mixed-signal ASIC designated as the “DotPos” deliverable in the Statement of Work, which will be designed for use both by LFIRC in its LeapPen product and by Anoto in other licensees’ products.

(b)	“Complete DotPos” means a DotPos ASIC-based LeapFrog XY Module that fully conforms to the specifications set forth in the Statement of Work (Milestone M) and additional specifications as agreed to in writing by the Parties in accordance with an update to the Statement of Work, and has been released for non-risk production, including the completion of all appropriate qualification and manufacturing test vectors, which vectors may be adjusted as needed through the production process.

(c)	“BSU” means the base system unit for the LeapFrog XY Module as described in the Statement of Work. The BSU is designed to be implemented as a temporary solution in the event of a Specified Anoto Failure.

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(d)	“RTP Date” means the date on which the XY Module Components (as defined in the Statement of Work) and an ASIC solution (i.e. the BSU, Interim DotPos or Complete DotPos) has been released for non-risk production, as set forth in the Statement of Work (Milestone M for the Interim DotPos or Complete DotPos or Milestone K for the BSU).

(e)	“Specified Anoto Event” means the failure of Anoto to complete and achieve an RTP Date for a Complete DotPos in accordance with the Statement of Work on or before the Latest RTP Date; provided, however, that such failure shall not be deemed a “Specified Anoto Event” to the extent the reason for the delay was LFIRC’s material failure to perform a material obligation expressly defined in the Statement of Work the performance of which was necessary for Anoto’s completion of the DotPos ASIC, or if the failure was caused by Leapfrog specified functions as defined in the Statement Of Work, Section III.

(f)	“Client Account” means a separate cash account (i) maintained by Anoto in an established bank in Sweden, (ii) designated by Anoto and LFIRC under applicable Swedish accounting and banking laws and regulations as a segregated account ([*]) containing conditional advance payments by LFIRC to Anoto, and (iii) under applicable Swedish law and this Agreement, allows Anoto to assume title to and withdraw amounts from the account only on the condition that Anoto provides an actual RTP Date for either the Interim DotPos or Complete DotPos in accordance with Section 5.7(b)(iii) and LFIRC agrees in writing to Anoto that such actual RTP Date has been met. The Client Account shall have all characteristics necessary under Swedish bankruptcy law to preserve for LFIRC the balance in the account at the time of any Anoto Bankruptcy Event.

5.9	The remedies set forth in this Section 5 are the exclusive remedies for the events specified in this Section 5 and the occurrence of any such event will not constitute a breach of this Agreement.

6.	ALLOCATION OF INTELLECTUAL PROPERTY RIGHTS.

6.1	Pre-existing Technology. The Parties’ Intellectual Property Rights with respect to the Pre-existing Anoto Technology (defined below) and Pre-existing LeapFrog Technology (defined below) will be as follows:

(a)	Anoto and Anoto Group Companies retain all Intellectual Property Rights and Technology that any of them owns or Controls prior to the Effective Date of this Agreement, including, but not limited to, Licensed Anoto Technology and Licensed Anoto IP that was owned or Controlled by Anoto or any of its Group Companies prior to the Effective Date (“Pre-existing Anoto Technology”). The Anoto Dot Pattern is Pre-existing Anoto Technology.

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(b)	LFIRC and LFIRC Group Companies retain all Intellectual Property Rights and Technology that any of them owns or Controls prior to the Effective Date of this Agreement, including, but not limited to, Licensed LeapFrog Technology and Licensed LeapFrog IP that was owned or Controlled by LFIRC or any of its Group Companies prior to the Effective Date (“Pre-existing LeapFrog Technology”).

(c)	Pre-existing Anoto Technology and Pre-existing LeapFrog Technology also referred to generically and collectively as “Pre-existing Technology”.

6.2	Improvements. Notwithstanding any provisions herein to the contrary, the following provisions will apply to patented Improvements (other than LeapFrog Content or Anoto Content) not subject to Section 6.3 or 6.4:

(a)	Anoto hereby grants to LeapFrog a worldwide, nonexclusive, royalty-free, irrevocable license under any patented Improvement made by Anoto or its Group Companies during the Term to Pre-existing LeapFrog Technology that is part of Licensed LeapFrog Technology.

(b)	LFIRC hereby grants to Anoto a worldwide, nonexclusive, royalty-free, irrevocable license under any Improvement made by LFIRC or its Group Companies during the Term to the LeapFrog XY Module, the Anoto Dot Pattern, the Dot Codes or Test Specifications. LeapFrog will have no obligation to grant licenses to Anoto pursuant to this Section 6.2(b) for Improvements constituting user interfaces or Platform OS or similar system software.

(c)	Each Party will disclose to the other Party each Improvement licensed by it under this Section 6.2 promptly after its first publication as a patent or patent application in any country.

(d)	The license to Improvements includes a license under Intellectual Property Rights in such Improvements.

(e)	The license to Improvements includes the right to grant sublicenses.

6.3	Newly Developed Technology. The Parties’ Intellectual Property Rights with respect to Work Product developed under the Statement of Work (“Newly Developed Technology”) will be allocated as set forth in this Section 6.3, unless otherwise specifically agreed to by the Parties in the Statement of Work attached to this Agreement as Schedule A, or pursuant to a subsequent statement of work agreed to and signed by the Parties. If not otherwise set forth in such Statement of Work then, subject to Section 6.1, upon creation of any Newly Developed Technology under this Agreement, the Intellectual Property Rights to such new Newly Developed Technology will be allocated as follows:

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(a)	Improvement to Anoto or LeapFrog Pre-existing Technology. Regardless of whether the Newly Developed Technology is created by LFIRC, Anoto, or jointly by both Parties: (i) Anoto will own all Intellectual Property Rights to any Newly Developed Technology that is an Improvement to any Pre-existing Anoto Technology and is not an Improvement to Pre-existing LeapFrog Technology; and (ii) LFIRC will own all Intellectual Property Rights to any Newly Developed Technology that is an Improvement to any Pre-existing LeapFrog Technology and is not an Improvement to Pre-existing Anoto Technology. Newly Developed Technology that is an Improvement to Pre-existing Anoto Technology and is created solely by LFIRC or jointly by LFIRC and Anoto will become part of the Licensed Anoto Technology, and Newly Developed Technology that is an Improvement to Pre-existing Anoto Technology and is created solely by Anoto will be governed by Section 6.3(g). Newly Developed Technology that is an Improvement to Pre-existing LeapFrog Technology and is created solely by Anoto or jointly by LFIRC and Anoto will become part of the Licensed LeapFrog Technology, and Newly Developed Technology that is an Improvement to Pre-existing LeapFrog Technology and is created solely by LFIRC will be governed by Section 6.3(g).

(b)	Improvement of Neither Party’s Technology. If Newly Developed Technology constitutes neither an Improvement of Pre-existing LeapFrog Technology nor an Improvement of Pre-existing Anoto Technology, then all Intellectual Property Rights to such Newly Developed Technology will be (i) solely owned by the Party solely creating such Newly Developed Technology and will be governed by Section 6.3(g), or (ii) jointly-owned by both Parties if such Newly Developed Technology is (x) jointly developed by both Parties, or (y) developed by one Party for and at the expense of the other Party pursuant to the terms of this Agreement.

(c)	Improvement to Both Party’s Pre-existing Technology. If Newly Developed Technology constitutes an Improvement of both the Pre-existing LeapFrog Technology and the Pre-existing Anoto Technology, then all Intellectual Property Rights to such Newly Developed Technology will be owned by the Party who solely developed such Newly Developed Technology, and the other Party will receive a worldwide, nonexclusive, royalty-free, irrevocable license (with the right to grant sublicenses) to such Newly Developed Technology; provided, however, that if such Newly Developed Technology was developed by both Parties, then such Newly Developed Technology will be jointly owned by both LFIRC and Anoto without a right to accounting, revenue sharing or prior approval for commercialization or enforcement.

(d)	Jointly-Owned Intellectual Property. Intellectual Property Rights in Newly Developed Technology that are jointly-owned by the Parties pursuant to the terms of this Section 6.3 will be subject to the following terms:

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(i)	Except as provided in Section 4.2, Anoto will not license or otherwise exercise its rights in jointly-owned Intellectual Property Rights in the Exclusive Field, during the Exclusive Term.

(ii)	Except as provided in sub-section (i) immediately above and as provided in Sections 7.2 and 7.3(a), each Party will have an unrestricted right to exploit its interest in such jointly-owned Intellectual Property Rights without accounting to, revenue sharing with, or prior approval for commercialization or enforcement by the other Party.

(e)	Deemed Ownership. For the purposes of clarity only, as between LeapFrog and its Group Companies and Anoto and its Group Companies (as defined below), and solely for purposes of this Agreement, any Newly Developed Technology that would, in accordance with Sections 6.3(a)-(b) above, be deemed owned by a LeapFrog Group Company, will be owned in the name of LFIRC, and any Newly Developed Technology that would, in accordance with Sections 6.3(a)-(b) above, be deemed owned jointly, would be owned jointly in the name of LFIRC and Anoto.

(f)	No Grant to Pre-existing Technology. For the avoidance of doubt, no assignment or license contemplated by this Section 6.3 shall require either Party to assign or license to the other Party any Intellectual Property Rights in its Pre-existing Technology, even if such Pre-existing Technology is utilized in Newly Developed Technology. License rights in Pre-existing Technology must be separately procured on mutually agreeable prices and terms if such license rights are required to practice the Newly Developed Technology, except to the extent such Pre-existing Technology is included in Licensed Anoto Technology or Licensed LeapFrog Technology, is licensed pursuant to Section 2 or 3, or is subject to the non-assertion provisions of Section 6.9.

(g)	Included in License. Any Intellectual Property Rights in Newly Developed Technology (a) if owned only by Anoto or any of its Group Companies, will be included in Anoto Licensed IP and licensed to LFIRC subject to all terms and conditions contained in Section 2; and (b) if owned only by LFIRC or any of its Group Companies, will be included in Licensed LeapFrog IP and licensed to Anoto subject to all terms and conditions contained in Section 3.

6.4	Other New Technology. Each Party will own its respective Other New Technology.

6.5	Assignment and Cooperation.

(a)	Agreement to Convey Title. If under applicable mandatory law the allocation of Intellectual Property Rights set forth in Section 6.1, 6.3 or

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6.4, does not automatically vest in the Party entitled to own such rights as set forth in such sections (the “Entitled Party”), each Party (the “Assigning Party”) hereby irrevocably transfers, conveys and assigns (and covenants to irrevocably transfer, convey and assign) to the Entitled Party such of its right title and interest in the Entitled Party’s Intellectual Property Rights as necessary to achieve the foregoing allocation. The Assigning Party will execute such documents and render such assistance and take such other actions as the other Party may reasonably request (at the requesting Party’s expense), to apply for, register, perfect, maintain and protect the other Party’s rights in and to the assigned Technology.

(b)	Power of Attorney. If the Assigning Party fails to comply with the foregoing for any reason, the Assigning Party hereby appoints the Entitled Party as its attorney-in-fact with respect to such assignment (and the Assigning Party hereby acknowledges that such appointment is irrevocable and a power coupled with an interest), to act for and in the Assigning Party’s behalf and stead to assign such technology and Intellectual Property Rights therein to the Entitled Party and to execute and file such applications and to do all other lawfully permitted acts (with the same legal force and effect as if executed by the Assigning Party) to further the application for, registration, perfection, maintenance and protection of the other Party’s rights in and to the assigned Technology.

(c)	Fallback License. To the extent that under mandatory law, Intellectual Property Rights may not be assigned, the Parties hereby agree to grant an exclusive, perpetual, irrevocable, and unconditional license under such Intellectual Property Rights to the Entitled Party (subject to applicable licenses in this Section 6). To the extent such license grant is invalid or not fully enforceable under mandatory law, the Parties irrevocably agree to grant and hereby grant such right to the Entitled Party as the Entitled Party reasonably requests in order to acquire a legal position as close as possible to the legal position described in Section 6.1, 6.3 and 6.4.

6.6

Realization of Intellectual Property Rights. In order to ensure that each Party will be able to retain, acquire, and use its respective Technology and Intellectual Property Rights as outlined in Section 6.3, each Party will: (a) transfer possession, ownership and title to media, models and other tangible objects containing Technology to the other Party if that other Party is entitled to the Intellectual Property Rights to such Technology under this Agreement; (b) share copies of media, models and other tangible objects containing Technology of both Parties if it is not feasible or commercially reasonable to physically separate the Technology of each Party; and (c) provide the other Party with reasonable support and information for registering or otherwise securing, defending and enforcing such other Party’s Intellectual Property Rights against third parties. Notwithstanding the provisions of this Section 6.6 to the contrary, neither party shall be required to disclose its confidential or proprietary information

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constituting its Pre-existing Technology except to the extent required to provide a deliverable that it is obligated to provide under the applicable Statement of Work.

6.7	Employees and Contractors. In order to ensure that both Parties acquire all Intellectual Property Rights as outlined in Section 6.3, both Parties will exercise commercially reasonable efforts to have all their respective employees, consultants and agents assign or otherwise transfer (as provided in Section 6.5) to the Party that acts as their employer, customer or principal, all Intellectual Property Rights arising out of any work such employees, consultants or agents perform in connection with this Agreement.

6.8	License to Technology Updates, Upgrades and Other New Technology.

(a)	Anoto will notify LFIRC of any Anoto Updates of the Licensed Anoto Technology and will provide such Anoto Updates to LFIRC free of charge if and when such Updates become available. Anoto Updates will be deemed to be Licensed Anoto Technology and included in the licenses granted by Anoto under this Agreement. LFIRC will notify Anoto of any LeapFrog Updates of the Licensed LeapFrog Technology and will provide such LeapFrog Updates to Anoto free of charge if and when such LeapFrog Updates become available. LeapFrog Updates will be deemed to be Licensed LeapFrog Technology and included in the licenses granted under this Agreement by LFIRC. It is the objective of the Parties’ cooperation to create a broad de facto standard for the Joint Platform, and LeapFrog Updates and Anoto Updates will be provided in furtherance of the continued update of the Joint Platform.

(b)	Upgrades of the Licensed Technology, when and if available, will be delivered and licensed to the other Party, subject to agreed upon upfront license fees and/or royalties.

(c)	Anoto will advise LFIRC of the existence of Anoto Other New Technology having application in the Permitted Field, and LFIRC will advise Anoto of the existence of LeapFrog Other New Technology having application in the Permitted Anoto Field.

6.9	Non-Assertion. Anoto agrees that, during the Term, it will not assert, nor permit any of its Group Companies to assert, Licensed Anoto IP against LF Enterprises, LFIRC or their Group Companies or authorized sublicensees based solely upon the exercise of the license rights granted in Section 2, so long as LF Enterprises, LFIRC or their authorized sublicensees, as appropriate, complies with the terms and conditions of this Agreement. LF Enterprises and LFIRC each agrees that, during the Term, it will not assert, nor permit any of its Group Companies to assert, Licensed LeapFrog IP against Anoto, Anoto Group Companies or their authorized licensees, based solely upon the exercise of the license rights granted in Section 3 so long as Anoto, its Group Companies and licensees, as appropriate, complies with the terms and conditions of this Agreement.

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6.10	Future Acquisitions of IP. Any Intellectual Property Right that a Party acquires ownership or Control of during the Term shall be included in the license grant to the other Party as set forth in this Agreement if such Intellectual Property Right is necessary for the other Party to exercise of its rights under such grant. Each Party shall use reasonable commercial efforts (short of having to pay additional license fees or royalties) to gain Control over any Intellectual Property Right that it licenses from a third party if such Intellectual Property Right would be reasonably necessary to allow the other Party to this Agreement to exercise its license rights under Section 2 or 3 (as the case may be) of this Agreement.

6.11	Claims. LFIRC will inform Anoto if LFIRC or any Group Company of LFIRC becomes party to a suit or other proceeding, or is expressly threatened in writing with a suit or other proceeding, based on an allegation that LeapFrog Licensed Technology infringes an issued patent(s) of a third party. Anoto will inform LFIRC if Anoto or any Group Company of LFIRC becomes party to a suit or other proceeding, or is expressly threatened in writing with a suit or other proceeding, based on an allegation that Anoto Licensed Technology infringes an issued patent(s) of a third party. Each Party will have a reasonable time to investigate the relevance of any such threat before informing the other Party, provided that a Party will not be under an obligation to inform the other Party if the threat is, to the best of such Party’s knowledge, not a bona fide claim.

7.	PROTECTION OF INTELLECTUAL PROPERTY RIGHTS.

7.1	General Protection Rights. Other than with respect to jointly-owned Intellectual Property Rights, the Party that solely owns Intellectual Property Rights as described in Section 6 will have the sole and exclusive right, but not the obligation to seek, obtain and maintain registrations for and other protection of such Intellectual Property Rights, at its own expense, in such countries as that Party considers appropriate.

7.2

Filings of Jointly-Owned IPR. The Parties will inform each other in writing when a jointly-owned invention has been made. The parties will agree which of them will assume responsibility for and control of preparation and prosecution of a patent application on each jointly-owned invention (“Joint Filing”), in what jurisdictions the application will be filed (including the jurisdiction where the application is to be initially filed), and whether the application will be filed under the Patent Cooperation Treaty. The non-drafting party will have the right to approve the application prior to its initial filing. All Joint Filings and any Intellectual Property Rights issuing thereon will be filed and held in the names of LFIRC and Anoto jointly. The Parties will cooperate in applying for, prosecuting and maintaining any Intellectual Property Rights arising out of such Joint Filings and will equally divide the expenses thereof In the event that one Party elects not to file for or maintain protection of jointly-owned Intellectual Property Rights in any country or jurisdiction, it will give notice thereof to the other Party, which will have the right but not the obligation to file for or maintain such protection jointly in the names of LFIRC and Anoto. Notwithstanding the foregoing, either

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Party may elect within thirty (30) days of being notified of a proposed or actual Joint Filing not to share the expenses of making and maintaining such Joint Filings in any or all countries (with failure to positively indicate agreement to a Joint Filing within the aforesaid thirty (30) days being taken as an election not to share in such expenses), in which case the other Party may file, prosecute and/or maintain such Joint Filings at its own expense and will have sole control of the prosecution of such Joint Filing, even though title will remain joint as aforesaid.

7.3	Enforcement.

(a)	Of Jointly-Owned Intellectual Property. Each Party will give prompt notice to the other Party of any suspected infringement of any jointly-owned Intellectual Property Rights by third parties. Upon agreement of the Parties, one Party in the name of both Parties will institute and conduct such legal action against third party infringers or unauthorized users of the jointly-owned Intellectual Property Rights, or may enter into settlement agreements, as are deemed appropriate, subject to agreement of the other Party. Costs of any action will be shared by the Parties. In the event either Party does not agree, within ninety (90) days of receiving written notice from the other Party, that an action should be commenced or a settlement sought against a suspected infringer, then such other Party will have the right to initiate and pursue such action, at its expense. Notwithstanding the foregoing, the Party bringing the action may not settle or otherwise resolve the action in any manner that adversely effects or prevents the other Party from continuing its business as provided for under this Agreement. All awards, damages and settlement amounts received in such actions will be shared equally after first reimbursing the actual and reasonable attorney’s fees and other out-of-pocket expenses incurred by the Party or Parties bringing the action. To the extent applicable laws requires cooperation of joint owners in enforcement of any jointly owned Intellectual Property Right, a party that does not agree with an action will join the action in the name only and at the other Party’s expense. Nothing in this Section 7.3(a) shall limit either Party’s right to grant a license under the jointly-held Intellectual Property Right to an alleged infringer on any terms (including royalty-free terms), provided, however, that a Party may not grant a license to an alleged infringer after the other Party initiates an legal action against the alleged infringer.

(b)

Of LFIRC’s Exclusive Rights. Each Party will promptly notify the other Party of any suspected infringement by a third party of Licensed Anoto IP in the Exclusive Field during the Exclusive Term. Anoto, in its own name or jointly with LFIRC if required by law, will have the first option, at its own expense, to bring and diligently prosecute actions for infringement against such third party. LFIRC will, if so requested, join in with such action at Anoto’s expense and will otherwise reasonably cooperate with Anoto in maintaining such actions. If Anoto does not bring an action against such third party within [*] days after a written request by LFIRC

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to do so, then LFIRC may, at its election and expense, bring such action in its own name and in the name of Anoto. If LFIRC brings an action, then Anoto will, if so requested, join in such action at LFIRC’s expense and will otherwise reasonably cooperate with LFIRC in maintaining such actions. If for any reason Anoto refuses to join in an action legitimately brought by LFIRC pursuant to this section and such refusal prevents or unreasonably delays such action, LFIRC may suspend payment of Royalties pursuant to Section 8 until Anoto joins in the action. Notwithstanding the other Party’s joinder or participation in such legal action, the Party bringing suit will have sole control over such legal action and will be empowered to seek an injunction against infringement, collect damages and awards of whatever nature are recoverable for such infringement and settle any claim of infringement. Notwithstanding the foregoing, Anoto may not settle any such action by granting a license that would conflict with LFIRC’s exclusive rights hereunder, without the prior written consent of LFIRC; and LFIRC may not settle any action by granting a sublicense under this Agreement without the prior written consent of Anoto if required in accordance with the terms of this Agreement. All awards, damages and settlement amounts received in such actions will be shared in accordance with the following allocation after first reimbursing the actual and reasonable attorney’s fees and other out-of-pocket expenses incurred by the Party bringing the action: in actions brought by Anoto [*] to Anoto, [*] to LFIRC; in actions brought by LFIRC, [*] to Anoto, [*] to LFIRC.

(c)	Other Licensed IP. Each Party will have the exclusive right, but not the obligation, to enforce Intellectual Property Rights owned or Controlled by it that are not subject to exclusive licenses granted pursuant to this Agreement.

7.4	Abandonment. Each Party that is responsible for maintenance or prosecution of a Joint Filing in any or all countries will give notice to the other Party about its intention to abandon such Joint Filing in any or all countries, in which case the other Party, may, by written notice to the responsible Party, assume prosecution or maintenance, at its own expense, of such Joint Filing and will have sole control of the prosecution or maintenance of such Joint Filing, even though title will remain joint as aforesaid. If Anoto elects to abandon any Licensed Anoto IP that is exclusively licensed to LFIRC, Anoto shall give LFIRC sufficient advance written notice thereof to permit LFIRC to elect to assume the control and cost of prosecution and maintenance of such Licensed Anoto IP, but such assumption of control will not change ownership or Control of the Licensed Anoto IP. If either party elects to abandon any Licensed Anoto or LFIRC IP, as applicable, relating to Improvements under section 6.2, the other Party shall have the right but not the obligation to assume the control and cost of prosecution and maintenance of such filing, but such assumption of control will not change ownership or Control of the Licensed Anoto or LeapFrog IP.

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7.5	Markings. LFIRC will use and print, and cause its permitted sublicensees and Group Companies to use and print, a statement(s) on the LeapFrog Content regarding a common identifier supplied by Anoto and agreed to by LFIRC. Such statement will be agreed upon by the Parties as soon as practical after execution of the Agreement, taking into account what is suitable from a marketing and end-user point of view. In addition, LFIRC will mark and cause its Group Companies to mark the LeapFrog Products with appropriate patent numbers, as provided by Anoto; and Anoto will mark the Joint Platforms with appropriate patent numbers, as provided by LFIRC.

8.	CONSIDERATION.

8.1	Royalties. In consideration of the rights and licenses granted herein, each Party agrees to pay to the other Party royalties (“Royalties”) and other fees as set forth on Schedule G.

8.2	Royalty Payment. Within [*] days after the end of each calendar quarter, each Party (the “Reporting Party”) will submit to the other Party: (a) a written report detailing the quantity of LeapFrog Products and LeapFrog Content, and Joint Platforms and Anoto Content, sold, the number returned and the applicable Net Sales Value or Net Sublicense Royalty Value, as appropriate, by the Reporting Party during such quarter and on which Royalties are payable as set forth in Schedule G (“Royalty Report”); together with (b) payment of the Royalties due based on the Net Sales Value or Net Sublicense Royalty Value, as appropriate, set forth in such report. No Royalties will be due from LFIRC pursuant to Section 8.2(b) until all Advance Royalties previously paid to Anoto by LFIRC have been exhausted pursuant to the terms of Schedule G. Each Party will maintain books and records of account, in accordance with generally accepted accounting principles, generally sufficient to confirm the accuracy of all reports furnished by the Reporting Party under this Section 8.2.

8.3	Sale Date. LeapFrog Products will be considered sold on the date of invoice or the date of shipment, whichever is earlier, and, if not sold but otherwise disposed of by lease, give-away, placement on consignment or otherwise on the date of shipment.

8.4

Audit and Prescription Period. No more than [*] each calendar year and upon no less than [*] business days prior written notice, each Party (the “Auditing Party”) may have a certified public accountant (“CPA”), reasonably acceptable to the other Party (the “Audited Party”), audit such books and records of account of the Audited Party, to confirm the accuracy and completeness of all the Royalty Reports, and Royalties paid hereunder. The Auditing Party acknowledges and agrees that: (a) such audit may be conducted by the Auditing Party no more than one (1) time in any calendar year during the Audited Party’s normal business hours and in a manner that does not disrupt the Audited Party’s normal business operations; (b) the CPA may inspect and audit the previously unaudited books and records for the [*] month period preceding such audit; (c) the Auditing Party may

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require that the CPA execute the Audited Party’s non-disclosure agreement and not report to the Auditing Party any information other than whether and to what extent the reports and payments hereunder by the Audited Party are accurate. The Auditing Party will bear all costs and expenses incurred in connection with any audit under this Section 8.4.

8.5	Currency. All payments shall be made in U.S. dollars. To the extent that any portion of Royalties payable by either party are based on sales of LeapFrog Products or LeapFrog Content or licensing of Joint Platform or Anoto Content made in a currency other than U.S. dollars, Net Sales Value or Net Sublicense Royalty Value will be calculated by converting such non-U.S. proceeds into U.S. dollars at the rate published in The Wall Street Journal on the business day next following the end of the quarter for which such Royalties are reported by the Party owing the Royalties, as the case may be.

8.6	Taxes. All amounts payable (including up-front license fees, Royalties and NRE Fees) under this Agreement are exclusive of any sales tax, excise tax, value-added tax, duty, levy, custom fee or similar charge (collectively “Taxes”). Any Taxes will be on the account of the Party paying the amount other than income taxes imposed on the Party receiving the amount or any of its Group Companies. Any withholding tax which a Party is required to withhold or deduct from payments of Royalty to the other, if any, will be grossed up and thus the amount required to be withheld will be paid over to the appropriate government authority by the Party paying the royalty without reducing the amount paid to the other Party. The preceding sentence with respect to withholding taxes is based on an understanding by the Parties that payments pursuant to this Agreement by LeapFrog or LFIRC to Anoto from the United States or the Cayman Islands are not subject to withholding taxes, and the Parties agree to amend this provision to equitably distribute the burden of withholding taxes if that understanding is or at any time during the Term becomes incorrect.

8.7	Late Payment. If a Party is overdue with any undisputed payment due under this Agreement then such Party will pay interest on the overdue amount at a rate equal to [*] per month or the maximum rate permitted under applicable law, whichever is less, which interest will accrue on a daily basis from the date the payment becomes overdue until the other Party has received payment of the overdue amount together with any interest that has accrued.

9.	COMPULSORY AND KEY COMPONENTS.

9.1	LeapFrog Obligations With Respect to Anoto Compulsory and Key Components.

(a)	In order to secure a technically satisfactory quality of LeapFrog Products, LeapFrog must use the Anoto Compulsory Components and, unless otherwise agreed, the Key Components (together “Anoto Components”).

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(b)	LeapFrog will use Anoto Components for the sole purpose of implementation in LeapFrog Products.

(c)	For all Anoto Compulsory Components and Anoto Key Components used in the LeapFrog Products, LeapFrog will bear the responsibility to have a relationship with the Anoto Authorized Source either (i) through agreements to be entered into between the Anoto Authorized Source and LeapFrog or (ii) for placing orders, using a process agreed between LeapFrog and the Anoto Authorized Source, as an authorized purchaser under the agreement entered into between Anoto and the Anoto Authorized Source. Anoto’s obligations to maintain agreements with Anoto Authorized Sources are regulated below in Section 9.2.

9.2	Anoto Obligations With Respect to Anoto Compulsory and Key Components.

(a)	Anoto will use best commercial efforts to facilitate and ensure that LeapFrog is able to enter into agreements with Anoto Authorized Sources for the supply of all Anoto Compulsory Components and agreed upon Anoto Key Components on substantially the same prices, terms and conditions as those at which such vendors have agreed to supply Anoto Components to Anoto.

(b)	Anoto will use best commercial efforts to maintain or enter into new supply agreements with Anoto Authorized Sources that give LeapFrog the right to purchase Anoto Components under such agreements on substantially the same terms as Anoto.

(c)	Anoto will use best commercial efforts to (a) cooperate in good faith with LeapFrog to identify agreed-upon target prices for the Anoto Components, and (b) encourage Anoto Authorized Sources to meet the target prices agreed-upon by the Parties for the Anoto Components.

(d)	Upon written request from LeapFrog identifying an Anoto Key Component and potential vendor who LeapFrog desires to have manufacture such Anoto Key Component, Anoto, as Confidential Information subject to Section 15, will provide specifications of the identified Anoto Key Component to LeapFrog to allow LeapFrog to qualify and appoint the identified new vendor as an Anoto Authorized Source. Anoto may refuse to provide the specifications if it has a good faith reason for objecting to the identified vendor, which objection will be conveyed to LeapFrog promptly after receipt of the written request. Unless otherwise agreed by the Parties, the specifications for such Anoto Key Components will be comparable to the specifications for such Key Components in existence as of the Effective Date.

9.3	LeapFrog Obligations with Respect to the LeapFrog ASIC. LeapFrog will use best commercial efforts to facilitate and ensure that Joint Platform Customers are

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able to enter agreements with Qualified LeapFrog Foundries for the supply of LeapFrog ASIC on substantially the same prices, terms and conditions as those at which such vendors have agreed to supply such components to LeapFrog. LeapFrog will use best commercial efforts to (a) cooperate in good faith with Anoto to identify agreed-upon target prices for the LeapFrog ASIC, and (b) encourage Qualified LeapFrog Foundries to meet the target prices agreed upon by the Parties for the LeapFrog ASIC.

10.	SUBCONTRACTORS AND GROUP COMPANIES.

10.1	Subcontractors. Each Party may use subcontractors when exercising the rights granted to it or performing the obligations imposed on it herein (including the performance under the Statement of Work or the manufacturing of the LeapFrog Products or the Joint Platform); provided, however, that any such subcontractor (other than the case when Anoto or LFIRC are acting as subcontractors to the other Party) will be required to enter into an agreement with LeapFrog or Anoto (as applicable) that contains terms that are no less restrictive than the terms contained herein, including but not limited to terms relating to use of the Licensed Anoto or LeapFrog Technology, Licensed Anoto or LeapFrog IP, and Anoto or LeapFrog Confidential Information and that restricts such subcontractors to activities that are solely for the benefit of Anoto or LFIRC. For the avoidance of doubt, subcontractors will not be sublicensed under Licensed Anoto IP or Licensed LeapFrog IP. With respect to manufacturing subcontractors, prior written notice of the identity of each such subcontractor will be given to Anoto or LeapFrog (as applicable). In the event that a Party (the “Responsible Party”) reasonably believes that any of its subcontractors (the “Violating Subcontractor”) is violating the terms of this Agreement, the Responsible Party will notify the Violating Subcontractor thereof in writing. In such case, the Responsible Party will effectively enforce the relevant provisions of this Agreement against such Violating Subcontractor of the Responsible Party or terminate the relevant rights granted to such Subcontractor of the Responsible Party as the Responsible Party deems appropriate. Notwithstanding the foregoing, any act or omission of such Violating Subcontractor will be deemed an act or omission of Responsible Party. Consequently, all obligations of Anoto will run only to LFIRC and all obligations of LFIRC will run only to Anoto. Nothing herein will prevent Anoto or LeapFrog, as applicable, from enforcing its respective Intellectual Property Rights against any Violating Subcontractor.

10.2

Group Companies. In the event that a Party (the “Responsible Party”) reasonably believes that a Group Company of either Party (the “Violating Group Company”) is violating the terms of this Agreement, the Responsible Party will notify the Violating Group Company and the other Party thereof in writing. The Parties will cooperate to effectively enforce the relevant provisions of this Agreement against such Violating Group Company or to terminate the relevant rights granted to such Violating Group Company where appropriate. For the avoidance of doubt, any non-compliance with the provisions of this Agreement by

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any Group Company of a Party will be deemed a breach of this Agreement by that Party.

10.3	Sublicensees. In the event that a Party (the “Responsible Party”) reasonably believes that any of its permitted sublicensees is violating the terms of the sublicense agreement (“Violating Sublicensee”), such Party will notify the Violating Sublicensee thereof in writing. In such case, the Responsible Party will effectively enforce the relevant provisions of this Agreement and the sublicense agreement against such Violating Sublicensee or terminate the relevant rights granted to such Violating Sublicensee as the Responsible Party deems appropriate. For the avoidance of doubt, any non-compliance with the provisions of this Agreement or the sublicense agreement by any Violating Sublicensee of a Party (other than by one of its Group Companies) in and of itself will not be deemed a breach of this Agreement by the Responsible Party, but nothing herein will prevent Anoto or LeapFrog, as applicable, from enforcing its respective Intellectual Property Rights against any Violating Sublicensee of the other Party.

10.4	Letter of Credit. To guarantee its performance under this Agreement, within sixty (60) days after the Effective Date, LFIRC will obtain, maintain and provide to Anoto an irrevocable standby letter of credit with an institution reasonably acceptable to Anoto in an amount of the greater of [*] or the amount of NRE Fees, Interim License Fees or Advanced Royalties payable during the next six months, and after exhaustion of Advance Royalties, Royalties payable for the coming six months based on forecast provided by LeapFrog. Thus, for example, (a) on the date within sixty (60) days after the Effective Date, the letter of credit amount will be [*], which is intended to cover all amounts specified in Schedule G as payable in [*], (b) on [*], the letter of credit amount will be [*], which is intended to cover all amounts specified in Schedule G as payable through [*], (c) on [*] the letter of credit amount will be increased to [*], which is intended to cover all amounts specified in Schedule G as payable from July 1, 2005 through [*], and (d) on [*], the letter of credit amount may be reduced to [*], which is intended to cover all amounts specified in Schedule G as payable from [*] through [*]. The letter of credit will be structured to allow payment upon default, upon either the joint instruction of the parties, or an order or award of an arbitrator under Section 17.2, or a court of competent jurisdiction, that payment is due by LFIRC to Anoto (including but not limited to payment under the terms of Schedule G as payable from [*] through [*], damages, liabilities, lawyers fees, arbitration or court costs awarded by such arbitrator or court).

11.	GENERAL UNDERTAKINGS.

11.1

Responsibility for the XY Module. Anoto will be responsible for the development of the LeapFrog XY Module. Accordingly, Anoto, in accordance with the Statement of Work, will bear the overall responsibility for the development and the specification of the LeapFrog XY Module. Other than with respect to the LeapFrog XY Module and except as provided in Section 5 and the Statement of Work, LFIRC will be responsible for the development of the LeapFrog Product.

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Accordingly, except as provided in Section 5 and the Statement of Work LFIRC will bear the responsibility for assembly from Anoto Components of the LeapFrog XY Module, for the LeapFrog Product specification, for development, industrialization, testing and production of the LeapFrog Product and its components, and for the final product as such.

11.2	Product Liability for Licensed Product. The Party selling a LeapFrog Product or licensing the Joint Platform to third parties (“Selling Party”) will defend and indemnify the other Party (“Licensing Party”) from and against any claims that a product sold by the Selling Party (or the Selling Party’s licensees, as the case may be) caused damage to persons or tangible property. The obligation herein on the Selling Party will not apply if the claim of damage is based on (i) a product not supplied or controlled by the Selling Party (or its Joint Platform licensees), or (ii) a combination of a product supplied or controlled by the Selling Party (or its Joint Platform licensees) and other components not supplied or controlled by the Selling Party, or (iii) use of a product supplied or controlled by the Selling Party (or its Joint Platform licensees) in an unintended manner. A Party’s obligation under this Section 11.2 to defend and indemnify the other Party against a claim will be conditioned on: (a) it receiving prompt notice of the claim; (b) it having sole control of the defense and any related settlement negotiations; provided, however, that the indemnified party shall have the right to approve any settlement agreement purporting to bind it; and (c) the indemnified party cooperating in the defense. An indemnified party under this Section 11.2 will have the right, at its own expense, to participate in the defense with counsel of its choosing. Each Selling Party Agrees that it will not, without the Licensing Party’s written consent, exercise (or sublicense others to exercise) its license rights under Section 2 or 3 (as applicable) to produce or sell products or content used in the following activities: the design, construction, operation or maintenance of any life-support system, aircraft, weapons system or nuclear facility; aircraft navigation or control; medical diagnosis or the prescription or dispensation of drugs to humans; or any other activity in which the failure of the device could reasonably be expected to result in loss of human life, personal injury or property damage.

11.3	Maintenance and Support. Anoto and LFIRC will provide maintenance and support services to each other with respect to the Licensed Anoto Technology and Licensed LeapFrog Technology, respectively, in accordance with the Maintenance and Support Terms set forth on Schedule H. The Parties acknowledge and agree that: (a) each party will provide its respective maintenance and support services at no additional charge, unless otherwise agreed to in Schedule H; and (b) neither LFIRC nor Anoto will be obligated to provide support to any third party unless expressly agreed upon by LFIRC or Anoto, as applicable, on a case-by-case basis.

11.4	Protection of the Parties’ Rights in Event of Bankruptcy.

(a)	To preserve the confidentiality of this Agreement, the Parties, within sixty (60) days after the execution of this Agreement, will draft an agreed-upon

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short-form version of the licenses contained herein (“Agreement Summary”) suitable for recordation in copyright and patent registers. Each party hereby authorizes (“Authorizing Party”) the other party to register (“Registering Party”), at its own expense, the Agreement Summary with the copyright and patent registers in all jurisdictions where the Authorizing Party has registered a patent covered by the license grant herein. The Authorizing Party agrees to provide assistance in obtaining such registration. Each Party will, at the request and expense of the other Party, register (and cause its Group Companies to register) its (or their) copyrights to the Licensed Technology that it has delivered to the other Party.

(b)	All rights and licenses granted under this Agreement are and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 11 United States Code, Section 101, et seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The assignment restrictions of Section 18.6 will not operate to prevent a trustee or debtor-in-possession from assuming this Agreement if a Party enters into bankruptcy proceedings under Chapter 11 of the Bankruptcy Code; provided, however, that this provision will not operate to permit such trustee or debtor-in-possession from transferring this Agreement to a third party in contravention of Section 18.6. Nothing in this Section 11.4(b) is intended to conflict with or modify the laws of any other country.

(c)	“Bankruptcy Event” means, with respect to a Party, a declaration by a court or other government agency having jurisdiction that the Party is (i) bankrupt or (ii) the Party is in liquidation.

(d)	In the event Anoto suffers a Bankruptcy Event, the Parties stipulate that any Advance Royalty previously paid by LFIRC to Anoto pursuant to Schedule G that, as of the Bankruptcy Event, has not been credited against Royalties accruing pursuant to Section 8 and Schedule G or otherwise have become a Vested Amount pursuant to Section 5.7(c)(i) shall be offset against LFIRC’s Royalty obligation under the doctrine of recoupment in bankruptcy.

(e)	“Deposit Material” will have the meaning agreed to by the Parties and included in the escrow agreement executed pursuant to Section 11.4(f). The Parties acknowledge that Deposit Material as that term is to be agreed-upon in the Escrow Agreement must include documentation, source code owned or Controlled by Anoto or its Group Companies, ASIC design files and other materials as are reasonably necessary for LFIRC to develop, enhance and support the Licensed Anoto Technology upon release from the escrow.

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(f)	The Parties will enter into and negotiate in good faith an escrow agreement with DSI Technology Escrow Services, an escrow agent located in the United States, which will hold in escrow the Deposit Material for the benefit of LFIRC, pursuant to an escrow agreement to be entered into within sixty (60) days after execution of this Agreement, unless otherwise agreed. LFIRC will bear the cost of all the fees of DSI Technology Escrow Services. Anoto will deposit the initial Deposit Material and, at a reasonable frequency to be agreed upon by the Parties in the escrow agreement, any future Updates and Upgrades used in LeapFrog Products (subject to mutual agreement on royalties and license fees in accordance with Section 6.8(b)), with DSI Technology Escrow Services in accordance with the escrow agreement. The parties will in the Escrow Agreement agree on the procedure and frequency for deposit of Updates. LFIRC will be entitled to verify and audit Anoto’s compliance with the foregoing deposit and updating requirement once per year. The escrow agreement will specify that the escrow agent owns the physical copy (but not the Intellectual Property Rights therein) of the Deposit Materials that are in its custody, and it will specify that Anoto will have no right of objection if Anoto suffers a Bankruptcy Event.

(g)	The escrow agreement negotiated pursuant to Section 11.4(f) will provide that LFIRC will be entitled to a release of the Deposit Material in the event of an Anoto Bankruptcy Event.

(h)	LFIRC is hereby granted a worldwide, non-exclusive license to the Deposit Material, under the terms of Section 2.1 and this Section 11.4(h), and subject to the other terms of this Agreement, including consideration pursuant to Section 8, for the sole purpose of enabling LFIRC to carry out the rights and obligations set forth in this Agreement. LFIRC has no right under this Section 11.4(h) to possession of particular Deposit Material until such Deposit Material has been released from escrow in accordance with the escrow agreement. For the avoidance of doubt, the license grant to the Deposit Material does not give LFIRC any rights in addition to those granted herein, except that LFIRC, and its suppliers to the extent of acting solely for LFIRC, have the right to reproduce, internally distribute, create derivative works, compile and otherwise modify the Deposit Materials to develop, enhance and support Licensed Products so long as the Deposit Materials are treated as Confidential Information of Anoto. LFIRC hereby assigns to Anoto all derivative works based on and Improvements to Deposit Materials made by or for LFIRC or any of its Group Companies during exercise of rights granted pursuant to this Section 11.4(h), provided, however, that all such derivative works will become part of Licensed Anoto Technology and Licensed Anoto IP and will be licensed to LFIRC in accordance with the terms of Section 2.

(i)	Upon request from Anoto, the Parties will enter into and negotiate in good faith a source code escrow agreement with an internationally reputable

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escrow agent located in Sweden that will hold in escrow the source code to the software contained in LeapFrog Licensed Technology provided to Anoto pursuant to the terms of this Agreement (including LeapFrog Updates to same which are requested to be deposited by Anoto) for the benefit of Anoto. Anoto will bear the cost of all the fees for the agreed escrow agent. Anoto will be entitled to verify and audit LFIRC’s compliance with the foregoing deposit and updating requirement once per year. The provisions of Section 11.4(h) will apply pari passu to the escrow arrangement established to hold LeapFrog Licensed Technology.

11.5	Covenant Not to Compete. LeapFrog agrees that promoting or selling in the Exclusive Field products that employ Technology that [*] (a “Replacement Technology”) would be inconsistent with the purposes of this Agreement, and, accordingly, LFIRC agrees, during the Exclusive Term, that it and its Group Companies will not manufacture, sell, distribute or market within the Exclusive Field any Replacement Technology. Further LeapFrog agrees to notify Anoto (i) [*] months prior to any intended launch of a product that incorporates any Replacement Technology or (ii) upon a decision by LFIRC or its Group Companies to initiate development of Replacement Technology with an intent to launch a product, which ever date is the earliest. Upon such notice by LFIRC or any Group Company, Anoto may terminate the Exclusive Term by giving LFIRC notice of termination describing the alleged breach in reasonably specific detail. LFIRC will have a grace period of [*] days, beginning on the date that LFIRC receives such notice, to permanently cease the breach described in the notice. If LFIRC terminates or causes termination of the breaching activity within the [*] day grace period, then the Exclusive Term will remain in effect; otherwise the Exclusive Term will terminate at the conclusion of the [*] day grace period. Termination of the Exclusive Term will be the sole remedy for any breach by LFIRC or its Group Companies of this Section 11.5.

Notwithstanding the foregoing, this Section 11.5 will not apply if Anoto is in material breach of this Agreement or if there has been a failure of a deliverable or performance of Anoto that results in a material delay or reduction in LFIRC’s ability to properly commercialize the Licensed Anoto Technology.

Further, and without limitation to the foregoing, if Anoto has not achieved an RTP Date for either an Interim DotPos or Complete DotPos by [*], LFIRC or its Group Companies, have the right to initiate development of Replacement Technology with intent to launch a product that incorporates such Replacement Technology, without notifying Anoto as set forth in this Section 11.5. If Anoto, after such event, achieves an RTP date of the Complete DotPos or Interim DotPos on or before [*], then LFIRC and its Group Companies shall immediately notify Anoto of such development and of its intent to either cease or proceed with such development. If LFIRC or its Group Companies proceeds with development with intent to launch a product that incorporates Replacement Technology, Anoto may terminate the Exclusive Term according to the procedure, terms and conditions set forth above.

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12.	LIMITED WARRANTY AND DISCLAIMER.

12.1	Anoto Warranty. Anoto warrants to LeapFrog that:

(a)	for [*] months after delivery, the LeapFrog XY Module and Test Specifications delivered to LFIRC will substantially conform to the applicable final specifications therefore as set forth in the Statement of Work as mutually agreed to by the Parties, excluding any errors or non-conformities caused by LeapFrog’s implementation or by its improper handling, assembly or production of the LeapFrog XY Module or Test Specification; and

(b)	the specifications for the Licensed Anoto Technology, provided by Anoto to Anoto Authorized Sources and/or LeapFrog in connection with the development or manufacture of any LeapFrog Product will be free from defects in design and will correctly specify the requirements necessary for obtaining the agreed upon functionality to be incorporated in or supported by the LeapFrog XY Module incorporated in the LeapFrog Product (as set forth in the Statement of Work).

12.2	LeapFrog Warranty. LFIRC and LF Enterprises each warrant to Anoto that:

(a)	for [*] months after delivery to Anoto, the LeapFrog ASIC, Platform OS and LeapFrog SDK being sublicensed by Anoto to Anoto customers will substantially conform to the applicable final specifications therefore as set forth in the Statement of Work as mutually agreed to by the Parties, excluding any errors or non-conformities caused by Anoto’s implementation or its licensees’ improper handling, assembly or production of Joint Platform; and

(b)	the specifications for the Licensed LeapFrog Technology, provided to in connection with the development or manufacture of any Joint Platform will be free from defects in design and will correctly specify the requirements necessary for obtaining the agreed upon functionality to be incorporated in or supported by the Joint Platform (as set forth in the Statement of Work).

12.3

Warranty Remedies. In the event of a breach of warranty of either Party as specified in Section 12.1 or 12.2, the non-breaching Party’s exclusive remedy and the breaching Party’s sole obligation (except for the remedies of Section 5, if applicable) will be to notify the breaching Party no later than [*] months after the final delivery of the nonconforming item subject to warranty, whereupon the breaching Party will, at its own cost, work with the relevant vendors to correct any nonconformities between the specification and the item by changing the specification (subject to consent by the non-breaching Party, which consent will not be unreasonably withheld) or modifying the item and, if required, provide an Update to the item subject to warranty as necessary to remedy the breach of

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warranty as soon as possible but not later than within [*] days after the receipt of notice of such breach. For the avoidance of doubt, the breaching party will have no liability with respect to cost related to scrap, re-work, re-call, repair or similar of products or components caused by such non-conformity.

12.4	Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY PROVIDES ITS LICENSED TECHNOLOGY AND LICENSED IP WITHOUT WARRANTY OF ANY KIND. EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

13.	WARRANTIES AND INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION.

13.1	Anoto Representations and Warranties. Anoto represents and warrants, to and for the sole benefit of LFIRC, as follows:

(a)	Anoto has reviewed its patent files as of [*], and identifies in Schedule K those issued patents of third parties that Anoto believes are the most relevant to Anoto’s Technology and that it is aware of no other issued patents that it believes are more pertinent to Licensed Anoto Technology than those identified in Schedule K.

(b)	Anoto or its Group Company owns all right, title and interest in and to the Anoto Licensed IP and, as of the Effective Date, the patents and patent applications listed in Schedule I free and clear of any liens and security interests (other than nonexclusive licenses granted outside of the Exclusive Field and exclusive licenses granted outside of the Permitted Field).

(c)	The manufacture, use, sale or distribution of Anoto Indemnified Elements as permitted under this Agreement will not infringe or misappropriate or otherwise violate any third party’s copyright, trade secret, mask work or trademark throughout the world.

(d)	Anoto has made a good faith effort to specify in the Statement of Work or other schedule to this Agreement all hardware and software provided by or proprietary to a third party included in the Licensed Anoto Technology delivered by Anoto under the Statement or Work.

(e)	Anoto has the right and power to grant the licenses under its respective Licensed IP as granted in Section 2 of this Agreement.

(f)	Anoto has the right and power to place software source code that is owned or Controlled by Anoto or its Group Companies into escrow and to grant contingent rights thereto as provided in Section 11.4.

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(g)	Anoto and its Group Companies have no actual knowledge as of the Effective Date of any third party infringement of Licensed Anoto IP in the Exclusive Field.

(h)	Anoto and its Group Companies have exercised commercially reasonable efforts to insure all officers, employees and contractors are contractually obligated to assign to Anoto or one of its Group Companies rights in Technology made for Anoto or one of its Group Companies and are contractually obligated to hold in confidence Confidential Information of Anoto and its Group Companies.

(i)	To the best of Anoto’s and its Group Companies’ knowledge upon reasonable inquiry, no funding, facilities or personnel of any government body were used to develop or create, in whole or in part, any Licensed Anoto Technology.

(j)	As of the Effective Date, Anoto and its Group Companies have not participated in standard setting activities of a standard setting body with respect to the Licensed Anoto Technology.

(k)	As of the Effective Date, to the best of Anoto’s and its Group Companies’ knowledge upon reasonable inquiry, Anoto or any Group Company is not engaged in any lawsuit, arbitration or other legal proceeding to which Anoto or any of its Group Companies (or any person who is entitled to indemnification in such proceeding by Anoto or any of its Group Companies) is a party, involving: (i) an allegation that the Licensed Anoto Technology as licensed as of the Effective Date of Agreement (or its use by Anoto licensees) infringes a granted patent of another party; or (ii) that any Licensed Anoto IP is invalid, not infringed or unenforceable, other than [*] filed in the [*].

13.2	LeapFrog Representations and Warranties. LFIRC represents and warrants, to and for the sole benefit of Anoto, as follows:

(a)	LeapFrog has reviewed its patent files as of [*], and identifies in Schedule K those issued patents of third parties that LeapFrog believes are the most relevant to the Licensed LeapFrog Technology and that it is aware of no other issued patents that it believes are more pertinent to Licensed LeapFrog Technology than those identified in Schedule K.

(b)	LFIRC or its Group Company owns all right, title and interest in cash to the LeapFrog Licensed IP free and clear of any liens and security interests (other than nonexclusive licenses).

(c)	LFIRC has made a good faith effort to specify in the Statement of Work or other schedule to this Agreement all hardware and software provided by or

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proprietary to a third party included in the Licensed LeapFrog Technology delivered by LFIRC under the Statement of Work.

(d)	The manufacture, use, sale or distribution of LeapFrog Indemnified Elements as permitted under this Agreement will not infringe or misappropriate or otherwise violate any third party’s copyright, trade secret, mask work or trademark throughout the world.

(e)	LFIRC has the right and power to grant the licenses under its respective Licensed IP as granted in Section 3 of this Agreement.

(f)	LFIRC has the right and power to place software source code that it owns or Controls into escrow and to grant contingent rights thereto as provided in Section 11.4(i).

(g)	LFIRC and its Group Companies have no actual knowledge as of the Effective Date of any third party infringement of Licensed LeapFrog IP in the Exclusive Field.

(h)	LFIRC and its Group Companies have has exercised commercially reasonable efforts to insure all officers, employees and contractors are contractually obligated to assign to LFIRC or one of its Group Companies rights in Technology made for LFIRC or its Group Companies and are contractually obligated to hold in confidence Confidential Information of LFIRC and its Group Companies.

(i)	To the best of LFIRC’s and its Group Companies’ knowledge upon reasonable inquiry, no funding, facilities or personnel of any government body were used, directly or indirectly, to develop or create, in whole or in part, any of the Licensed LeapFrog Technology or Licensed LeapFrog IP.

(j)	As of the Effective Date, LFIRC and its Group Companies have not participated in standard setting activities of a standard setting body with respect to the Licensed LeapFrog Technology.

(k)	The single patent application listed in Schedule J is the only Intellectual Property Rights owned or Controlled by LFIRC and its Group Companies as of the Effective Date that would be necessary for Anoto to exercise the rights granted to it under this Agreement.

(l)

To the best of LFIRC’s and its Group Companies’ knowledge upon reasonable inquiry, there is no lawsuit, arbitration or other legal proceeding that is pending to LFIRC or a Group Company to which LFIRC or any of its Group Companies (or any person who is entitled to indemnification in such proceeding by LFIRC or any of its Group Companies) is a party, involving: (a) an allegation that LeapFrog’s Technology (or its use by LeapFrog licensees) or LeapFrog’s products

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infringes a granted patent of another party; or (b) that any Licensed LeapFrog IP is invalid, not infringed or unenforceable other than: [*] and [*].

(m)	LFIRC undertakes starting on [*], and at all times thereafter until the termination or expiration of this Agreement, to maintain funds of a minimum amount of [*] and that after such expiration or termination to maintain funds of sufficient amounts to pay any Royalties due under any sublicense agreement granted under Section 2.3(e).

13.3	Corporate Authority. Each Party represents and warrants, solely to and for the benefit of the other, that: (a) it is a corporation duly organized and in good standing under the laws of its respective jurisdiction of incorporation indicated in the preamble to this Agreement; (b) it has the full corporate right, power and authority to enter into this Agreement, grant the rights set forth herein and perform its obligations hereunder; (c) its performance of this Agreement, and the other Party’s exercise of such other Party’s rights under this Agreement, shall not conflict with or result in a breach or violation of any of the terms or provisions or constitute a default under any other agreement by which it is bound or to which its assets are subject; (d) when executed and delivered, this Agreement shall constitute a legal, valid and binding obligation enforceable against it in accordance with its terms; and (e) it shall comply with all applicable laws, regulations and orders of any governmental authority of competent jurisdiction in its performance of this Agreement.

13.4	No Conflicting Licenses. Anoto and Anoto Group Companies each hereby represents and warrants that, as of the Effective Date, neither Anoto nor any Anoto Group Company has entered into any arrangement, agreement or license that grants a third party any right to manufacture, sell, distribute or market products practicing Anoto Licensed IP or Licensed Anoto Technology in the Exclusive Field.

13.5

Indemnification by Anoto. Conditioned upon LFIRC’s compliance with Section 13.8, Anoto will defend and settle any suit brought against LFIRC or its Group Companies by a third party based on alleged infringement by Anoto Indemnified Elements of patents owned by such third party that are issued in a Major Country or any breach by Anoto of its representations or warranties under Section 13.1. Subject to Section 14, Anoto will indemnify LFIRC or its Group Companies for any damages, court costs and the third party’s attorney’s fees awarded (“Award Amount”) in such suit by a final judgment not subject to further appeal or any payments made by LFIRC in a settlement of such suit negotiated and concluded by Anoto. Notwithstanding the foregoing, Anoto shall have no obligation under this Section 13.5 with respect to any claim to the extent based upon (a) a combination of any Anoto Indemnified Element with other Technology not supplied by Anoto or Anoto Authorized Sources if such Anoto Indemnified Element by itself would not result in direct or indirect infringement; or (b) use of the Anoto Indemnified Elements other than as permitted under this Agreement; or

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(c) modification of any of the Anoto Indemnified Elements as provided by Anoto if the infringement would not have occurred but for the modification.

13.6	Indemnification by LeapFrog. Conditioned upon Anoto’s compliance with Section 13.8, LeapFrog will defend and settle any suit brought against Anoto or its Group Companies by a third party based on alleged infringement by LeapFrog Indemnified Elements of patents owned by such third party that are issued in a Major Country or any breach by LFIRC of its representations or warranties under Section 13.2. Subject to Section 14, LeapFrog will indemnify Anoto, its Group Companies or its licensees for any Award Amount awarded in such suit by a final judgment not subject to further appeal or any payments made by Anoto to a settlement of such suit negotiated and concluded by LeapFrog. Notwithstanding the foregoing, LeapFrog shall have no obligation under this Section 13.6 with respect to any claim to the extent based upon (a) a combination of any LeapFrog Indemnified Elements with other Technology not supplied by LeapFrog or Qualified LeapFrog Foundries if such LeapFrog Indemnified Elements by itself would not result in direct or indirect infringement; or (b) use of the LeapFrog Indemnified Elements other than as permitted under this Agreement; or (c) modification of any of the LeapFrog Indemnified Elements as provided by LeapFrog if the infringement would not have occurred but for the modification.

13.7	Additional Indemnification Remedy. The Party obligated to defend and indemnify pursuant to Section 13.5 or 13.6 (“Indemnitor”) will further, at its own option and expense, use best commercial efforts to either: (i) procure for the Party being Indemnified (“Indemnitee”) the right to continue to use the Indemnified Element accused of infringement; or (ii) replace such Indemnified Element with non-infringing products or materials without materially detracting from function and performance; or (iii) modify such Indemnified Element so that it becomes non-infringing without materially detracting from function and performance. If, despite the exercise of best commercial efforts, the Indemnitor cannot achieve through commercially reasonable expenditure of financial resources or effort any of the measures set forth in this Section 13.7, and the consequence is that the Indemnitee is precluded from using such Indemnified Element or its functional equivalent, the Indemnitor shall promptly notify the Indemnitee thereof and either Party may terminate this Agreement without any further liability except for accrued indemnification obligations as provided in this Section 13 and, if Anoto is the Indemnitor, it will refund to LFIRC: (i) Advance Royalties paid prior to termination that as of termination have not vested under Section 5.7 or been applied pursuant to Schedule G; (ii) an amount equal to the value of the Initial License Fee, amortized in equal monthly increments over ten (10) years, as of termination; and (iii) the Interim License Fee; less (iv) the total aggregate life-to-date discounts taken by LFIRC under Section 5 of Schedule G as of termination.

13.8	Indemnification Procedures. The undertaking set forth in Sections 13.5 and 13.6 are conditioned upon the following:

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(a)	Indemnitee, without undue delay, will notify Indemnitor in writing of any claim, suit or proceeding and will give full authority, information and assistance to handle the claim or the defense of any suit, proceeding or settlement; provided that the failure to provide such notice will not relieve the Indemnitor of its obligation to indemnify hereunder unless such failure or delay in notice causes the Indemnifying Party material prejudice.

(b)	The Indemnitor will assume the defense of the claim at its own expense, and will have full control over the defense and settlement of the claim; provided that the Indemnitee may, at its own expense, retain its own legal counsel to consult with Indemnitor in the defense or settlement of any such claim and that the Indemnitee will have the right to approve any settlement agreement purporting to bind it or which otherwise affects any Intellectual Property Rights owned or Controlled by the Indemnitee; further provided, however, that such approval shall not be unreasonably withheld or delayed.

(c)	Indemnitee cooperates in the defense and settlement and refrains from all steps in any legal action that may prejudice the Indemnitor.

13.9	Limitation and Exclusions. The maximum liability of an Indemnitor under this Section 13 will be subject to the provisions of Section 14. Sections 13 and 14 constitute entire liability of Anoto and its Group Companies and of LFIRC and its Group Companies and the entire remedy of Anoto and its Group Companies and of LFIRC and its Group Companies with respect to breach of representations and warranties in this Section 13 and to infringement of a third party’s Intellectual Property Rights; provided, however, that a material breach of representation or warranty in this Section 13 will be a basis for termination of this Agreement by the non-breaching Party in accordance with Section 16.2.

14.	LIMITATION OF LIABILITY.

14.1	IN NO EVENT WILL ANY PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, INDIRECT OR INCIDENTAL DAMAGES (INCLUDING, BUT NOT LIMITED TO LOSS OF BUSINESS, LOSS OF OPPORTUNITY, LOSS OF DATA OR INFORMATION, LOSS OF REVENUE OR PROFIT) WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE TECHNOLOGY OR PRODUCTS LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT.

14.2	Limitation of Liability.

(a)

Notwithstanding anything to the contrary, the total cumulative liability of Anoto and its Group Companies (“Anoto Group”) and the total cumulative liability LFIRC and its Group Companies (“LFIRC Group”)

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with respect to all Claims arising under this Agreement will be limited to [*]

(b)	The total cumulative liability of each of the Anoto Group and the LFIRC Group with respect to all Claims for indemnity and, except as provided in Section 14.1(e), for any damages, court costs and attorney’s fees awarded based on material breach of Agreement by that Group arising in calendar year [*] is [*].

(c)	The total cumulative liability of each of the Anoto Group and the LFIRC Group with respect to all Claims for indemnity and, except as provided in Section 14.1(e), for any damages, court costs and attorney’s fees awarded based on material breach of Agreement by that Group arising in calendar year [*] is [*].

(d)	For Claims for indemnity and, except as provided in Section 14.1(e), for damages based on material breach of the Agreement by a Party arising in calendar year [*] and for each calendar year thereafter, the total liability of each of the Anoto Group and the LFIRC Group for any single Claim will be limited to [*]. In the event multiple Claims arise in any one calendar year, each party’s total liability for such multiple Claims will be limited to [*]. If a Claim arises after the termination of this Agreement, [*].

(e)	For Claims by one of the Anoto Group or the LFIRC Group for damages arising in [*] from a material breach of the Agreement by the other of the Anoto Group and the LFIRC Group that, because of the nature of the breach, effectively deprives the damaged Group of essentially all of the consideration contemplated by the Agreement, the total cumulative liability of the one Group with respect to all such Claims is [*].

(f)	The limitations of this Section 14.1 will not apply to or in any way limit a Party’s recovery in regard to: (i) the remedies available under Section 5 or 13.7; (ii) refund of Advance Royalty not Vested or applied pursuant to Schedule G as of the date of termination, in the event that LFIRC terminates the Agreement for cause or in accordance with Sections 5.7; (iii) claims for indemnification based on misrepresentation or fraud by the Indemnitor; (iv) any claims based on willful misconduct or gross negligence; and (v) claims for personal injury or physical property damage.

(g)

For purposes of this Section 14.1, a Claim “arises” when it is asserted by the other Party or, in the case of a third party claim for which indemnification is sought, an indemnity, when the final judgment is awarded on the claim or settlement of the claim is made. A “Claim” means any liability, charge or claim for damages whatsoever arising in any way out of this Agreement or the Licensed Technology or the products or

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services otherwise provided pursuant to this Agreement, including claims for indemnification under Section 13.

(h)	To the extent the costs and attorney’s fees of one of the Anoto Group or the LFIRC Group are imposed on the other of the Anoto Group or the LFIRC Group pursuant to Section 17.4, they will count toward the liability cap of the other Anoto Group or the LFIRC Group.

14.3	Prospective Royalties. In the event, in settlement of an action subject to Section 13.5, 13.6 or 13.7, the Indemnitor or the Indemnitee is required to pay royalties to a third party for rights under the third party’s Intellectual Property Rights that will permit the Indemnitee to prospectively exercise the rights granted to it under this Agreement, the Anoto Group and the LFIRC Group will share the future royalty payments with [*]. In no event will the total amount payable by Indemnitee to third parties under this Section 14.3 and to Indemnitor under Section 8 be greater than [*]. In the event royalties payable to any such third parties would reduce the Indemnitor’s revenue pursuant to this Agreement after deducting the Indemnitor’s share of the amount paid to the third parties to an effective rate that is [*], Indemnitee agrees to negotiate in good faith with Indemnitor to amend consideration terms of this Agreement. Notwithstanding this Section 14.3, Anoto shall [*] for prospective rights in any settlement arising out of the action entitled [*] filed in the [*] or any related action.

15.	CONFIDENTIALITY.

15.1	Confidential Information. “Confidential Information” means (i) Work Product, Licensed Technology and any other information relating to a Party’s technology, customers, business plans, marketing activities, finances and other business affairs, and (ii) third party information that a Party is under an obligation to keep confidential; in each case as notified in writing by a Party, that is marked or otherwise expressly identified as confidential in writing or that should have been reasonably understood as such due to its nature, regardless of whether in tangible, electronic, verbal, graphic, visual or other form, that one Party (“Owner”) discloses to another Party (“Recipient”). Confidential Information does not include material or information that: (a) is generally known by third parties other than as a result of an act or omission of the Recipient; (b) subsequent to disclosure hereunder, was lawfully received without restriction on disclosure from a third party having the right to disseminate the information; (c) was already known by the Recipient prior to receiving it from the Owner and was not received from a third party in breach of that third party’s obligations of confidentiality; or (d) was independently developed by the Recipient without use of the Confidential Information of the Owner, as documented by written records.

15.2

Non-Disclosure Obligation. Subject to Sections 15.2 and 15.6 below, Recipient will protect the secrecy of Owner’s Confidential Information with the same degree of care as it uses to protect its own Confidential Information, but not less than due care. Recipient will: (a) not disclose Owner’s Confidential Information

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to any third party, except to its suppliers, permitted sublicensees and persons in Recipient’s own organization who, in each case, have a need to know in order to fulfill Recipient’s obligations and exercise its rights under this Agreement, and who, in each case, are bound by non-disclosure obligations requesting them to treat the Confidential Information as confidential; and (b) not use Owner’s Confidential Information except as necessary for the performance of Recipient’s obligations or the exercise of Recipient’s express rights under this Agreement. Recipient may not make any copies of Owner’s Confidential Information without the prior written consent of Owner except as permitted herein; and (c) notify the Owner immediately upon discovery of any unauthorized use or disclosure of Confidential Information and of any other breach of the confidentiality provisions of this Agreement. Upon termination of this Agreement, Recipient must promptly destroy or return all Confidential Information and any copies thereof upon Owner’s written request. Recipient agrees to provide written certification of compliance with this Section 15.2 within thirty (30) days after the receipt of the request.

15.3	Legal Obligation to Disclose. Notwithstanding anything contained herein to the contrary, Recipient may disclose Confidential Information pursuant to an order of a court of competent jurisdiction or as otherwise required by applicable law. Under such circumstances, Recipient shall, if reasonably possible under the circumstance of such disclosure, provide the other Party with reasonable advance notice of such disclosure in order to afford the other Party an opportunity to take legal action to prevent or limit the scope of such disclosure, and shall reasonably cooperate with the other Party in connection therewith.

15.4	Injunctive Relief. The Recipient hereby acknowledges that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury to the Owner, for which monetary damages may be an inadequate remedy. Accordingly, the Recipient agrees that the Owner will have the right to seek and obtain immediate injunctive relief to enforce obligations under this Agreement in addition to any other rights and remedies the Owner may have.

15.5	Scope of Obligations. This Agreement covers Confidential Information disclosed by the Owner both prior and subsequent to the Effective Date hereof To the extent that information disclosed prior to the Effective Date hereof is subject to a separate prior non-disclosure agreement, such information shall be subject to both the terms of the prior agreement and of this Section 15 and in the event of conflict or inconsistency between the prior agreement and this Section 15, the provision that is more restrictive in regard to the use or disclosure of Confidential Information shall control.

15.6

Publicity. The terms of this Agreement are confidential, and no Party may issue press releases or engage in other types of publicity of any nature or otherwise disclose the terms of this Agreement without the other Parties’ prior written approval, which approval may not be unreasonably withheld, except that

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disclosure of the terms and conditions of this Agreement may be made to such Party’s attorneys, accountants and other professional advisors under a duty of confidentiality or to the extent such disclosure is required to comply with governmental laws, rules or regulations or stock market rules or regulations; provided that Recipient seeks to obtain confidential treatment of as many of the terms of this Agreement as the applicable agency allows. The terms of this Agreement may be disclosed by a Party to prospective investors, lenders or purchasers in connection with a proposed merger, financing or sale of such Party’s business; provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably consistent with the confidentiality obligations set forth in this Section 15. Notwithstanding anything herein to the contrary, any Party to this Agreement (and any employee, representative or other agent of any Party to this Agreement) may disclose the U.S. federal income tax treatment and tax structure (and all materials related to the tax treatment and tax structure) of the transactions contemplated by this Agreement, in the manner and to the extent contemplated by Treasury Regulation § 1. 6011 -4(b)(3)(iii).

16.	TERM AND TERMINATION.

16.1	Term; Good Faith Re-Negotiation. The term of this Agreement will commence on the Effective Date and will continue until [*] (“Set Term”), and thereafter will automatically continue for subsequent [*] extension terms unless a Party, by written notice to the other Party not less than [*] days prior to expiration of the Set Term or any extension term, elects not to extend the Agreement (the “Term”). The Parties agree that they will meet on or immediately prior to [*] (the “Good Faith Re-Negotiation”) to discuss and negotiate in good faith the potential extension of the Set Term, the Exclusive Term, or any other terms that the Parties may choose to discuss; provided that the Parties will not be obligated to change, extend or otherwise modify this Agreement in connection with the Good Faith Re-Negotiation unless a modification is made in accordance with Section 18.3 below.

16.2	Termination for Cause.

(a)	In the event that one of Anoto and its Group Companies or one of LFIRC and its Group Companies (the “Breaching Party”) commits any material breach or default of its obligations under this Agreement, the other of Anoto and its Group Companies and LFIRC and its Group Companies (the “Non-Breaching Party”) may give the Breaching Party written notice thereof and demand that such breach or default be cured immediately.

(b)	If the Breaching Party

(i)	fails to cure such breach or default within [*] calendar days after the receipt of the Non-Breaching Party’s written notice hereunder, or

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(ii)	where a cure cannot reasonably be effected within ninety (90) calendar days, fails to initiate good faith efforts to cure such breach or default within [*] calendar days after the receipt of the Non-Breaching Party’s written notice hereunder, or

(iii)	where the specific breach or default cannot be cured by any action of Breaching Party and such specific breach or default does not deprive the Non-Breaching Party of substantially all of its consideration under this Agreement, and the Breaching Party fails to exercise its best efforts to prevent a recurrence of the same type of breach or default, the Non-Breaching Party may terminate this Agreement immediately upon giving written notice of termination thereof to the Breaching Party. Termination of this Agreement pursuant to this Section 16.2 for material breach or default by the Breaching Party will not terminate the license rights and related and obligations of the Non-Breaching Party under this Agreement unless the Non-Breaching Party so elects in its written notice of termination. For example, under the preceding sentence, the Non-Breaching Party could retain its in-license under Section 2 or 3 (as the case may be), subject to its obligations (and the Breaching Party’s rights) in relation to such in-license. The provisions of Sections 16.2(b)(ii) and 16.2(b)(iii) will not apply to a breach or default arising from a failure or delay in the payment of money or a breach or default of Section 2.10 or 2.10 or a material breach where the breaching party acted willfully or was grossly negligent.

16.3	Effect of Termination. Except where the Non-Breaching Party’s rights and obligations continue as provided in Section 16.2, upon the expiration or other termination of this Agreement for any reason (including where the Non-Breaching Party elects termination of its rights and obligations pursuant to Section 16.2), all rights and obligations hereunder will cease and the following will apply:

(a)	The licenses granted under Section 2 and Section 3 will terminate.

(b)	Except for sublicenses subject to Section 2.3(e) and 3.2(g), Anoto with respect to sublicenses granted by LFIRC pursuant to Section 2.3 and LFIRC with respect to sublicenses granted by Anoto pursuant to Section 3.2 will have the right and option to assume (subject to approval by the sublicensee) or reject such sublicenses by written notice to the sublicensees. Assumed sublicenses will be assigned to LFIRC or Anoto as appropriate. Sublicenses that are rejected or otherwise not assumed will be terminated effective on the date of termination of this Agreement. Each Party will include a term in its sublicense agreements effectuating this provision. This provision will not apply when this Agreement expires pursuant to Section 16.1.

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(c)	Each Party shall promptly report and pay, in accordance with Section 8, all Royalties and other fees accruing prior to the date of expiration or other termination.

(d)	The expiration or other termination of this Agreement shall not relieve either Party of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made by either Party or anything done by either Party prior to termination.

(e)	If this Agreement is terminated by Anoto for cause pursuant to Section 16.2, then the Advance Royalties paid prior to termination will be deemed non-refundable and will remain with Anoto.

(f)	If this Agreement is terminated by LFIRC for cause pursuant to Section 16.2 and LFIRC elects pursuant to Section 16.2 to terminate its rights and obligations, then Anoto will, within thirty (30) days after termination, refund to LFIRC the Advance Royalties paid prior to termination that as of termination have not vested under Section 5.7 or otherwise been applied to LFIRC’s Royalty obligations.

(g)	Unless LFIRC as the Non-Breaching Party retains its rights and obligations pursuant to Section 16.2, upon expiration or termination of this Agreement for any reason, LFIRC will have no further obligation to pay any installment of Interim License Fee (as defined in Schedule G) or Advance Royalties, other than unpaid installments that were, in accordance with Schedule G, due before the date of termination.

(h)	Notwithstanding the provisions of this Section 16.3 to the contrary, each Party (and its sublicensees that are terminated) may continue to exercise the license rights, on a non-exclusive basis, granted to it under this Agreement for up to two (2) years after expiration or other termination of this Agreement solely to dispose of previously made or partially made LeapFrog Products or LeapFrog Content (in the case of LFIRC and its sublicensee) or Joint Platform products (in the case of Anoto’s sublicensees); provided that the post-termination exercise of those rights shall be subject to the applicable terms of this Agreement, including but not limited to the confidentiality obligations, rendering of reports and payment of Royalties required under this Agreement.

(i)	Each party shall promptly return to the other Party all Confidential Information of the other Party, including all source code and notes, files computer programs and Deposit Material in its possession embodying such Confidential Information; provided, however that each party may retain a confidential file copy of this Agreement.

(j)	At Anoto’s request, LIFRC shall turn over to Anoto control over any enforcement action initiated prior to termination of this Agreement in

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accordance with Section 7.3(b) and Anoto will thereafter share with LIFRC any recovery in such action as provided under Section 7.3(b) with respect to infringement that occurred prior to the date of termination; if LFIRC maintains control over any enforcement action after termination of this Agreement, then LFIRC will share with Anoto any recovery in such action as provided under Section 7.3(b).

16.4	Survival. Notwithstanding the expiration or termination of this Agreement for any reason, all purchasers of LeapFrog Products, LeapFrog Content, Joint Platform or Anoto Content prior to the date of termination or expiration will retain all rights acquired by such purchases: Further any provisions that by nature should survive expiration or termination will so survive, including but not limited to Sections 1, 2.3(e), 2.8, 3.2 (f) and (g), 3.8, 6.2 (but only with respect to Improvements made prior to expiration or other termination of this Agreement), 6.3(c), 6.4, 6.5, 7, 8, 10, 11.2, 13.5 to 13.9, 14, 15, 16, 17 and 18 will survive to effect the purposes thereof.

17.	CHOICE OF LAW AND ARBITRATION.

17.1	Choice of New York Law. This Agreement and any dispute arising out of or relating to this Agreement (“Disputes”) will be governed by the laws of New York, USA, excluding its conflict of laws principles and excluding the rules of the U.N. Convention on the International Sale of Goods (“New York Law”).

17.2	Binding Arbitration. Except as provided in Section 17.3, all Disputes arising out of or in connection with this Agreement will be finally settled by binding arbitration under the Rules of Arbitration of the International Chamber of Commerce before three (3) arbitrators, selected pursuant to said Rules, who will, at either Party’s request, give a written opinion stating the factual basis and legal reasoning for the decision. The Parties, their representatives and any other participants will hold the existence, content and result of arbitration in confidence. The arbitration proceedings will be conducted in English and take place in: (a) Stockholm, Sweden, if LFIRC or LF Enterprises initiates the proceedings, or (b) London, England, if Anoto or Anoto Group initiates the proceedings. The arbitrators will apply New York Law. Depositions may be taken and full discovery may be obtained in any arbitration commenced under this provision. The provisions of this Section 17.2 may be enforced by any court of competent jurisdiction.

17.3

Injunctive Relief. Either party may, at its sole discretion, seek preliminary judicial relief (including, but not limited to, preliminary injunctive relief) in any court of competent jurisdiction to restrain, until an arbitration proceeding can be completed to determine a final resolution of the dispute, any infringement by the other party of its Intellectual Property Rights, including but not limited to infringement by exceeding the scope or otherwise breaching the terms of the license granted to such other party under this Agreement. Without limiting any remedies available to either party, each party acknowledges that money damages

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may not be an adequate remedy for breach of this Agreement and agrees that the other party shall be entitled to specific performance or injunctive relief (without showing irreparable harm) to enforce or prevent any violation of those provisions of this Agreement. Unless expressly set forth to the contrary, all express remedies set forth herein are cumulative, and do not operate to limit any other remedies that may be available at law or in equity.

17.4	Fees and Costs. The Arbitrators are authorized to allocate costs and attorney’s fees among the Parties in a fair and equitable manner.

18.	MISCELLANEOUS.

18.1	Compliance. Each Party will comply with all applicable laws, including, but not limited to, the export control laws of the United States. Neither Party may export or re-export, or allow its licensees to export or re-export, any Work Product or Technology without the appropriate United States and other government licenses. The Parties will cooperate and inform each other of necessary approvals and applicable restrictions.

18.2	Reimbursement of Legal Fees. Each Party bears its own expenses with regard to the negotiation and execution of this Agreement, except that LFIRC will reimburse Anoto for up to [*] for its reasonable, documented attorney’s fees for the purpose of reviewing the draft of this Agreement.

18.3	Notices, Modifications, Amendments. Any notices hereunder and any modifications of, or amendments to, this Agreement will be invalid, unless: (a) the notices are in writing and sent by (i) fax, (ii) registered or certified mail (postage prepaid) or (iii) overnight delivery by an internationally recognized delivery service; in each case to the address set forth on the signature page of this Agreement or such other address designated in writing by a Party; and (b) the modifications or amendments of this Agreement are in writing and signed by duly authorized officers of each of the Parties. Notice will be deemed effective upon the earlier of actual receipt or [*] days after deposit as registered or certified mail, postage pre-paid, properly addressed to the receiving Party, with the postal authority of the receiving Party’s country.

18.4

Attribution. Each Party may disclose on its website, in press releases and marketing materials that the other Party uses its Technology in statements approved by the other Party, such approval not to be unreasonably withheld, and at the request of either Party, the other Party may publish such statements on its website. Otherwise, neither Party may delete or relocate any patent or copyright notice or similar Intellectual Property Rights marking appearing on the other Party’s deliverables or Technology items provided hereunder; provided, however, that either may delete, and will not be obligated to otherwise use or reproduce, any trade names, trademarks, service marks, logos or slogans on or in connection with any products it markets hereunder, including, but not limited to, the Licensed Product and any Content unless otherwise mutually agreed. In addition, the

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Parties agree to include such other patent notices on their respective products (or on product packaging or manuals, as applicable), in the manner required by 35 United States Code § 287 or any foreign counterpart thereto.

18.5	No Waiver. The failure of either Party to enforce any provision of this Agreement or to exercise any right under this Agreement or the delay in doing so does not constitute a waiver of such provision or right and will in no way affect that Party’s right to later enforce or exercise it. The waiver by either Party of one breach or default under this Agreement will not constitute the waiver of any subsequent breach or default regarding the same or any other provision of this Agreement. Any waiver of the provisions of this Agreement or of rights under this Agreement will be without effect, unless made in writing and signed by a duly authorized representative of the Parties hereto.

18.6	No Assignment or Delegation. None of the Parties may assign or otherwise transfer any of its respective rights or licenses, nor delegate or otherwise transfer its respective obligations or duties under this Agreement, to any third party without the other Party’s prior written consent, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, a Party may assign this Agreement without the prior permission of the other Party (a) to another entity (“Successor”) in connection with a merger, transfer, sale of substantially all assets associated with performance under this Agreement, or change of control of such Party, or (b) to its Group Company as Successor; provided, however, in each case that such Successor has assumed in writing, or by operation of law, all rights and obligations of the assigning Party set forth herein. Any attempted or purported assignment or delegation by either Party in violation of this Section 18.6 will be null and void. Subject to the foregoing, this Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors and permitted assigns.

18.7	Patent Assignment. If Anoto or one of its Group Companies desires to assign or otherwise transfer ownership to any third party of any one or more of its patents included in Licensed Anoto IP, it will (a) give written notice of the assignment or transfer (including the identity of the assignee or transferee) to LFIRC at least [*] days prior to such assignment or transfer, and (b) ensure that the assignee or transferee agrees in writing that the assignment or transfer is made subject to this Agreement and LFIRC’s rights hereunder.

18.8	Relationship Between the Parties. The Parties are acting hereunder as independent contractors and each will conduct its business hereunder solely as a principal for its own account. Nothing in this Agreement will be deemed to create an agency, employment, partnership, fiduciary or joint venture relationship between the Parties. Neither Party has, and nor will it represent to any third party that it has, the power or authority as agent, employee or in any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of the other Party for any purpose whatsoever. There are no third party beneficiaries to this agreement.

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18.9	Construction. The following rules shall govern construction of this Agreement:

(a)	section headings are for convenience only and are not to be used in interpreting this Agreement;

(b)	as used in this Agreement both (i) the word “including” and (ii) the phrase “including without limitation” and similar phrases mean “including but not limited to”;

(c)	in constructing the terms of this Agreement, no presumption shall operate in favor of or against any party as a result of its counsel’s role in drafting the terms and provisions hereof;

(d)	all references to Sections, Schedules and Exhibits refer to the Sections, Schedules and Exhibits, respectively, of this Agreement unless otherwise indicated;

(e)	any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement;

(f)	all capitalized terms defined herein apply equally to both the singular and plural forms of such terms;

(g)	all monetary amounts refer to U.S. dollars unless otherwise indicated; and

(h)	in the event of a conflict between the main body of this Agreement and its Schedules or Exhibits other than Schedule G and Schedule J, the language of the main body of this Agreement controls.

18.10

Force Majeure. Any delay in performance by either Party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence that is beyond the control of such Party despite its reasonable efforts to prevent, avoid or mitigate such occurrence, if such occurrence directly impairs such Party’s ability to perform and is in the nature of earthquakes, famines, epidemics and other natural disasters or acts of God, war, terrorism, riots or civil unrest, failures in electric power and telecommunications services, labor strikes, government regulation or court injunction; provided, however, that a Party unable to perform because of such events gives prompt notice to the other Party and uses its best efforts to mitigate the effects of such causes and further provided that a Party’s delay caused by such event does not exceed a cumulative total of [*] days. In the event LFIRC is excused from performance of its obligations under Section 5 pursuant to this provision for [*]) consecutive days, Anoto, by written notice to LFIRC, may terminate the Exclusive Term, and, if so terminated, must return to LFIRC any un-credited Advance Royalties and LFIRC will have no obligation to make future payments of Advance Royalties. Notwithstanding the foregoing, neither Party’s financial

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condition or inability to pay will be a basis for excusing performance of any of that Party’s obligations pursuant to this Agreement.

18.11	Severability. If and to the extent any provision of this Agreement is held illegal, invalid or unenforceable in whole or in part under applicable law, such provision or such portion thereof will be ineffective as to the jurisdiction in which it is illegal, invalid or unenforceable to the extent of its illegality, invalidity or unenforceability and will be deemed modified to the extent necessary to conform to applicable law so as to give the maximum effect to the intent of the Parties and the Agreement will be otherwise deemed modified to the extent necessary to ensure that (notwithstanding the modification or severance of the illegal, invalid or unenforceable provision) each of the Parties receive the benefit of their respective bargains under this Agreement. Subject to the foregoing, the illegality, invalidity or unenforceability of such provision in that jurisdiction will not in any way affect the legality, validity or enforceability of any other provision of this Agreement in any other jurisdiction.

18.12	Entire Agreement; Interpretation. This Agreement, together with any Exhibits and Schedules hereto, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all previous and contemporaneous agreements, contracts, communications, representations and understanding, either oral or written, between the Parties relating to the subject matter hereof except as provided in Section 15.5.

18.13	Counterparts. This Agreement may be executed in two or more counterparts in the English language, and each such counterpart will be deemed an original hereof In case of any conflict between the English version and any translated version of this Agreement, the English version will govern.

[Intentionally Blank]

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IN WITNESS WHEREOF, the authorized representatives of each of the Parties have executed and delivered this Agreement as of the Effective Date.

LEAPFROG ENTERPRISES, INC.		ANOTO AB

By:	/s/ Michael C. Wood	By:	/s/ Örjan Johansson
	Michael C. Wood, President and CEO		Örjan Johansson, President and CEO

By:	/s/ James P. Curley	By:	/s/ Peter Liss
	James P. Curley, Chief Financial Officer		Peter Liss, Chief Financial Officer

Address for Notices:		Address for Notices:
6401 Hollis Street, Suite 100 Emeryville, CA 94608 USA		Scheelevägen 19 C 223 70 Lund, SWEDEN
Fax: (510) 420-5011		Fax: +46 46 540 12 02
Attention: Corporate Counsel		Attention: Chief Executive Officer

LEAPFROG INTERNATIONAL RESEARCH COMPANY LTD.		ANOTO GROUP AB

By:	/s/ L. James Marggraff	By:	/s/ Christer Fåhraeus
	L. James Marggraff, Director		Christer Fåhraeus, Chairman

Address for Notices:		Address for Notices:
c/o M&C Corporate Services Limited P.O. Box 309GT Ugland House South Church Street George Town Grand Cayman, Cayman Islands Fax: (345) 949 8080		Scheelevägen 19 C 223 70 Lund, SWEDEN Fax: +46 46 540 12 02 Attention: Chairman

With a copy to:

LeapFrog International Research Company Ltd. c/o 6401 Hollis Street, Suite 175 Emeryville, CA 94608 USA
Fax: (510) 420-5011
Attention: Corporate Secretary

[SIGNATURE PAGE TO TECHNOLOGY LICENSE AGREEMENT]

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TECHNOLOGY LICENSE AGREEMENT

TABLE OF SCHEDULES:

Schedule A:	Statement of Work

Schedule B:	Licensed Anoto Technology, including appropriate specifications

Schedule C:	Licensed LeapFrog Technology, including appropriate specifications

Schedule D:	Anoto Components

Schedule E:	Anoto Authorized Source

Schedule F:	Qualified LeapFrog Foundry

Schedule G:	Royalty and Payment Schedule

Schedule H:	Maintenance and Support Terms

Schedule I:	Licensed Anoto IP

Schedule J:	Licensed LeapFrog IP

Schedule K:	Relevant Patents Relating to LeapFrog Technology and Relevant Patents Relating to Anoto Technology

Schedule L:	Individual Markets

A-1

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE A: STATEMENT OF WORK

This Statement of Work is entered into pursuant to the Technology License Agreement dated as of January 14, 2004 between Anoto, Anoto Group, LFIRC and LF Enterprises (“Agreement”) Capitalized terms not defined in this Statement of Work are defined in the Agreement. All software delivered by Anoto or Anoto Group to LFIRC pursuant to the Agreement and this Statement of Work will be delivered electronically via a secure FTP site designated by LFIRC.

Definitions:

•	Kailas project: XY Module for LFIRC with tools and production environment. The XY Module will include the ability to embed and extract data, and are further described in this Statement of Work.

•

BSU (Baseline System): LeapFrog Product in which DotPos and associated camera system is replaced with [*], and which further performs the same software functionality as defined for the LeapFrog Product.

•	PPS System: means the specifications for [*] and the [*]. It includes the [*] and the relevant associated specifications, including but not limited to the [*] and the [*].

I.	RELATIONSHIP MANAGERS.

Anoto – [*]

LFIRC – Mark Flowers

II.	DELIVERABLES AND RESPONSIBILITIES.

A.	Objectives. The objectives of this Statement of Work are as follows:

1.	Development of a joint platform (as defined in the Agreement, “Joint Platform”), which integrates the XY Module, the LeapFrog ASIC, LeapFrog Platform OS and LeapFrog SDK in accordance with the Agreement, this Statement of Work and mutually agreed upon specifications by the Parties.

2.	Delivery by Anoto of Licensed Anoto Technology to LFIRC for use in LeapFrog Products.

3.	Delivery by LFIRC of Licensed LeapFrog Technology to Anoto for use in the Joint Platform.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	Development and Commercialization of LeapFrog Products

B.	Phases. These deliverables will be provided in the following three phases, which may occur in overlapping time periods:

1. Upfront Deliverables by Anoto to LFIRC. The upfront deliverables reflect past development that Anoto has done and are being delivered in consideration for the Initial License Fee and Interim License Fee set forth in Section 5.1 of Schedule G.

2. Additional Deliverables by Anoto to LFIRC. The additional deliverables provided by Anoto will be developed pursuant to this Statement of Work and are subject to a NRE Fee of [*], as defined in Section 5.1(a) of Schedule G in accordance with the payment schedule set forth in Section 5.2 of Schedule G.

3. Deliverables by LFIRC to Anoto. The deliverables provided by LFIRC will be developed pursuant to this Statement of Work.

4. Additional Support. Outside of the main technology deliverables part of phases 1 and 2 above, Anoto will provide LFIRC with additional technical support for development of LeapFrog Products on a time and materials basis, pursuant to a separate addendum to this Statement of Work. LFIRC will provide such addenda to Anoto at least three (3) months in advance of the desired commencement date. If three (3) months advance notice is not possible, then Anoto will accommodate LFIRC requests on a best commercial effort basis.

The deliverables to be provided in the foregoing four phases are described in more detail as follows.

C. Upfront Deliverables And Responsibilities From Anoto To LFIRC. These deliverables are to be delivered by Anoto to LFIRC within two (2) weeks from the signing date of the Agreement:

[*]

D. Development Deliverables by Anoto to LFIRC. Anoto will provide the following additional deliverables to LFIRC within the timeframe established in Section IV of this Statement of Work. In preparing these deliverables, Anoto will invest [*] of Anoto’s own funds in nonrecurring engineering expenses which will be sufficient to develop the DotPos. LFIRC, at its sole discretion, may choose to invest an additional [*] NRE to reduce the CMOS chip price exclusively for LFIRC for a period of time or initial production quantity to be mutually agreed to.

[*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Acceptance criteria include that each deliverable meet its applicable specifications set forth in the agreed upon specifications delivered in Milestone B of the Engineering Milestone Schedule in Section IV of this Statement of Work.

These deliverables, and the respective responsibilities of Anoto and LFIRC, are described in more detail as follows and in the Engineering Milestone Schedule in Section IV of this Statement of Work:

•	The [*] (preliminary specs will be provided by Milestone B, below)

•	A fully functional [*] for mounting on a LeapFrog [*] running the [*] software.

•

The [*] will be programmed to read the Licensed Anoto Dot Pattern, provided, however, that it will be readily [*] supplied by Anoto (on terms subject to mutual agreement of the Parties), to enable the [*] to read [*] both with respect to existing and future units.

•	[*] functionality to include [*] including [*] that estimates the [*].

•	System specifications that fully define system performance and production test methods (to be defined in detail during the project).

•	Anoto Key Component specifications and reference sources.

•	[*]:

•	[*] electrical and mechanical specification.

•	Specification [*].

•	[*] brought to production ready status including [*] (in vendor’s possession, not to be delivered to LFIRC) at qualified vendor.

•	Qualified vendor must be capable of producing up [*] units per year if needed (in accordance with vendor standard requirements for forecasting and lead times).

•	[*]

•	[*] production ready, including [*] at qualified vendor.

•	Mechanical drawings, including CAD files if available, and other information needed to tool and manufacture the [*].

•	Specification of [*].

•

Process documentation known to Anoto, which would facilitate LFIRC to [*] at the first production vendor, including all [*] including updates developed during the path leading to and including production release.

•	[*]

•	[*] (object code).

•	API specification of the SW IP.

•	Support for [*] (object code) as defined in [*]

Production Test Equipment Specifications and Support

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	PPS Production test changes for [*] (excluding LeapFrog specific fixturing).

•	All documentation and design files needed to [*] to enable LFIRC to [*].

•	Right to buy [*].

•	Production test guidelines available for current system [*] and test limits, and updates thereof for [*].

Development Tools

•	Development test environment changes [*] (excluding LFIRC specific fixturing) The test environment will be brought to the same level (test cover and documentation) as in the [*] today.

•	[*]

•	[*] pens and other project specific tools that can assist LFIRC development.

•	Tools to generate the [*], including:

•	GAPAT ([*]) or similar.

•	Initially existing tools ([*]) will be used, with LFIRC enabled to [*].

•	A [*] will be delivered by Anoto by [*]. An engineering method to [*] shall be made available by [*]. This engineering method is to be included as part of [*]. The goal is to enable LFIRC to [*] tool.

•	LFIRC will need to [*] use in the LeapFrog Content flow.

•	It is preferred that LFIRC be able to [*], methodology to be reviewed.

•	LFIRC will pay additional NRE for any LFIRC customization that Anoto performs.

•	[*]

Other Deliverables and Responsibilities

•	LFIRC may make further investments to lower [*], in which case, unless otherwise is agreed between the parties, the [*] for a period of time or initial production quantity to be mutually agreed to.

•	Other than for [*], additional LFIRC investment is [*] for LeapFrog product specific needs.

•	Examples include tester modification for LeapFrog product specific needs (which means LeapFrog specific, [*]).

•	Other than as provided in Section 6 of the Agreement, LeapFrog Product specific elements will be for exclusive LFIRC use unless otherwise agreed in writing. [*]

•	LFIRC will [*] high volume LeapFrog production tooling and testers.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Anoto will use reasonable commercial efforts to make available reasonable additional resources (for additional NRE) for R&D on next generation technologies.

•	Anoto will be responsible for providing [*], including:

•	[*] in compliance with specifications.

•	[*] with the same results.

•	LFIRC is responsible for the [*] parts.

•	LFIRC will pay [*] of first [*] if LFIRC has access [*] of volume capacity.

•	*For Clarity, “vendor qualified” means:

•	Vendor has know-how, equipment and track record to meet Anoto specifications.

•	Vendor has resources needed to meet high volume (in accordance with vendor standard requirements for forecasting and lead times).

Production Launch Support, including:

•	In addition to the responsibilities stated in the Agreement and this Statement of Work, Anoto has responsibility for:

•	Design (for manufacturing, approved by LFIRC prior to tool order) of the [*].

•	First [*] (producing parts according to [*]).

•	Production test equipment specifications (according to “[*]”) and test limits.

•	Anoto will provide reasonable and customary (non product specific) support to take a complex technology into production, with respect to [*]

•	Answer [*] questions regarding the deployment of the [*] in volume production.

•	Address and resolve [*] LeapFrog [*] relative to Anoto specs.

•	In addition to the responsibilities stated in the Agreement and this Statement of Work, LFIRC has responsibility for:

•	[*] process and assembly.

•	[*]

•	Moving production to another facility.

•

Anoto remains responsible for performance of Anoto technology in accordance with Anoto specs, and for its suitability to high volume production, in accordance with the Maintenance and Support Terms in Schedule H.

•	Anoto will provide all necessary documentation but does not plan to engage tech writers to create publication quality formatting.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E. Deliverables by LFIRC to Anoto. LFIRC will provide the following deliverables to Anoto at LFIRC’s expense within the timeframe established in Section IV of this Statement of Work:

•	[*] per agreed to specifications.

•	Production [*] (which will run near or at full capacity for LFIRC) For LFIRC internal use.

•	[*] as needed for production (for LFIRC internal use).

•	Qualification of LFIRC specific printing vendors (LFIRC responsibility and not a deliverable).

•	System ASIC brought to production ready, including production masks and test vectors at qualified vendor.

•	Achievement of System ASIC cost efficiency consistent with present LeapFrog 0.18uM ASICs. [*]

•	Qualified vendor must be capable of producing up [*] units per year if needed (in accordance with vendor standard requirements for forecasting and lead times).

•	Reference schematic and system PCB for third party developers (will not be LFIRC production PCB).

•	FPGA development platforms, prototype product and/or development PCBs, and EP, FEP, and PP pilot production PCBs.

•	LFIRC develops third party development platform with optical module interface.

•	LFIRC delivers third party specification of the system ASIC and low level drivers.

•	LFIRC delivers Platform OS software as defined by OS and SDK specifications.

•	LFIRC delivers SDK for third party development including documentation.

•	LFIRC will deliver reasonable quantities of EP, FEP, PP pilot production unit samples at EP, FEP, PP completion.

•	LFIRC will deliver reasonable quantities of production pens and LeapFrog Content at the time of first product launch.

•	LFIRC will provide all necessary documentation, but does not plan to engage tech writers to create publication quality formatting.

F. Additional Support. Anoto and LFIRC will undertake activities that are not covered by the initial [*] NRE. Some of these activities have already been identified and others will be amended from time to time.

As forecasted by LFIRC and Anoto, these activities are to be charged separately (in accordance with rates specified in Section 5.5 of the Agreement), and include:

•	LeapFrog Product related tooling investments for high volume test/production jigs and/or fixturing.

•	Further development of the PPS production tester for higher volume capacity production.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Mechanical design support.

•	Electrical design support.

•	Specification support of [*].

•	LFIRC specific [*].

•	Any production support beyond that described in the production launch support section above, as set forth in Schedule H.

•	Any additional PPS study outside the main PPS deliverables, including:

•	New [*].

•	Any PPS deliverable that is not included in the technology PPS deliverable (i.e. support of a DotPos PPS system) [*].

•	Any firmware related investigation (ICR etc.).

•	LeapFrog PPS product verification, including:

•	PPS performance of the LeapFrog Product ([*] PPS in the product etc.).

•	However, Anoto will conduct full [*] on [*] chosen by Anoto as part of the initial [*] NRE.

•	Project Management for LFIRC support (as defined within this section).

III.	DOTPOS BACKUP PLAN.

Subject to Section 5.7 of the Agreement, the DotPos ASIC including the image subsystem and other analog functionality can be used in products even though it is not fully functioning. The primary backup plan to a Complete DotPos is to use the DotPos ASIC with external circuitry to compensate for the functionality of the ASIC that is not functioning (Interim DotPos). An Interim DotPos may be accepted as a backup solution to the Complete DotPos in LFIRC’s sole discretion, and acceptance of any such Interim DotPos solution will not alleviate Anoto of the responsibility of completing an acceptable Complete DotPos.

Additionally, if any of the following blocks are not working they can be built externally with discrete components which are considered LeapFrog specified functions in the Anoto sensor ASIC:

[*]

LFIRC is responsible for building the external components to compensate for this functionality identified in the foregoing sentence. Anoto is responsible to get the DotPos sub-image system to work as apart of the PPS System, and to provide hooks so that the above functions can be implemented externally.

The secondary backup plan is the BSU. This consists of the [*]. This can be used with the LeapFrog System ASIC.

IV.	ENGINEERING MILESTONE SCHEDULE.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date	Milestone	Anoto deliverables (with additional acceptance criteria in parentheses)	LFIRC deliverables (with additional acceptance criteria in parentheses)
	SIGNING: contract signing	(1) Documentation transfer as listed in the section Upfront Deliverables. (2) Training available.

[*]	A. First [*] based proto with XY functioning	(1) [*] with [*] pen. Dependencies: (i) Anoto develops [*] by late November. (ii) LFIRC develops [*] by late November.	(1) [*] platform with DotPos interface. (2) Support and changes as needed to Anoto.

[*]	B. Design specifications signoff

Joint Platform design specifications, including:

(1) [*] Frozen “design to” Specification ([*]) including:

(i)     [*].

(ii)    [*].

(iii)  Anoto development tools ([*]).

(iv)   [*] mechanical drawings.

(review early, milestone is met by a LFIRC signoff)

The Parties recognize that the specifications at this stage are preliminary and that the specifications may be changed upon mutual agreement.

(1) LeapFrog Design Requirements Specification (LeapFrog DRS) including: (i) LeapFrog system ASIC. (ii) LeapFrog Platform OS. (iii) LeapFrog SDK (review early, milestone is met by an Anoto signoff).

[*]	C. Design Review	Design review relating to “suitability for volume production.” Anoto to provide sufficient data for such review.	Participation in the design review and preliminary approval of the design with respect to “suitability for volume production.” Final approval after vendor discussion and prototype review.

[*]	Dl. First full APR function	(1) First full implementation (all functions) according to Kailas DRS running on existing hardware, with optimized APR functionality.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date	Milestone	Anoto deliverables (with additional acceptance criteria in parentheses)	LFIRC deliverables (with additional acceptance criteria in parentheses)
[*]	D2. First LeapFrog software and SDK.		(1) First version of LeapFrog software (Platform OS) and SDK (not yet all functions).

	D3. Demonstrated production mirror optics	(1) Low volume production tooled optics [*] functioning (which means an image of pattern through optics taken with Panoptes sent to LFIRC) with sensor [*] concept to meet performance specifications (which means LFIRC confidence that adjustments can be made to meet specifications).

[*]	E. Tape-out	First DotPos silicon tape-out.

[*]	F. DotPos Silicon out samples	DotPos (silicon out) samples available from vendor.	Wire bonded DotPos on test PCB and complete tethered pen verification platform (specification to be agreed upon in [*] ten (10) days after receipt of DotPos.

[*]	G. Production XY Module

(1) Integrated optics and DotPos functioning (which means decoding).

(2) Production (soft tool) optics.

(3) Tool ready optical component drawings and specifications (fine tuning depending on production variances will still remain).

(4) DotPos tested, delivered to LFIRC (first pass silicon with possible modifications).

[*]	H. BSU decision date	Anoto to prepare for design review by [*.] This shall include risk analysis and detailed information on DotPos status.	Decision to proceed (or not) with BSU project based on Anoto status. Will advise Anoto no later than [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date	Milestone	Anoto deliverables (with additional acceptance criteria in parentheses)	LFIRC deliverables (with additional acceptance criteria in parentheses)
[*]	II. LeapFrog System ASIC delivery		(1) LeapFrog System ASIC tested, functioning, delivered to Anoto (first pass silicon with possible minor modifications). (2) Functioning product PCBs.

	12. Final software	(1) APR.	(1) LeapFrog software (Platform OS) and SDK

13. Commit date (90% confidence that specifications and schedule will be kept)

(1) Only minor low risk silicon changes remaining.

(2) Production optics from low volume production tools.

(3) Confidence on all Anoto compulsory components including:

(i) designs will meet specifications (this is more a review than a delivery date, fine tuning remains).

(ii) suitable to high volume production.

(iii) written quotation from qualified source which meets cost, volume and schedule targets.

(1) Only minor low risk silicon changes remaining.

(2) Integrated PCB in proto mechanics.

(3) Confidence in LeapFrog ASIC including:

(i) designs will meet specifications.

(ii) suitable to high volume production.

(iii) written quotation from qualified source which meets cost, volume and schedule targets.

	14. Engineering and production testers	(1) Modified design test and production test equipment functioning and documented.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date	Milestone	Anoto deliverables (with additional acceptance criteria in parentheses)	LFIRC deliverables (with additional acceptance criteria in parentheses)
J. Integrated system

(1) XY Module parts available as risk production. Release candidate to meet specification. May require limited tool adjustments. Subject to final verification together with final DotPos ASIC.

(2) All other Anoto deliverables complete and in full compliance with spec.

(3) DotPos available from risk production (not approved, ordered at tapeout).

(1) Integrate system working (2) Preliminary reliability, agency tests, (3) Final silicon fully verified and released for limited production orders.

[*]	K. Delivery date for BSU	Fully verified with limited production, compliant with BSU specifications, BSU fully verified, released for non risk production orders.

[*]	L. Engineering Prototypes		EP, FEP, PP and PS units as available.

[*]	M. Release to Production Date (RTP)

(1) XY Module components available for non-risk production orders.

(2) DotPos ASIC released for non-risk production orders – including production test at a minimum of [*] complete and verified.

(3) System verification complete, all elements of the [*] and other Anoto deliveries complete, fully verified and compliant to specifications.

(4) Support of manufacturing transfer complete

•   Production test limits “Suitable for [*] runs”.

•   [*] performed at lower quantities.

(1) LeapFrog ASIC released for non-risk production orders.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date	Milestone	Anoto deliverables (with additional acceptance criteria in parentheses)	LFIRC deliverables (with additional acceptance criteria in parentheses)
[*]	N. Test Vectors Complete	DotPos first production test vectors 100% complete, suitable coverage, verified on corner lots and simulation and signed off by Anoto and the ASIC foundry.	LeapFrog ASIC first production test vectors 100% complete, suitable coverage, verified on corner lots and simulation, and signed off by LeapFrog and the ASIC foundry.

[*]	0. Production Start Date

[*]

The Remedy start date ([*]) will be included in Section 5.7 of the Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

SCHEDULE B: LICENSED ANOTO TECHNOLOGY,

including appropriate specifications

1.	Licensed Anoto Dot Pattern (as defined in the Agreement):

2.	Dot Codes (as defined in the Agreement):

3.	Specifications related to printing the Anoto Dot Pattern and the design of products printed with the Anoto Dot Pattern:

(A)	OFFSET PRINTING REQUIREMENT SPECIFICATION ([*])

•	Including the [*]

•	Specification of how to produce printed matters compatible with the Pen Positioning System and the specification thereof (including papers, inks and equipment).

(B)	PRINTING INTERFACE GUIDELINES

4.	The XY Module consisting of:

(A)	XY MODULE FUNCTIONALITY AND PERFORMANCE

•	According to “Positioning System functionality and performance” specifications.

(B)	CMOS SENSOR

•	Including Imaging Hardware preprocessing.

(C)	IMAGING AND ILLUMINATION COMPONENTS

•	For example (depending on design) [*]

(D)	IMAGING AND DECODING SOFTWARE

•	Generating xy-coordinates from acquired images and;

•	Image processing for product and production verification.

•	Running anywhere in the system (in the pen or on an outside computer or device).

5.	PPS Production Test for the XY Module:

(A)	PPS PRODUCTION TEST SOFTWARE AND TEST LIMITS

B-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Test software, test cases and test limits for testing of positioning functionality in running production.

(B)	PEN & OPTICS TESTER

•	The Pen & Optics Tester is used as the final test in the production line to test the PPS performance of the assembled product.

(C)	ANOTO PATTERN ANALYSER, APA

•	The Anoto Pattern Analyser, APA , is used to test and verify the printed pattern on a specific paper against the PAPS specification. The tool is connected to a PC for analysis of the pattern and feedback on printed pattern characteristics are given on the computer screen. The APA can be used for print shops as outgoing inspection, for the pen assembly factory as incoming inspection and as a development tools for the paper in the design phase. The APA is sold by a third party (Techon Gmbh) to licensees of Anoto under Techon’s standard terms and conditions for sale.

6	[*] development Tools:

(A)	[*]

•	The [*] is a development tool to verify the performance of the [*]. Feedback on [*] can be presented directly on the [*] where feedback is given on system performance. This tool is useful when developing [*].

(B)	GAPAT ([*])

•	Module for [*].

•	Possible for use in [*].

7.	Up front deliverables (these deliverables will not be updated during the project):

•	Mechanical 3D files of [*] as they are today.

•	[*] of mechanics/optomechanics from [*].

•	[*] specifications ([*]).

•	Specification of [*]).

•	[*]: the [*] specification contains information regarding the [*] for the [*] to meet its specification. Parameters such as [*] of the [*] are described.

•	PCB layout of the [*] for [*].

•	[*] of [*] for [*].

B-2

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE C: LICENSED LEAPFROG TECHNOLOGY,

including appropriate specifications

1.	The LeapFrog ASIC:

•

[*] ASIC including [*] core, cache, RAM, system functions and analog circuits. Designed to interface with DotPos ASIC, run Anoto XY Module software, perform system functions and run product applications developed and available in both die form for die bonding and packaged form for PCB solder. The LeapFrog ASIC includes third party hardware components, such as the [*] which will have license fees due. Either LFIRC must collect royalties from Anoto for the third party components in the ASIC, or Anoto must separately license at the prices and terms offered by such third party. Third party component license fees due may be collected as part of a foundry arrangement as further defined in Section 3.5 and Section 9.3 of the Agreement.

•	The LeapFrog ASIC may contain third party software that Anoto must separately license, at the prices and terms offered by such third party, depending on product design.

2.	LeapFrog Software has two components:

•	LeapFrog Platform Software and Object Code (“Platform OS”):

•	Commercially available third party [*] operating system that must be licensed from [*] or other comparable provider selected by LFIRC.

•

LeapFrog binary code (includes application program interfaces (APIs), application libraries, hardware drivers, and interface routines to commercially available [*] operating system, which Anoto must separately license at the prices and terms offered by such third party) and includes the following components:

•	Audio sub-system.

•	Speech decompression functions.

•	Music functions.

•	Timers.

•	Memory allocation.

•	Cache control.

•	Interrupts.

•	Boot code.

•	Events.

•	Messaging.

C-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Standard C/C++ library routines (this is third party technology that Anoto must separately license at the prices and terms offered by such third party).

•	Semaphores.

•

Note: LeapFrog binary code includes software licensed to LFIRC which LFIRC will sublicense. LFIRC has an obligation to collect royalties on behalf of its third party licensors and must collect royalties on those products. Such royalties charged to Anoto shall be without mark-up.

•	LeapFrog source code to run on the System ASIC:

•	The ASIC system starter/hello world module is the only source code to be provided.

•	Software supported audio codec that Anoto must separately license at the prices and terms offered by such third party.

•

Note: All of the foregoing Platform OS components are redistributable except for the source code version of the ASIC system starter/hello world module. This means that an Anoto sublicensee can receive LFIRC’ s source for the ASIC system start/hello world module, but cannot distribute the source (only can distribute binary derivatives).

•	LeapFrog SDK Tools and Documentation (“LeapFrog SDK”):

•	[*] (this is third party software that Anoto must separately license at the prices and terms offered by such third party).

•	Build environment, including [*] and [*], which are third party open-source tools that Anoto must separately license at the prices and terms offered by such third party.

•	LeapFrog Content tools, including:

•	Audio compression

•	MIDI conversion.

•	Binary packers.

•	Shape definition and packing tool.

•	SDK documentation.

•	Additional software components may also require Anoto to separately license the software component at the prices and terms offered by such third party.

•	Note: LeapFrog Content tools may include software licensed to LFIRC which LFIRC will sublicense.

C-2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

SCHEDULE D: ANOTO COMPONENTS

1.	Anoto Compulsory Components:

CMOS SENSOR

a.	Including [*].

IMAGING AND DECODING SOFTWARE

b.	Generating [*], and;

c.	[*] for product and production verification.

d.	This Anoto Compulsory Component can be running anywhere in the system (e.g., in [*]).

2.	Anoto Key Components:

IMAGING AND ILLUMINATION COMPONENTS

•	For example (and depending on design), these Anoto Key Components would include: [*]

3.	Anoto Specifications and Processes:

PPS PRODUCTION TEST SOFTWARE AND TEST LIMITS

•	Test software, test cases and test limits for testing of positioning functionality in running production.

OFFSET PRINTING REQUIREMENT SPECIFICATION ([*])

•	Including the [*]).

•	Specification of how to produce printed matters compatible with the Pen Positioning System (“PPS”) and the specification thereof (including papers, inks and equipment).

INK REFILL SPECIFICATION

•	The ink refill specification contains information regarding the ink cartridge for the PPS system to meet its specification. Parameters such as type of ink and mechanical dimensions of the ink refill are described.

PEN & OPTICS TESTER SPECIFICATIONS AND TEST PROCESS

•	Specifications and process for the Pen & Optics Tester.

D-1

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE E: ANOTO AUTHORIZED SOURCE

[*]

Other vendors used by Anoto or as mutually agreed upon by the Parties.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

SCHEDULE F: QUALIFIED LEAPFROG FOUNDRIES

None as of the Effective Date. The Parties will mutually agree upon Qualified LeapFrog Foundries.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

SCHEDULE G: ROYALTY AND PAYMENT SCHEDULE

1. Licensed Product Royalty. Subject to the Section 6 of this Schedule G, for each unit of LeapFrog Product sold by LFIRC or its Group Companies under this Agreement, LFIRC will pay to Anoto a Royalty (the “Licensed Product Royalty”) equal to:

(a)	First [*] Units – For the first [*] units of LeapFrog Products sold by LFIRC or its Group Company, [*] of the Net Sales Value of LeapFrog Product.

(b)	After [*] Units – For all units of LeapFrog Products in excess of [*] sold by LFIRC or its Group Company, [*] of the Net Sales Value of LeapFrog Products.

Such Royalties under this Section 1 of Schedule G will be deducted against the Advance Royalties paid under Section 5 of this Schedule G. Licensed Product Royalty will not apply to inter-company transactions between LFIRC Group Companies but rather will be based on the first sale by LFIRC or its Group Company to an unrelated customer.

In addition to the above definition of Licensed Product Royalty, the following shall apply until [*] after which date it will be renegotiated in good faith by the Parties.

A Maximum and Minimum royalty shall be applied for each LeapFrog Product sold in the Exclusive Field. The Maximum Royalty per LeapFrog Product within the Exclusive Field per unit will be [*]. The Minimum Royalty per LeapFrog Product within the Exclusive Field per unit will be [*].

For the avoidance of doubt, these Maximum and Minimum levels will only be applicable for LeapFrog Products sold or otherwise distributed within the Exclusive Field Furthermore, this applies only to units sold separately (i.e., these levels are not applicable for multiple units bundled into one product package), e.g., a starter kit with one pen and one piece of Content.

The above Maximum and Minimum levels are applied to determine the Licensed Product Royalty before taking into account any discount permitted under the Agreement or this Schedule G. For example, if a unit of Licensed Product sold for [*], then the Licensed Product Royalty at [*] would be [*]; however, the Licensed Product Royalty would, under the preceding paragraph, be deemed no less than the Minimum Level of [*]. Any permitted discounts permitted this Schedule G or Section 5.7 would then be applied to reduce the net Licensed Product Royalty, even if below the Minimum Level (in the case of a [*] discount for example, to [*]).

2. Content Royalty.

(a)	Where LFIRC or its Group Company sells or licenses LeapFrog Content on a stand-alone basis, LFIRC will pay a royalty (the “LeapFrog Content Royalty”) per sold LeapFrog Content item equal to:

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(i)	[*] of the Net Sales Value, if no royalty is paid by LFIRC or a Group Company to a third party licensor in connection with the LeapFrog Content; or

(ii)	[*] of the Net Sales Value, if LFIRC or a Group Company pays royalties to a third party licensor in connection with the LeapFrog Content

(b)	Where LFIRC or its Group Company sells or licenses LeapFrog Content other than on a stand-alone basis, LFIRC will pay Anoto: (i) where the LeapFrog Content is bundled with a LeapFrog Product, a Royalty equal to the Licensed Product Royalty will apply with respect to the Net Sales Value of the bundle; and (ii) where the LeapFrog Content is bundled with any product or item other than a LeapFrog Product, a reasonable Royalty based on the value of the Content in proportion to the value of the overall product will be paid to Anoto; provided, however, that Anoto has given its written approval to such Royalty level, such approval not to be unreasonably withheld.

(c)	Where content is developed, created and sold by an unrelated sublicensee of LFIRC or a Group Company, the Royalty rate is [*] of the sublicensees Net Sales Value of such content, subject to the following, notwithstanding the provisions of Section 2(a) or 2(b) above to the contrary :

(i)	LFIRC or its Group Companies will have the right to license [*] to a sublicensee, the right to print Licensed Anoto Dot Pattern in books, magazines and other publications that (a) are sold by the sublicensee separately from the digital software and content used with the LeapFrog Product (“SW Content”), (b) were not originally published in digitally enabled form for use with the Licensed Anoto Dot Pattern, and (c) with the exception of adding the Licensed Anoto Dot Pattern and additional codes or features that interact with LeapFrog Products to provide additional functionality, no material changes have been made to the original book, magazine, or publication other than the inclusion of such additional codes or features and of notice to readers that the Licensed Anoto Dot Pattern is used. In such case, [*] Royalty shall be paid to Anoto for such sublicense, except for the Anoto Dot Pattern License Fee set forth in Section 3 below as applicable, and LFIRC and its Group Companies [*]. This Section 2(c)(i) will not apply if LFIRC or any LFIRC Group Company charges the sublicensee [*] for the right to use Licensed Anoto Dot Pattern with such digitally-enabled books, magazines or other publications.

(ii)

For books, magazines and other publications that were originally published in digitally enabled form for use with the Licensed Anoto Dot Pattern, the Royalty payable to Anoto is [*] of the sublicensee’s Net Sales Value of such products. Such Royalty will also apply when such book, magazine or publication, is bundled and sold together with the

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corresponding digital SW Content, or when the digital SW Content is sold, in tangible form (cartridge or similar).

(iii)	If the digital SW Content is sold separately by means of downloading the SW from an internet service, the Royalty payable to Anoto is [*] of the sales value received from the customer that is downloading and paying for such digital content, excluding sales tax and administrative costs that are stated separately (e.g. handling and invoice fee’s and similar charges).

(d)	Such Royalties under this Section 2 will be deducted against the Advance Royalties paid under Section 5 of this Schedule G. LeapFrog Content Royalty will not apply to inter-company transfers between LFIRC Group Companies but rather will be based on the first sale by LFIRC or a Group Company to an unrelated customer.

(e)	The Parties agree to discuss in good faith the possibility of pre-printing the Licensed Anoto Dot Pattern in LeapFrog Content or other Content prior to initial launch of LeapFrog Products.

3. Anoto Dot Pattern License Fee. With respect to any license by LFIRC for additional unique areas of the Anoto Dot Pattern (following the initial allocation of the equivalent of [*] pursuant to Section 2.2 of the Agreement), after Anoto has completed and confirmed processing of LFIRC’s order for the Licensed Anoto Dot Pattern, and has allocated the applicable portion of the Anoto Dot Pattern to LFIRC, LFIRC will pay Anoto the applicable license fee therefore as set forth in Section 2.2 of the Agreement.

4. Royalties on Sublicensing Revenues.

(a)	If Anoto grants a sublicense of its rights under Section 3 of the Licensed LeapFrog Technology to third parties, then Anoto will pay LFIRC a Royalty equal to a portion, specified as follows, of the Net Sublicense Royalty Value received by Anoto:

(i)	[*] of any Net Sublicense Royalty Value received by Anoto or its Group Companies until first [*] royalty-bearing units implementing the Joint Platform (“Royalty Bearing Units”) have been sold;

(ii)	[*] of any Net Sublicense Royalty Value received by Anoto or its Group Companies once sales of Royalty-Bearing Units are in excess of [*].

(b)	If LFIRC grants a sublicense of its rights under Section 2 of the Licensed Anoto Technology to third parties, then LFIRC will pay Anoto a Royalty based on sales by such third parties as if such sales were made by LeapFrog.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	In addition to its obligation to pay NRE under Section 5 of the Agreement, LFIRC may elect to pay, in whole or in part, additional non-recurring expenses of Anoto associated with the development of the Anoto ASIC to lower the per-unit amortization charge assessed by Anoto’s third-party ASIC supplier. In such case, LFIRC, Anoto and the relevant third-party supplier will enter into an agreement whereby prices charged to LFIRC by the third-party supplier for the Anoto ASIC will be reduced (relative to those charged by the supplier or Anoto to other customers) for a volume of units sufficient to allow LFIRC to recover such additional non-recurring expense.

5. Payments and Payment Terms.

5.1	Total Payments. In partial consideration of the licenses granted and services performed by Anoto, LFIRC will pay to Anoto the following payments in accordance with Sections 5.2 through 5.4 below:

(a)	[*] as a non-recurring charge for engineering services provided by Anoto under the Statement of Work (“NRE Fee”);

(b)	[*] as a nonrefundable initial license fee (“Initial License Fee”);

(c)	[*] as a nonrefundable interim license fee that will not be credited against future Royalty obligations (“Interim License Fee”); and

(d)	[*] as an advance to be credited against Royalty obligations incurred by LFIRC under this Agreement (“Advance Royalties”).

5.2	NRE Fee. LFIRC will pay the NRE Fee to Anoto in five (5) equal installments of [*]. The installments will be payable upon attainment by Anoto of each specified milestone (as described in the Statement of Work) in accordance with the following schedule:

(a)	[*]: First full APR functionality (Milestone D1);

(b)	[*]: DotPos (silicon out) samples available from vendor (Milestone F);

(c)	[*]: Attainment of all milestones specified (Milestones II through I4);

(d)	[*]: XY Module release to production (Milestone M);

(e)	[*]: Production Start Date (Milestone 0).

5.3	Initial License Fee. LFIRC will pay the Initial License fee to Anoto within ten (10) days after the date that this Agreement is executed by all of the Parties.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.4	Interim License Fee. LFIRC will pay the Interim License Fee to Anoto in four (4) equal installments as follows:

(a)	[*] to be paid by [*];

(b)	[*] to be paid by [*];

(c)	[*] to be paid by [*]; and

(d)	[*] to be paid by [*].

5.5	Advance Royalties. LFIRC will pay the Royalty Advance in four (4) installments as follows:

(a)	[*] to be paid by [*];

(b)	[*] to be paid by [*];

(c)	[*] to be paid by [*]; and

(d)	[*] to be paid by [*].

The Advance Royalties will be credited against Royalty amounts owed by LFIRC under this Agreement until the Advance Royalties are exhausted. LFIRC will not be entitled to a refund of Advance Royalties except as expressly provided under this Agreement. In accordance with Section 5.7 under the Agreement, portions of the Advance Royalties may “vest” if LFIRC does not fulfill its obligations under the Statement of Work. Portions of the Advance Royalties that have vested will not subsequently be credited to LFIRC’s Royalty obligations.

6. Discount. Subject to the terms of this Section 6, LFIRC may take a [*] discount against Royalties payable by LFIRC under Sections 1 and 2 of this Schedule G until such aggregate life-to-date discounts taken by LFIRC under this Section 6 (not Section 5.7) equals [*]. Under this Section 6, LFIRC may take such discount against Royalty payments that are already discounted in accordance with Section 5.7 of the Agreement, unless expressly stated to the contrary in Section 5.7. For example, if LFIRC’s first Licensed Product were introduced in the first quarter of [*], and if Net Sales Value generated in that quarter were [*], then the resulting Royalty obligation (at [*] Royalty rate) would be [*]; in that case, LFIRC would first discount this gross Royalty obligation as permitted under Section 5.7 to arrive at a net Royalty obligation; LFIRC would then take a [*] discount under this Section 6 against such net Royalty obligation. Assuming in the foregoing example that there were no discount available under Section 5.7, then LFIRC would remit (or deduct against any Advanced Royalties paid and not previously deducted, as applicable) [*] to Anoto in full satisfaction of LFIRC’s Royalty obligation for that quarter. Having taken that discount, LFIRC’s aggregate life-to-date discount for purposes of this Section 6 would equal [*] and thereafter LFIRC would not be entitled to take additional discounts under this Section 6. Assuming instead in the foregoing example that a discount were available under Section 5.7, then LFIRC would take the Section 5.7 discount and then apply the

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[*] discount under this section to the net result. Only the amount of the incremental [*] discount taken under this Section 6 would be included in LFIRC’s aggregate life-to-date discount for purposes of determining when the LFIRC has reached [*] aggregate life-to-date discount cap.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TECHNOLOGY LICENSE AGREEMENT

SCHEDULE H: MAINTENANCE AND SUPPORT TERMS

To be negotiated in good faith by the Parties before December 31, 2004, unless otherwise agreed.

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE I: LICENSED ANOTO IP

Includes the list of Patents and Patent Applications Owned by Anoto AB and its Group Companies, as of the Effective Date.

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE J: LICENSED LEAPFROG IP

U.S. Pat. Application Ser. No. 60/456,053 filed March 18, 2003, entitled “Scanning Apparatus and Method for Scanning Print Elements” naming inventors James Marggraff, Michael C. Wood, and Mark Flowers.

No other patents or patent applications of LFIRC or LeapFrog existing as of the Effective Date are included in Licensed LeapFrog IP, notwithstanding anything to the contrary in the Agreement.

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE K: RELEVANT PATENTS RELATING TO LEAPFROG TECHNOLOGY

AND RELEVANT PATENTS RELATING TO ANOTO TECHNOLOGY

1.	Relevant Patents Relating to LeapFrog Technology

[*]

2.	Relevant Patents Relating to Anoto Technology

Please note that the list does not include complete families, but only one exemplary family member of each family.

[*]

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TECHNOLOGY LICENSE AGREEMENT

SCHEDULE L: INDIVIDUAL MARKETS

[*]

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.